As filed with the SEC on April 10, 2018 .	Registration No. 033-20000
Registration No. 811-05466
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post‑Effective Amendment No. 41

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 67

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
800 778-2255
(Address and telephone number of principal executive offices)

Jordan K. Thomsen
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

□	immediately upon filing pursuant to paragraph (b) of Rule 485
■	on May 1, 2018 pursuant to paragraph (b) of Rule 485
(date)
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on pursuant to paragraph (a)(1) of Rule 485
(date)

■	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:
INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2018
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
Variable
APPRECIABLE
LIFE®
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.
You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•	In one or more of the available Variable Investment Options of :

1.	The Prudential Variable Appreciable Account (the “Account”) which invests in a corresponding Fund of The Prudential Series Fund (the “Series Fund”).

•	PSF Conservative Balanced	•	PSF Government Income	•	PSF Natural Resources
•	PSF Diversified Bond	•	PSF Government Money Market	•	PSF Small Capitalization Stock
•	PSF Equity	•	PSF High Yield Bond	•	PSF Stock Index
•	PSF Flexible Managed	•	PSF Jennison	•	PSF Value
•	PSF Global
OR

2.	The Prudential Variable Contract Real Property Account (the “Real Property Account”).

•	In the Fixed Rate Option , also referred to as “fixed investment option,” which pays a guaranteed interest rate.
Please read this prospectus and keep it for future reference . Capitalized terms used in this prospectus are defined where first used or in the section DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .
In compliance with U.S. law, Prudential delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in The Prudential Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

SUMMARY OF CHARGES AND EXPENSES
Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.
Expenses other than Portfolio Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for purchases, surrenders, transfers and other transactions, and certain riders.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums(1) (Varies by state and locality.)	Deducted from premium payments.	0% to 14.85%(3)
Administrative fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of the primary annual premium.)	Monthly	0.5%
Contingent Deferred Sales Charge (Load)(2) (Charge is a percentage of the primary annual premium.)	Upon lapse, surrender or decrease in the Face Amount.	50%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

(3)	The most common charge for taxes attributable to premiums is 3.25%.
The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Fund and Real Property Account fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds' and Real Property Account's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.121(3)
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.9%(4)

Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(7)
Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.03 plus $3.00
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.03
Net interest on loans(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.03 to $27.00 _____________ $0.15(3)
Child Level Premium Term Rider(8) (Charge per $1,000 of rider coverage.)	Monthly	$0.45
Renewable Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Renewable Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.02 to $55.08 _____________ $0.13(3)
Accidental Death Benefit Rider(1)
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.03 to $0.70 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider(1)
Minimum and Maximum Charges
per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
	Monthly	From $0.06 to $0.37 _____________ $0.23(3)

Waiver of Premium Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.01 to $0.31 _____________ $0.07(3)
Applicant Waiver of Premium Rider(1)(5)
Minimum and Maximum Charges
(Charge is a percentage of the Contract's annual premium.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's annual premium.)
Monthly	From 0.424% to 3.394% _____________ 0.679%(3)
Unscheduled Premium Benefit Rider(1)(5)
Minimum and Maximum Charges
(Calculated as a percentage of the current unscheduled premium benefit amount.)
_____________
Unscheduled Premium Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Calculated as a percentage of the current unscheduled premium benefit amount.)
Monthly	From 0.38% to 1.14% _____________ 0.42%(3)

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class. The charges given are representative for issues after 1997. Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

(3)
The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.

(4)	The daily charge is based on the effective annual rate shown.

(5)
The cost of this rider will provide for an additional benefit amount, above the amount for the Waiver of Premium Rider. The percentage varies based on underwriting class. For the Applicant Waiver of Premium Rider, the charge may not be less than $0.15 per $1,000 of Face Amount.

(6)
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(7)
The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(8)	Duration of the charge is limited. See CHARGES AND EXPENSES.
Variable Investment Option Expenses
This table shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you will pay periodically during the time you own the Contract . More detail concerning Variable Investment Options' fees and expenses is contained in the prospectus for the Variable Investment Options. Variable Investment Option prospectuses are available at www.prudential.com/eprospectus or by calling 800-778-2255.

Total Annual Fund Operating Expenses(1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.32%	0.81%

(1)	Total Annual operating expense for the Real Property Account is 5.56%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS
Brief Description of the Contract
The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in all states. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.
Types of Death Benefit Available Under the Contract
The Death Benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different Death Benefit amount.
Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount. It can never be less than this amount. However, it is possible, that the Contract Fund may grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.
Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.
Death Benefit Guarantee
The Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when your Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the Cash Surrender Value. See LAPSE AND REINSTATEMENT .

The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.
Tabular Contract Fund
The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date.
Premium Payments
Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.
Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, and Tax Treatment of Contract Benefits. Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund the Contract would go into default.
Allocation of Premium Payments
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Prudential Variable Appreciable Account and the Allocation of Premiums sections.
On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options and the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
Investment Choices
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. See The Funds, The Fixed Rate Option , and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office.
We may add additional Variable Investment Options in the future.
Increasing or Decreasing the Face Amount
Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract. An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the Face Amount. See Increases in the Face Amount.
You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.
We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Access to Contract Values
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.
Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.
Contract Loans
You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge and less any outstanding loan debt. The minimum loan amount you may borrow at any one time is $200, unless the loan proceeds are used to pay premiums on your Contract. See Loans.
Canceling the Contract
Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS
Contract Values are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces
We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Contract Lapse
If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions .
Risks of Using the Contract as a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Taking Withdrawals
We may limit you to no more than four withdrawals in a Contract Year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable Tabular Contract Fund. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits .
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See CHARGES AND EXPENSES . Withdrawals from Form B (variable) Contracts will not change the Face Amount. However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount by no more than the amount of the withdrawal.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers
All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option or the Fixed Rate Option.
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
In addition, you may use our dollar cost averaging feature. Currently, transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. See Transfers/Restrictions on Transfers and Dollar Cost Averaging.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary. The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the Real Property Account Prospectus.
We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.
Charges on Surrender of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds.
We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount), the Contract lapses, is surrendered, or the Face Amount is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges . While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
Risks of Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits .
If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the

Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
Replacement of the Contract
The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds, The Fixed Rate Option and The Prudential Variable Contract Real Property Account.
Risks Associated with the Variable Investment Options
Each Variable Investment Option has its own investment objective and associated risks, which are described in the Variable Investment Option prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Variable Investment Options will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose. You bear the investment risk that the Variable Investment Options may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when Account and Contract charges are deducted, you experience a negative return. See The Funds.
Learn More about the Variable Investment Options
Before allocating amounts to the Variable Investment Options, you should read the current Fund and the Real Property Account prospectus for detailed information concerning their investment objectives, strategies, and investment risks.
GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, VARIABLE INVESTMENT OPTIONS, AND THE FIXED RATE OPTION
The Prudential Insurance Company of America
Prudential, a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.
The Prudential Variable Appreciable Account
Prudential has established the Account to hold certain assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits of the Funds attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time Prudential will transfer capital contributions and charges to our general account. Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.
You may invest in one or a combination of the available Funds and other Variable Investment Options. When you choose a Fund, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Funds including other Variable Investment Options in the future.
The Funds
The Series Fund is registered under the Investment Company Act of 1940 as an open‑end diversified management investment company. Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.
The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.
This Contract offers only Funds managed by PGIM Investments LLC, an affiliated company of Prudential (“Affiliated Funds”). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over other funds sponsored and advised by companies not affiliated with Prudential. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Contract. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Contract Fund Value to the Variable Investment Options that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially. Prudential has selected the Funds for inclusion as investment options under this Contract in Prudential’s role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund. See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from the Funds and/or their affiliates.
In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.
Each Fund is detailed in its own prospectus. The Fund's prospectus and statement of additional information is available at www.prudential.com/eprospectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Portfolios will be met. Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.
Investment Manager
PGIM Investments LLC serves as the investment manager for the Series Fund.
The investment management agreements for the Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Subadviser
The Prudential Series Fund – Class 1 Shares
PSF Conservative Balanced Portfolio	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; Quantitative Management Associates LLC
PSF Diversified Bond Portfolio	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; Quantitative Management Associates LLC
PSF Global Portfolio	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Income Portfolio	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio	Seeks high total return.	PGIM Fixed Income
PSF Jennison Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio	Seeks long-term growth of capital.	Quantitative Management Associates LLC
PSF Stock Index Portfolio	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
PSF Value Portfolio	Seeks capital appreciation.	Jennison Associates LLC
As an investment adviser, PGIM Investments LLC charges the Series Fund a daily investment management fee as compensation for its services. PGIM Investments LLC pays each subadviser out of the fee that PGIM Investments LLC receives from the Series Fund. Allocations made to all Funds benefit us financially because fees are paid to us or the Prudential Companies by the Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectus.
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.
Service Fees Payable to Prudential
The Prudential Companies receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and the Prudential Companies, allocations you make to the Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.
We receive administrative services payments which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. Currently, the maximum administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.05% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and the Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from the Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when the Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so .
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute one or more of the Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer . We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Prudential Variable Contract Real Property Account
The Real Property Account is a separate account of Prudential. The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. Although it is a Variable Investment Option, it is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Funds. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.
The Partnership has entered into an investment management agreement with PGIM, Inc. (“PGIM”), under which PGIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.
A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the prospectus for the Real Property Account. The Real Property Account prospectus is available at www.prudential.com/eprospectus or by calling 800-778-2255 . It should be read together with this prospectus by any Contract Owner considering this option. There is no assurance that the investment objectives of the Real Property Account will be met.
The Fixed Rate Option
You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other Separate Accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws .
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current Contract charge, up to the maximum Contract charge, without giving any advance notice.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will vary by state and locality. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Taxes Attributable to Premiums
We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts.
The first part is a charge for state and local premium taxes. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).
The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991. We believe that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. Beginning in 2018, t he required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes .
Deduction from Premiums
We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.
Sales Load Charges
A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium”. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund. The sales load is charged whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract Years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract Years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract Years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract Year or 10 years from an increase in the Face Amount. It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.
Cost of Insurance
We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.
The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates in effect at any given time vary by Face Amount and Contract duration, as well as the Issue Age, sex, and underwriting class of the insured. The rates generally increase over time but are never more than the maximum charges listed in the data pages of your Contract. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.
COI rates are applied to the net amount at risk to determine the COI charge.  Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower net amount at risk and lower COI charge.  A lower Contract Fund value in relation to the Death Benefit will result in a higher net amount at risk and a higher COI charge.  For Contracts with a Form A Death Benefit, the net amount at risk generally changes as the Contract Fund changes.  For Contracts with a Form B Death Benefit, the net amount at risk generally does not change as the Contract Fund changes.

The following table provides hypothetical examples of the net amount at risk’s role in determining COI charges.  The examples assume a $1,000,000 Face Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of net amount at risk.

Example net amount at risk Scenarios

Death Benefit Form	Death Benefit amount	Contract Fund value	Net Amount at Risk	Month’s COI charge
Form A	$1,000,000	$125,000	$875,000	$875.00
Form A	$1,000,000	$175,000	$825,000	$825.00
Form B	$1,050,000	$125,000	$925,000	$925.00
Form B	$1,100,000	$175,000	$925,000	$925.00

Because the net amount at risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the net amount at risk, and may also cause the Contract to lapse earlier unless additional premiums are paid.  Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the net amount at risk on which COI charges are based.

Monthly Deductions from the Contract Fund
We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment options.

(a)
We deduct an administrative charge based on the Face Amount. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners. We deduct $3 per Contract and up to $0.03 per $1,000 of the Face Amount. This charge also applies to increases in the Face Amount. Thus, for a Contract with a $75,000 Face Amount, the charge is $3 plus $2.25 for a total of $5.25 per month. The current charge for Contracts with Face Amounts greater than $100,000 is lower. The $0.03 per $1,000 of the Face Amount is reduced to $0.01 per $1,000 for that portion of the Face Amount that exceeds $100,000 and will not exceed $12.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

Daily Deduction from the Variable Investment Options
Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.90%. For Contracts with Face Amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Lapse or Surrender Charges
We assess additional sales load, the CDSL, if the Contract lapses or is surrendered during the first 10 Contract Years or 10 years from an increase in the Face Amount, or if a withdrawal is made under a Form A Contract during that 10 year period. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract Years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge. See Monthly Deductions from Contract Fund. In the next five Contract Years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract Anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.
The CDSL is also subject to a further limit at older Issue Ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the CDSL for such insureds is no more than $32.50 per $1,000 of the Face Amount.
The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower CDSL than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)
The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the SEC. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the CDSL) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the total of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.
The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 Face Amount, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, a proportionate amount of the CDSL will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%
The percentages shown in the last column will not be appreciably different for insureds of different ages.
In addition to the CDSL, we deduct a charge of $5 per $1,000 of the Face Amount upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract Year or 10 years from an increase in the Face Amount. If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.

We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount.
Transaction Charges

(a)	We charge a withdrawal fee in an amount up to $15 for each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount.

(c)	We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.
Portfolio Charges
We deduct charges from and pay expenses out of the Variable Investment Options as described in the Funds' and Real Property Account's prospectuses.
Rider Charges
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
You may change the ownership of the Contract by sending us a request in Good Order. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. If we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payments before we receive the request, we will not have to make the payments again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement of Age or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. A Prudential representative can explain these options upon request.

Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.
RIDERS
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. All riders were only available at Contract issuance, except as noted.
Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon the death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract Owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.
We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Any Prudential representative can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.
Living Needs BenefitSM Rider - The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. This rider may be added after Contract issuance, subject to our underwriting requirements.
Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value. One or both of the following options may be available. You should consult with a Prudential representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT
As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 81. You could have applied for a minimum initial guaranteed Death Benefit of $75,000; however, higher minimums applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $50,000, which will increase by 50% at age 21. Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.
PREMIUMS
Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi‑annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year. The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.
You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.
Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be.
A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.
If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these “term riders” also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher Cash Surrender Value and Death Benefit than if the same premium had been paid under a Contract with the same Death Benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower Cash Surrender Values.
You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.
Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit. The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.
Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract Anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Processing and Valuing Transactions
Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Allocation of Premiums
On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options or the Fixed Rate Option according to the allocations you specified in the application form . The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Portfolios of the Variable Investment Option are calculated, which is as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time.) With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment.. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation to all selected investment options must equal 100%.
Transfers/Restrictions on Transfers
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, or to the Fixed Rate Option, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary. The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary. Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for the Real Property Account.
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for the Variable Investment Option advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the the Variable Investment Option to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a the Variable Investment Option (e.g., by the the Variable Investment Option’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the adviser believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect the Variable Investment Option performance to the disadvantage of other Contract Owners.
In addition, Contract Owners who own variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract Owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Variable Investment Options have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Variable Investment Options describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Variable Investment Options may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Variable Investment Options in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Variable Investment Options (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Variable Investment Options.
The Variable Investment Options may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Variable Investment Option determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Variable Investment Option and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Variable Investment Option has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Government Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Government Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.
Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the NYSE is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Government Money Market Subaccount. Currently there is no charge for using the DCA feature.
DEATH BENEFITS
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.
When Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Prudential representative can explain the options upon request.
In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at rates set by Prudential. This rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the FDIC. Prudential representative authorized to sell this Contract can explain this option upon request.
Types of Death Benefit
You may have selected from two types of Death Benefit at issue. A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.
A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default. This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES . The automatic increase in the Face Amount may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits .
Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount. For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.
Increases in the Face Amount
After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract. The increase will be subject to state approval and the underwriting requirements we determine.
The following conditions must be met:

(1)	you must ask for the change by sending us a request in Good Order to our Service Office;

(2)	the amount of the increase in the Face Amount must be at least $25,000;

(3)	you must prove to us that the insured is insurable for any increase;

(4)	the Contract must not be in default;

(5)	you must pay an appropriate premium at the time of the increase;

(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and

(7)	if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the change, we will send you new data pages for your Contract showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the Face Amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.
Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, CDSL and transaction charges, Tabular Contract Fund, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation. We will tell you the amount of the required payment. You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the Face Amount, you should consult your own tax adviser and a Prudential representative.
If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.
In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the GAP of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter. Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the CDSL will be determined as if there were two separate Contracts rather than one. Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.
If you elect to increase the Face Amount, you will receive a “free-look” right, which applies only to the increase in the Face Amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be re-calculated as though no increase had been applied.
You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Fixed Rate Option at any time within two years after an increase in the Face Amount.

Decreases in the Face Amount
You have the option of decreasing the Face Amount without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the COI.
The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;

(2)	the Face Amount after the decrease must be at least equal to the minimum Face Amount applicable to your Contract; and

(3)	if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, Tabular Contract Fund, Scheduled Premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount. We will also reduce your Contract Fund by deducting a proportionate part of the CDSL and surrender charges, if any.
We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.
It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Prudential representative before requesting any decrease in the Face Amount.
CONTRACT VALUES
Surrender of a Contract
You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount. You will be given a new Contract document. The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount. The Face Amount must be at least equal to the minimum Face Amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.
To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits and Surrender Charge .
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
How a Contract’s Cash Surrender Value Will Vary
The Cash Surrender Value (taking into account the CDSL and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Service Center. The Contract’s Cash Surrender Value on any date will be the Contract Fund less any CDSL and transaction charges, if any, and less any Contract Debt. The Contract Fund changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Options;

(2)	interest credited on any amounts allocated to the Fixed Rate Option; and

(3)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES . Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.
Loans
You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option taking into account any prior loans. The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.
If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2017 ranged from 3.87% to 4.36%.
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.
When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

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While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due. If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.
A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.
The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Option. The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.
If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in Good Order at our Service Office.

(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund for the new Face Amount. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.

(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.

(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.

(f)	You may make no more than four withdrawals in each Contract Year.

There is an administrative processing for each withdrawal in an amount up to $15. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.
Under a Form A Contract, the Face Amount is reduced by no more than the withdrawal amount . We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in the data pages of your Contract. If a withdrawal is made before the end of the 10th Contract Year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based upon the percentage reduction in the Face Amount. Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative. See Tax Treatment of Contract Benefits.
Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly. Neither the Face Amount nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.
A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
LAPSE AND REINSTATEMENT
If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.
However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed Contract.
Generally, for Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. Please refer to your Contract for exact dates. For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed Contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.
If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.
Options on Lapse
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request of Prudential’s prior to the end of the 61 day grace period. You may also choose one of the three options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid‑up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid‑Up Insurance. Variable reduced paid‑up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum Death Benefit. Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid‑up Contract described earlier. Variable reduced paid‑up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid‑up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid‑up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid‑up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid‑up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid‑up insurance is the automatic benefit upon lapse.

3.
Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a Cash Surrender Value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits.

TAXES
Tax Treatment of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see the prospectuses and statements of additional information for the investment.
We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the Contract Fund, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Prudential representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of issued life insurance policies to third parties.   Beginning in 2018, if you sell your Contract to a third party, such as a life settlement company, that purchaser is required to report the amount of the sales proceeds to us and the IRS.  We are then required to report your cost basis in that Contract to you and the IRS.

Tax-Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid up insurance, variable reduced paid-up insurance, and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.
You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums for Contracts issued on or after June 17, 1991. There is no charge for federal income taxes for Contracts issued prior to June 17, 1991. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Prudential’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $120,592,554 in 2017, $100,714,661 in 2016, and $97,551,382 in 2015. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,855,401 in 2017, $2,574,216 in 2016, and $2,464,259 in 2015. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or the Prudential Companies offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or the Prudential Companies.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2017) that received payment or accrued a payment amount with respect to variable product business during 2017 may be found in the statement of additional information. The least amount paid or accrued and the greatest amount paid or accrued during 2017 were $1.00 and $9,341,154, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or the Prudential Companies may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Prudential is subject to legal and regulatory actions in the ordinary course of our business.  Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.  In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period.  In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Variable Investment Option; the ability of Pruco Securities to perform its contract with the Separate Account; or Prudential's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS
Prudential's audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contract. The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS
Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.
Contract - The individual variable life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is issued, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.
Face Amount - The amounts of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as “fixed investment option.”
Fund/Portfolio - These are terms that may be used interchangeably and represent the underlying investments held in the Account.
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Issue Age - The insured's age as of the Contract Date.
Monthly Date - The Contract Date and the same date in each subsequent month.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office

(1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Scheduled Premiums - The amounts set forth in your Contract which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.
Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Prudential Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of the general assets of The Prudential Insurance Company of America. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Fund.
Tabular Contract Fund - a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.
The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.
The Prudential Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).
Variable Investment Options - This represent the investments and/or underlying investments, held in the Account and the Real Property Account which you may select for your Contract.

To Learn More About Prudential’s Variable Appreciable Life®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000. The SAI contains additional information about the Prudential Variable Appreciable Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life® SAI, material incorporated by reference, and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI, personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-05466.

PART B:
INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
The date of this Statement of Additional Information and of the related prospectus is May 1, 2018.
The Prudential’s Variable Appreciable Life Insurance
The Prudential Insurance Company of America
Variable Appreciable Life ®
Insurance Contracts
This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.
The defined terms used in this Statement of Additional Information are as defined in the prospectus.
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

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GENERAL INFORMATION AND HISTORY
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a stock life insurance company founded on October 13, 1875 under the laws of the state of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.
Control of The Prudential Insurance Company of America
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

Prudential is parent to Pruco Life Insurance Company (“Pruco Life”) and Pruco Life is parent to Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.

State Regulation
Prudential is subject to regulation and supervision by the Department of Banking and Insurance of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services and Third Party Administration Agreements
Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life or Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,394,460 in 2017, $1,507,087 in 2016, and $1,620,970 in 2015 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.
Cyber Security
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the

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technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
INITIAL PREMIUM PROCESSING
In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.
These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of a Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of this Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.
The Contract Date is the date we determine the proposed insured’s Issue Age. It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.
If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

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If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium received in Good Order.
If the minimum initial premium is received after the Contract Date, it will be applied as of the date it is received in Good Order.
There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.
In situations where the Contract Date precedes the date that the minimum initial premium is received in Good Order, charges due prior to the initial premium receipt date will be deducted from the initial premium.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating to Sex-Distinct Premiums and Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Sales to Persons 14 Years of Age or Younger
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract Owner should consult with a Prudential representative before making unscheduled premium payments.
How a Form A (Level) Contract's Death Benefit Will Vary
There are two forms of the Contract, Form A and Form B. The Death Benefit under a Form B Contract varies with investment performance while the Death Benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.
Under a Form A Contract, the guaranteed minimum Death Benefit is equal to the Face Amount of insurance. However, should the Death Benefit become payable while a Contract loan is outstanding, the debt will be deducted from the Death Benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the Death Benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum Death Benefit; and

(2)	the Contract Fund divided by the “net single premium” per $1 of Death Benefit at the insured's Attained Age on that date.
The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of Death Benefit under Contracts issued on insureds in the preferred rating class.

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Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09151 .17000 .23700 .45209 .59468	$10.93 $ 5.88 $ 4.22 $ 2.21 $ 1.68	5 25 35 55 65	.07919 .15112 .21127 .40090 .53639	$12.63 $ 6.62 $ 4.73 $ 2.49 $ 1.86
Whenever the Death Benefit is determined in this way, Prudential reserves the right to limit unscheduled Premiums to a total of $10,000 in any Contract Year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.
How a Form B (Variable) Contract's Death Benefit Will Vary
Under a Form B Contract, the Death Benefit will vary with investment experience. Assuming no withdrawals, the Death Benefit will be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the Death Benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;

(2)	you paid Scheduled Premiums when due;

(3)	your selected investment options earned a net return at a uniform rate of 4% per year;

(4)	we deducted full mortality charges based upon the 1980 CSO Table;

(5)	we deducted maximum sales load and expense charges; and

(6)	there was no Contract Debt.
Thus, under a Form B Contract with no withdrawals, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount. This may happen if:

(1)	investment results are greater than a 4% net return;

(2)	payments are made that are more than the Scheduled Premiums; or

(3)	smaller than maximum charges are assessed.
The Death Benefit under a Form B Contract will not fall below the initial Face Amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the Death Benefit. Again, the Death Benefit will reflect a deduction for the amount of any Contract Debt.
As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the Death Benefit under a Form B Contract will always be the greater of:

(1)	the Face Amount plus the Contract Fund minus the Tabular Contract Fund Value;

(2)	the guaranteed minimum Death Benefit; and

(3)	the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.
You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.
Paying Premiums by Payroll Deduction
In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed

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issue program under which the initial minimum Death Benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.
Reports to Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.
UNDERWRITING PROCEDURES
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Pruco Securities”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CHARGES
Reduction of Charges for Concurrent Sales to Several Individuals
Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;

(2)	the total amount of premium payments expected to be received from these Contracts;

(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;

(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.
Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract Owners.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

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DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2017) that received payment or accrued a payment amount with respect to variable product business during 2017. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2017 were $1.00 and $9,341,154, respectively.
Name of Firms:
1ST GLOBAL CAPITAL CORPORATION, 1ST GLOBAL INS SVS INC, 1ST GLOBAL INSURANCE AGENCY OF MA INC, 3 MARK EQUITIES INC (J CLAY), AGENCY SERVICES OF AR INC, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN GENERAL INS AGCY INC, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS FIN SVCS INC, AMERIPRISE FINANCIAL CENTER, AMERIPRISE FINANCIAL SERVICES INC, AMERITAS INVESTMENT CORP, AON CONSULTING INC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, ASSOCIATED SECURITIES CORP, ASSOCIATES DIVERSIFIED BROKERAGE INC, AUSDAL FINANCIAL PARTNERS INC, AVISEN SECURITIES INC, AXA NETWORK LLC, AYCO SERVICES INS AGCY INC (K OSTER), BAIRD INSURANCE SERVICES, BB&T INSURANCE SERVICES, INC, BBVA COMPASS INSURANCE AGENCY INC, BBVA SECURITIES INC, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & COMPANY INSURANCE INC, BROKER DEALER FINANCIAL SERVICES, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, CADARET GRANT & CO INC, CADARET GRANT AND CO INC (B ULLMAN), CADARET GRANT INS AGENCY OF OHIO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPITAL FINANCIAL SERVICES INC, CAPITAL INVESTMENT GROUP INC (B LONG), CAPITAL INVESTMENT GROUP INC (J CHRISTIAN), CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTARA CAPITAL SECURITIES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CENTERRE CAPITAL LLC, CES INSURANCE AGENCY INC, CES INSURANCE AGENCY OF TX INC, CETERA ADVISOR NETWORK LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA FINANCIAL SPECIALISTS LLC (H POWELL), CETERA INVESTMENT SERVICES LLC (K HENDERSHOT), CFD INVESTMENTS INC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLARK CONSULTING INC, CLARK SECURITIES INC, CLIENT ONE SECURITIES LLC, CMS INVESTMENT RESOURCES LLC, COLORADO FINANCIAL GROUP INC, COMERICA INSURANCE SERVICES INC, COMMONWEALTH FINANCIAL NETWORK, COMMUNITYAMERICA FINANCIAL SOLUTIONS LLC, COMPREHENSIVE ASSET MANAGEMENT, COMPREHENSIVE ASSET MANAGEMENT & SERVICING INC, COMPREHENSIVE BROKERAGE SERVICES INC, COMPREHENSIVE BROKERAGE SVCS (TILCHIN), CONCORDE INSURANCE AGENCY INC, CONCORDE INVESTMENT SERVICES LLC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CROWN CAPITAL SECURITIES LP (T BURNS), CURTIS INSURANCE LLC (E SEARFOSS), CUSO FINANCIAL SERVICES INC, CUSO FINANCIAL SERVICES LP, CUTTER & COMPANY BROKERAGE INC, DEMPSEY FIN NETWORK INC, DEMPSEY FIN NETWORK INC (B HASTINGS), EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EDWARD JONES INS AGCY OF OH LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESSEX FINANCIAL SERVICES INC, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL PLANNING CONSULTANTS, FINANCIAL TELESIS INC, FINANCIAL WEST GROUP, FINANCIAL WEST INVESTMENT GROUP, FIRST ALLIED SECURITIES, FIRST BROKERAGE AMERICA LLC, FIRST DAKOTA INC, FIRST GLOBAL INSURANCE SVC INC, FIRST HEARTLAND CAPITAL INC, FIRST HEARTLAND CAPITAL INC (D HOFF), FIRST LIBERTIES SECURITIES INC, FIRST STATE FINANCIAL MGMT INC, FNBB CAPITAL MARKETS LLC, FORESTERS EQUITY SERVICES INC, FORTHRIGHT AGENCY OF AZ INC, FORTHRIGHT AGENCY OF NJ INC (J HEALD), FORTHRIGHT AGENCY OF OHIO INC, FORTHRIGHT INS AGENCY OF MA, FORTHRIGHT INSURANCE AGENCY OF MA, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS

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FINANCIAL SECURITIES LLC, FSC AGENCY INC, FSC SECURITIES CORP, GENEOS WEALTH MANAGEMENT INC, GIRARD SECURITIES INC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GUARDIAN INV SVS CORP, GWN SECURITIES INC, H BECK INC, H D VEST INSURANCE AGENCY LLC, H D VEST INVESTMENT SECURITIES, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEARTLAND INVESTMENT ASSOCIATES INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT INC, HORNOR TOWNSEND & KENT INC (J CARMAN), HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, HWG INS AGENCY INC (G HOOD), HWG INS AGENCY INC (J MANLEY), IBN FINANCIAL SERVICES INC, ICC INSURANCE AGENCY INC, ICC SOUTHWEST INS AGENCY INC, IFS SECURITIES INC, IMS INSURANCE AGENCY INC, IMS INSURANCE AGENCY INC (T BADAR), IMS SECURITIES INC, INDEPENDENT FINANCIAL GROUP INC, INDEPENDENT FINANCIAL GROUP LLC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERSECURITIES INSURANCE AGENCY INC, INTERVEST INTERNAT'L EQUITIES CORP, INTERVEST INTERNAT'L EQUITIES CORP (W CHERNEKOFF), INTERVEST INTERNATIONAL INC, INVERNESS SECURITIES LLC, INVEST FIN CORP INS AGCY INC OF IL, INVEST FINANCIAL CORP AGENCY OF IL, INVEST FINANCIAL CORPORATION, INVEST FINANCIAL CORPORATION INSURANCE, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT PROFESSIONALS INC, INVESTORS SECURITY COMPANY INC, ISI INSURANCE AGENCY INC (R SIMARD), J J B HILLIARD W L LYONS LLC, J W COLE FINANCIAL INC, J.W. COLE INSURANCE SERVICES INC, JANNEY MONTGOMERY SCOTT LLC, JK FINANCIAL SERVICES INC, KCD FINANCIAL INC, KCG SECURITIES LLC, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KEYCORP INSURANCE AGENCY USA INC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES INC, KOVACK SECURITIES INC, KOVACK SECURITIES INC (R LANDERS), L M KOHN & CO, LA SALLE STREET SECURITIES INC, LARSON FINANCIAL GROUP LLC, LEADERS GROUP INC, LEGEND EQUITIES CORP, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LIFEMARK SECURITIES CORP (A KALINOWSKI), LINCOLN FINANCIAL ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN FINANCIAL SEC CORP (A GERSTEN), LINCOLN FINANCIAL SEC CORP (C GRAHAM), LINCOLN FINANCIAL SEC CORP (F PRELLE JR), LINCOLN FINANCIAL SEC CORP (G NEMEC), LINCOLN FINANCIAL SEC CORP (G RICHARDSON), LINCOLN FINANCIAL SEC CORP (J AARON), LINCOLN FINANCIAL SEC CORP (J PERRY), LINCOLN FINANCIAL SEC CORP (M DOOLEY), LINCOLN FINANCIAL SEC CORP (N YAMPOL), LINCOLN FINANCIAL SEC CORP (S VAN WEZEL), LINCOLN INVESTMENT PLANNING INC, LINCOLN INVESTMENT PLANNING LLC, LINCOLN INVESTMENT PLANNING LLC (LEC), LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORPORATION, LPL FINANCIAL LLC, LPL INSURANCE ASSOCIATES, LSY INC DBA AMERICAN INVESTORS CO, M HOLDINGS SECURITIES INC, M-FINANCIAL SECURITIES MARKETING INC, M&T SECURITIES INC, MANNA CAPITAL MANAGEMENT, MARINER INSURANCE RESOURCES LLC, MARSH INSURANCE & INVESTMENTS CORP, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION LLC, MERRILL LYNCH LIFE AGENCY INC, MERRILL LYNCH PIERCE FENNER AND SMITH INC, METLIFE SECURITIES INC, MFAS CORP (B BOEGER), MFAS CORP (B FRANKEN), MIDAMERICA FINANCIAL SERVICES INC, MMC SECURITIES CORP, MML INS AGCY INC (C PATCH), MML INS AGCY INC (D PAJAK), MML INS AGCY INC (F SCRUGGS), MML INS AGCY INC (G KOROGHLIAN), MML INS AGCY INC (H NICHOLS), MML INS AGCY INC (H OK), MML INS AGCY INC (J ABEL), MML INS AGCY INC (J MOODY), MML INS AGCY INC (J PELLICANE), MML INS AGCY INC (J VANGILDER), MML INS AGCY INC (M DAMSKY), MML INS AGCY INC (O BACQUE JR), MML INS AGCY INC (P SPEECE), MML INS AGCY INC (P SULLIVAN), MML INS AGCY INC (T MCDONALD), MML INSURANCE AGENCY INC, MML INVESTORS SERVICES INC, MML INVESTORS SERVICES LLC, MONEY CONCEPTS CAPITAL CORP, MORGAN STANLEY DEAN WITTER INS SVCS INC, MORGAN STANLEY INSURANCE SERVICES, MORGAN STANLEY INSURANCE SERVICES INC, MORGAN STANLEY SMITH BARNEY, MSC OF TX INC, MSI FINANCIAL SERVICES INC, MTL EQUITY PRODUCTS INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL PLANNING CORP, NETWORK AGENCY INC, NETWORK AGENCY INC (S KLEHR-OTTINGER), NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SECURITIES INC, NEXT FINANCIAL GROUP INC, NEXT FINANCIAL INS AGCY OF TX INC, NFP ADVISOR SERVICES LLC, NFP INSURANCE SVCS. INC, NIAGARA INTERNATIONAL CAPITAL LIMITED, NICOL INVESTORS CORPORATION, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS LLC, NORTHWESTERN MUTUAL INVESTMENT SERVICES, NPB FINANCIAL GROUP LLC, NPC INSURANCE AGENCY INC, NYLIFE INSURANCE AGENCY INC, NYLIFE SECURITIES, NYLIFE SECURITIES LLC, NYLINK INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OBS BROKERAGE SERVICES INC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INSURANCE AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, OPPENHEIMER LIFE AGENCY LIMITED, OPPENHEIMER LIFE AGENCY LTD (T LEY), PACKERLAND BROKERAGE SERVICES INC, PARK AVENUE SECURITIES LLC, PARKLAND SECURITIES LLC, PARTNERS MKTG SVCS OF PA INC, PJ ROBB VARIABLE CORP, PLUS AGENCY LLC, PREFERRED MARKETING SERVICES INC (M ROTHSCHILD), PREFERRED PRODUCT NETWORK INC, PRINCIPAL SECURITIES INC, PRINCOR FINANCIAL SERVICES CORPORATION, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PRIVATE LEDGER INSURANCE AGCY, PROEQUITIES INC, PROSPERA FINANCIAL SERVICES, PURSHE KAPLAN STERLING INS INV, PURSHE KAPLAN STERLING INVESTMENT INC, QUEST CAPITAL STRATEGIES INC, QUESTAR AGENCY INC, QUESTAR CAPITAL CORPORATION, RAB AGENCY INC, RAYMOND JAMES AND ASSOCIATES INC, RAYMOND JAMES INSURANCE GROUP INC, RBC CAPITAL MARKETS CORPORATION, RBC CAPITAL MARKETS LLC, REGULUS ADVISORS LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO INCORPORATED, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), ROYAL ALLIANCE INS AGENCY OF TX INC, S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBHU LIFE AGENCY INC, SBS INSURANCE AGENCY OF FLORIDA INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURIAN FINANCIAL SVS INC (R LEVITZ), SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGMA FINANCIAL CORP (E STINES), SIGNAL SECURITIES INC, SIGNATOR FINANCIAL SERVICES INC, SIGNATOR INSURANCE AGENCY INC, SIGNATOR INVESTORS INC, SII INSURANCE AGENCY INC, SII INVESTMENTS INC, SIMMONS FIRST INS SERVICES INC, SMITH BROWN & GROOVER INC, SORRENTO PACIFIC FINANCIAL LLC, SORRENTO PACIFIC FINANCIAL LLC (P KAPLAN), SOUTHWEST INSURANCE AGENCY

9

INC, SPIRE INSURANCE AGENCY LLC, SSI EQUITY SERVICES INC, SSN AGENCY INC (M GIOKAS), ST BERNARD FINANCIAL SERVICES, STANLEY LAMAN GROUP SECURITIES LLC, STANLEY LAMAN GROUP SECURITIES LLC (W STANLEY), STEPHENS INSURANCE LLC, STERN CAPITAL DE, STERNE AGEE FINANCIAL SERVICES, INC., STIFEL NICOLAUS & COMPANY INC, SUMMIT BROKERAGE SERVICES, INC., SUMMIT EQUITIES INC, SUNSET FINANCIAL SERVICES INC, SUPERIOR FINANCIAL SERVICES INC, TAYLOR CAPITAL MANAGEMENT INC, TBS AGENCY INC, TBS AGENCY INC (B PLACE), TBS AGENCY INC (B WEINSTEIN), TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, TRADING SERVICES CORP, TRANSAMERICA FINANCIAL ADVISORS INC, TRG ADVISORS INC, TRIAD ADVISORS INC, TRIAD INSURANCE INC, TRUSTMONT FINANCIAL GROUP INC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES INC, UBS FINANCIAL SERVICES INS AGENCY, UBS FINANCIAL SERVICES INS AGENCY INC, UBS FINANCIAL SERVICES INS AGENCY INC (J BUTCHER), UBS FINANCIAL SERVICES INS AGENCY INC (S KIRSON), UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL SERVICES, UNITED PLANNERS FINANCIAL SERVICES OF AMERICA, UNIVEST INSURANCE INC, UPFSA INS AGENCY OF AZ INC, UPFSA INSURANCE AGENCY OF AZ INC, US BANCORP INSURANCE SERVICES LLC, US BANCORP INVESTMENTS INC, USA FINANCIAL SECURITIES CORP, USALLIANZ SECURITIES INC, USI SECURITIES INC, VALMARK SECURITIES INC, VALOR INSURANCE AGENCY INC, VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, VOYA INSURANCE SOLUTIONS INC, VSR FINANCIAL SERVICES INC, VSR FINANCIAL SERVICES INC OF TEXAS INC, W & R INSURANCE AGENCY INC, W S GRIFFITH SEC INC (R PLYBON), WACHOVIA INSURANCE SERVICES BROKER DEALER INC, WALL STREET FINANCIAL GROUP INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS INSURANCE AGENCY, WELLS FARGO ADVISORS LLC, WELLS FARGO WEALTH BROKERAGE INS AGENCY, WESTERN EQUITY GROUP INC, WESTERN INTERNATIONAL SECURITIES INC, WINDHAM FINANCIAL SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WOODBURY FINANCIAL SERVICES INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP INC, WORTH FINANCIAL GROUP INC, WRP INVESTMENTS INC, 2nd GLOBAL CAPITAL CORPORATION .
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
EXPERTS
The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 , and the financial statements of The Prudential Variable Appreciable Account as of December 31, 2017 , and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this Statement of Additional Information have been examined by Vy Ho, FSA, MAAA, Vice President and Actuary of Prudential.
PERFORMANCE DATA
Average Annual Total Return
The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:
P(1+T)n = ERV
Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

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Non-Standard Total Return
In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.
For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.
Government Money Market Yield
The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of The Prudential Series Fund (the "Series Fund") as if Prudential’s Variable Appreciable Life® had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life® are not reflected.
The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.
The yields on amounts held in the Government Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

11

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$95,219,741	$330,520,695	$2,089,343,558	$1,586,207,678	$1,173,751,847
Net Assets	$95,219,741	$330,520,695	$2,089,343,558	$1,586,207,678	$1,173,751,847

NET ASSETS, representing:
Accumulation units	$95,219,741	$330,520,695	$2,089,343,558	$1,586,207,678	$1,173,751,847
	$95,219,741	$330,520,695	$2,089,343,558	$1,586,207,678	$1,173,751,847

Units outstanding	47,784,325	56,183,767	165,653,958	186,326,938	177,217,894

Portfolio shares held	9,521,974	25,153,782	40,554,029	53,085,933	43,200,289
Portfolio net asset value per share	$10.00	$13.14	$51.52	$29.88	$27.17
Investment in portfolio shares, at cost	$95,219,741	$276,298,830	$876,873,676	$825,598,853	$616,875,178

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$544,797	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	704,155	2,275,800	14,136,286	11,385,215	8,545,583
NET INVESTMENT INCOME (LOSS)	(159,358)	(2,275,800)	(14,136,286)	(11,385,215)	(8,545,583)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,165,556	43,941,744	27,852,640	22,538,015
Net change in unrealized gain (loss) on investments	—	21,011,110	394,746,878	183,056,452	109,696,407
NET GAIN (LOSS) ON INVESTMENTS	—	22,176,666	438,688,622	210,909,092	132,234,422

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(159,358)	$19,900,866	$424,552,336	$199,523,877	$123,688,839

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$161,625,953	$1,332,353,296	$711,268,261	$270,630,013	$773,575,900
Net Assets	$161,625,953	$1,332,353,296	$711,268,261	$270,630,013	$773,575,900

NET ASSETS, representing:
Accumulation units	$161,625,953	$1,332,353,296	$711,268,261	$270,630,013	$773,575,900
	$161,625,953	$1,332,353,296	$711,268,261	$270,630,013	$773,575,900

Units outstanding	25,059,525	96,573,301	55,620,413	20,728,073	181,578,699

Portfolio shares held	31,262,273	22,437,745	22,451,650	10,083,085	22,533,525
Portfolio net asset value per share	$5.17	$59.38	$31.68	$26.84	$34.33
Investment in portfolio shares, at cost	$152,858,522	$439,851,098	$357,704,593	$172,279,218	$440,401,181

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$9,918,623	$19,605,608	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,179,506	8,910,748	4,784,287	1,900,456	4,554,828
NET INVESTMENT INCOME (LOSS)	8,739,117	10,694,860	(4,784,287)	(1,900,456)	(4,554,828)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	24,535,361	—	—	—
Net realized gain (loss) on shares redeemed	53,675	4,442,870	14,184,771	(2,898,268)	5,631,771
Net change in unrealized gain (loss) on investments	2,195,046	192,263,908	91,695,853	1,194,405	151,213,355
NET GAIN (LOSS) ON INVESTMENTS	2,248,721	221,242,139	105,880,624	(1,703,863)	156,845,126

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,987,838	$231,936,999	$101,096,337	$(3,604,319)	$152,290,298

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$92,518,335	$877,934,870	$461,251,779	$1,305,752	$4,959,624
Net Assets	$92,518,335	$877,934,870	$461,251,779	$1,305,752	$4,959,624

NET ASSETS, representing:
Accumulation units	$92,518,335	$877,934,870	$461,251,779	$1,305,752	$4,959,624
	$92,518,335	$877,934,870	$461,251,779	$1,305,752	$4,959,624

Units outstanding	21,834,294	120,924,903	48,979,648	637,649	1,450,272

Portfolio shares held	7,331,088	14,231,397	11,977,455	75,259	135,843
Portfolio net asset value per share	$12.62	$61.69	$38.51	$17.35	$36.51
Investment in portfolio shares, at cost	$82,855,669	$254,322,500	$162,548,869	$751,258	$2,424,190

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$13,843	$18,595

EXPENSES
Charges for mortality and expense risk, and
for administration	678,244	5,582,924	3,060,197	7,676	28,089
NET INVESTMENT INCOME (LOSS)	(678,244)	(5,582,924)	(3,060,197)	6,167	(9,494)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	51,000	44,679
Net realized gain (loss) on shares redeemed	368,605	24,404,274	16,501,359	33,236	25,288
Net change in unrealized gain (loss) on investments	2,331,796	218,321,257	37,511,915	210,891	1,052,560
NET GAIN (LOSS) ON INVESTMENTS	2,700,401	242,725,531	54,013,274	295,127	1,122,527

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,022,157	$237,142,607	$50,953,077	$301,294	$1,113,033

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$4,333,559	$3,368,554	$1,476,115	$118,362	$1,319,007
Net Assets	$4,333,559	$3,368,554	$1,476,115	$118,362	$1,319,007

NET ASSETS, representing:
Accumulation units	$4,333,559	$3,368,554	$1,476,115	$118,362	$1,319,007
	$4,333,559	$3,368,554	$1,476,115	$118,362	$1,319,007

Units outstanding	1,005,021	754,417	461,090	46,568	327,646

Portfolio shares held	88,621	300,495	56,083	3,317	89,182
Portfolio net asset value per share	$48.90	$11.21	$26.32	$35.68	$14.79
Investment in portfolio shares, at cost	$1,341,070	$1,635,109	$435,676	$53,669	$517,474

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$4,289	$54,502	$—	$273	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	25,011	19,666	29,794	994	9,562
NET INVESTMENT INCOME (LOSS)	(20,722)	34,836	(29,794)	(721)	(9,562)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	162,282	—	—	1,082	—
Net realized gain (loss) on shares redeemed	130,438	66,211	1,895,466	343	15,807
Net change in unrealized gain (loss) on investments	839,432	157,586	(1,613,562)	24,995	234,196
NET GAIN (LOSS) ON INVESTMENTS	1,132,152	223,797	281,904	26,420	250,003

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,111,430	$258,633	$252,110	$25,699	$240,441

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,360,813	$182,105	$1,281,676	$607,962	$515,596
Net Assets	$4,360,813	$182,105	$1,281,676	$607,962	$515,596

NET ASSETS, representing:
Accumulation units	$4,360,813	$182,105	$1,281,676	$607,962	$515,596
	$4,360,813	$182,105	$1,281,676	$607,962	$515,596

Units outstanding	1,913,520	7,866	44,416	33,619	20,367

Portfolio shares held	542,390	3,652	36,989	20,436	11,584
Portfolio net asset value per share	$8.04	$49.87	$34.65	$29.75	$44.51
Investment in portfolio shares, at cost	$2,646,648	$58,573	$477,904	$238,158	$196,486

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	27,330	1,278	9,568	4,479	3,440
NET INVESTMENT INCOME (LOSS)	(27,330)	(1,278)	(9,568)	(4,479)	(3,440)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,361	17,391	18,605	3,726	6,443
Net change in unrealized gain (loss) on investments	886,710	36,700	342,803	92,989	94,283
NET GAIN (LOSS) ON INVESTMENTS	898,071	54,091	361,408	96,715	100,726

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$870,741	$52,813	$351,840	$92,236	$97,286
The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,111,305	$1,917,911	$1,011,998	$418,758	$800,710
Net Assets	$20,111,305	$1,917,911	$1,011,998	$418,758	$800,710

NET ASSETS, representing:
Accumulation units	$20,111,305	$1,917,911	$1,011,998	$418,758	$800,710
	$20,111,305	$1,917,911	$1,011,998	$418,758	$800,710

Units outstanding	1,642,493	107,302	55,474	26,683	59,776

Portfolio shares held	1,474,436	126,095	56,097	25,849	57,112
Portfolio net asset value per share	$13.64	$15.21	$18.04	$16.20	$14.02
Investment in portfolio shares, at cost	$19,297,403	$1,059,677	$635,013	$277,615	$567,837

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	83,424	15,444	6,891	2,871	5,933
NET INVESTMENT INCOME (LOSS)	(83,424)	(15,444)	(6,891)	(2,871)	(5,933)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	18,080	16,506	67,678	1,363	15,987
Net change in unrealized gain (loss) on investments	265,526	207,273	57,797	37,838	77,762
NET GAIN (LOSS) ON INVESTMENTS	283,606	223,779	125,475	39,201	93,749

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$200,182	$208,335	$118,584	$36,330	$87,816

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

SUBACCOUNTS
AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,158,032
Net Assets	$1,158,032

NET ASSETS, representing:
Accumulation units	$1,158,032
$1,158,032

Units outstanding	104,171

Portfolio shares held	54,317
Portfolio net asset value per share	$21.32
Investment in portfolio shares, at cost	$1,018,555

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

SUBACCOUNTS
AST International Value Portfolio
1/1/2017
to
12/31/2017

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	8,345
NET INVESTMENT INCOME (LOSS)	(8,345)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(607)
Net change in unrealized gain (loss) on investments	218,034
NET GAIN (LOSS) ON INVESTMENTS	217,427

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$209,082

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(159,358)	$(2,275,800)	$(14,136,286)	$(11,385,215)	$(8,545,583)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,165,556	43,941,744	27,852,640	22,538,015
Net change in unrealized gain (loss) on investments	—	21,011,110	394,746,878	183,056,452	109,696,407

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,358)	19,900,866	424,552,336	199,523,877	123,688,839

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,839,163	9,531,025	63,476,031	52,207,942	40,698,531
Policy loans	(1,845,602)	(3,225,700)	(28,248,037)	(20,769,013)	(14,228,485)
Policy loan repayments and interest	3,341,056	4,084,400	32,479,118	24,691,000	17,747,830
Surrenders, withdrawals and death benefits	(9,291,847)	(11,417,574)	(74,291,748)	(55,078,354)	(37,771,394)
Net transfers between other subaccounts
or fixed rate option	(2,856,776)	(4,933,082)	(30,113,601)	(23,946,313)	(24,630,149)
Miscellaneous transactions	3,184	(10,135)	(231,207)	(163,616)	(143,809)
Other charges	(3,630,900)	(5,602,143)	(39,793,011)	(33,704,692)	(25,720,848)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,441,722)	(11,573,209)	(76,722,455)	(56,763,046)	(44,048,324)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,601,080)	8,327,657	347,829,881	142,760,831	79,640,515

NET ASSETS
Beginning of period	102,820,821	322,193,038	1,741,513,677	1,443,446,847	1,094,111,332
End of period	$95,219,741	$330,520,695	$2,089,343,558	$1,586,207,678	$1,173,751,847

Beginning units	51,487,648	58,184,302	172,450,848	193,472,980	184,280,663
Units issued	3,545,437	763,234	707,720	773,417	979,956
Units redeemed	(7,248,760)	(2,763,769)	(7,504,610)	(7,919,459)	(8,042,725)
Ending units	47,784,325	56,183,767	165,653,958	186,326,938	177,217,894

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$8,739,117	$10,694,860	$(4,784,287)	$(1,900,456)	$(4,554,828)
Capital gains distributions received	—	24,535,361	—	—	—
Net realized gain (loss) on shares redeemed	53,675	4,442,870	14,184,771	(2,898,268)	5,631,771
Net change in unrealized gain (loss) on investments	2,195,046	192,263,908	91,695,853	1,194,405	151,213,355

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,987,838	231,936,999	101,096,337	(3,604,319)	152,290,298

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,201,411	37,188,068	21,193,138	11,193,421	11,161,363
Policy loans	(2,406,804)	(16,637,050)	(9,187,471)	(4,640,414)	(4,785,731)
Policy loan repayments and interest	2,732,789	20,494,029	10,919,226	7,315,793	6,149,095
Surrenders, withdrawals and death benefits	(7,071,217)	(49,059,010)	(27,740,925)	(11,759,463)	(12,651,580)
Net transfers between other subaccounts
or fixed rate option	(2,639,891)	(16,113,948)	(15,148,305)	(10,941,842)	(14,042,064)
Miscellaneous transactions	(8,172)	(176,462)	(121,730)	(10,116)	(227,081)
Other charges	(3,391,425)	(24,031,984)	(13,307,873)	(5,589,587)	(7,022,703)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,583,309)	(48,336,357)	(33,393,940)	(14,432,208)	(21,418,701)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,404,529	183,600,642	67,702,397	(18,036,527)	130,871,597

NET ASSETS
Beginning of period	158,221,424	1,148,752,654	643,565,864	288,666,540	642,704,303
End of period	$161,625,953	$1,332,353,296	$711,268,261	$270,630,013	$773,575,900

Beginning units	26,533,712	100,506,249	58,744,638	21,849,199	187,287,562
Units issued	436,754	570,556	300,515	326,663	1,063,140
Units redeemed	(1,910,941)	(4,503,504)	(3,424,740)	(1,447,789)	(6,772,003)
Ending units	25,059,525	96,573,301	55,620,413	20,728,073	181,578,699

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(678,244)	$(5,582,924)	$(3,060,197)	$6,167	$(9,494)
Capital gains distributions received	—	—	—	51,000	44,679
Net realized gain (loss) on shares redeemed	368,605	24,404,274	16,501,359	33,236	25,288
Net change in unrealized gain (loss) on investments	2,331,796	218,321,257	37,511,915	210,891	1,052,560

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,022,157	237,142,607	50,953,077	301,294	1,113,033

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,507,813	25,765,104	11,494,863	105,078	274,296
Policy loans	(1,322,405)	(13,075,990)	(6,664,170)	(57,737)	(121,096)
Policy loan repayments and interest	1,780,074	13,155,775	7,000,123	27,511	45,902
Surrenders, withdrawals and death benefits	(4,040,484)	(35,489,525)	(19,120,096)	(164,305)	(299,047)
Net transfers between other subaccounts
or fixed rate option	(2,288,070)	(8,680,195)	(11,448,621)	(3,424)	(9,624)
Miscellaneous transactions	(1,987)	(104,278)	(13,151)	(88)	(797)
Other charges	(2,391,146)	(16,929,401)	(8,314,440)	(72,135)	(210,906)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,756,205)	(35,358,510)	(27,065,492)	(165,100)	(321,272)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,734,048)	201,784,097	23,887,585	136,194	791,761

NET ASSETS
Beginning of period	94,252,383	676,150,773	437,364,194	1,169,558	4,167,863
End of period	$92,518,335	$877,934,870	$461,251,779	$1,305,752	$4,959,624

Beginning units	22,568,553	126,544,141	52,159,418	726,068	1,549,271
Units issued	836,131	1,137,198	268,196	40,787	34,686
Units redeemed	(1,570,390)	(6,756,436)	(3,447,966)	(129,206)	(133,685)
Ending units	21,834,294	120,924,903	48,979,648	637,649	1,450,272

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(20,722)	$34,836	$(29,794)	$(721)	$(9,562)
Capital gains distributions received	162,282	—	—	1,082	—
Net realized gain (loss) on shares redeemed	130,438	66,211	1,895,466	343	15,807
Net change in unrealized gain (loss) on investments	839,432	157,586	(1,613,562)	24,995	234,196

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,111,430	258,633	252,110	25,699	240,441

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	207,964	168,241	32,407	—	45,755
Policy loans	(160,826)	(54,905)	(11,422)	—	(8,925)
Policy loan repayments and interest	49,682	32,113	4,267	—	5,742
Surrenders, withdrawals and death benefits	(471,177)	(209,918)	(29,917)	—	(53,110)
Net transfers between other subaccounts
or fixed rate option	(6,221)	10,785	(2,908,125)	—	30,259
Miscellaneous transactions	(791)	218	70	(25)	(23)
Other charges	(191,188)	(139,431)	(101,509)	(6,938)	(77,793)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(572,557)	(192,897)	(3,014,229)	(6,963)	(58,095)

TOTAL INCREASE (DECREASE) IN NET ASSETS	538,873	65,736	(2,762,119)	18,736	182,346

NET ASSETS
Beginning of period	3,794,686	3,302,818	4,238,234	99,626	1,136,661
End of period	$4,333,559	$3,368,554	$1,476,115	$118,362	$1,319,007

Beginning units	1,149,556	799,605	1,485,087	49,552	343,088
Units issued	30,020	23,840	14,848	—	17,616
Units redeemed	(174,555)	(69,028)	(1,038,845)	(2,984)	(33,058)
Ending units	1,005,021	754,417	461,090	46,568	327,646

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(27,330)	$(1,278)	$(9,568)	$(4,479)	$(3,440)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,361	17,391	18,605	3,726	6,443
Net change in unrealized gain (loss) on investments	886,710	36,700	342,803	92,989	94,283

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	870,741	52,813	351,840	92,236	97,286

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,894	7,637	39,012	9,288	11,873
Policy loans	(4,661)	(18,397)	(169)	(401)	(4,600)
Policy loan repayments and interest	1,929	1,852	200	788	5,568
Surrenders, withdrawals and death benefits	(9,696)	—	(45,465)	(38,729)	(7,079)
Net transfers between other subaccounts
or fixed rate option	1,145,849	(31,444)	104,367	108,689	7,393
Miscellaneous transactions	77	—	(107)	(265)	(18)
Other charges	(50,752)	(9,331)	(116,405)	(26,780)	(19,399)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,104,640	(49,683)	(18,567)	52,590	(6,262)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,975,381	3,130	333,273	144,826	91,024

NET ASSETS
Beginning of period	2,385,432	178,975	948,403	463,136	424,572
End of period	$4,360,813	$182,105	$1,281,676	$607,962	$515,596

Beginning units	1,407,765	10,213	44,942	30,271	20,638
Units issued	536,445	318	5,093	5,984	1,155
Units redeemed	(30,690)	(2,665)	(5,619)	(2,636)	(1,426)
Ending units	1,913,520	7,866	44,416	33,619	20,367

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(83,424)	$(15,444)	$(6,891)	$(2,871)	$(5,933)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	18,080	16,506	67,678	1,363	15,987
Net change in unrealized gain (loss) on investments	265,526	207,273	57,797	37,838	77,762

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	200,182	208,335	118,584	36,330	87,816

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	39,889	4,398	169,669	22,798	29,737
Policy loans	(5,014)	(243)	(6,154)	(1,374)	(57,705)
Policy loan repayments and interest	4,066	877	18,907	2,346	2,730
Surrenders, withdrawals and death benefits	(67,058)	(10,368)	(178,619)	(7,234)	(636)
Net transfers between other subaccounts
or fixed rate option	14,739,335	104,893	176,192	806	716
Miscellaneous transactions	(404)	5	71	4	33
Other charges	(146,663)	(33,643)	(200,866)	(17,763)	(43,286)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,564,151	65,919	(20,800)	(417)	(68,411)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,764,333	274,254	97,784	35,913	19,405

NET ASSETS
Beginning of period	5,346,972	1,643,657	914,214	382,845	781,305
End of period	$20,111,305	$1,917,911	$1,011,998	$418,758	$800,710

Beginning units	451,358	103,535	57,128	26,676	65,139
Units issued	1,208,878	6,368	27,556	1,309	1,986
Units redeemed	(17,743)	(2,601)	(29,210)	(1,302)	(7,349)
Ending units	1,642,493	107,302	55,474	26,683	59,776

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

SUBACCOUNTS
AST International Value Portfolio
1/1/2017
to
12/31/2017

OPERATIONS
Net investment income (loss)	$(8,345)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(607)
Net change in unrealized gain (loss) on investments	218,034

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	209,082

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,969
Policy loans	(8,529)
Policy loan repayments and interest	3,543
Surrenders, withdrawals and death benefits	(22,636)
Net transfers between other subaccounts
or fixed rate option	(7,502)
Miscellaneous transactions	85
Other charges	(23,864)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,934)

TOTAL INCREASE (DECREASE) IN NET ASSETS	187,148

NET ASSETS
Beginning of period	970,884
End of period	$1,158,032

Beginning units	106,424
Units issued	4,267
Units redeemed	(6,520)
Ending units	104,171

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(669,456)	$(2,266,478)	$(12,247,223)	$(10,586,717)	$(8,124,266)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	543,212	28,974,465	19,866,359	19,339,759
Net change in unrealized gain (loss) on investments	—	17,103,299	32,142,151	95,393,499	56,581,070

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(669,456)	15,380,033	48,869,393	104,673,141	67,796,563

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,734,323	10,424,630	70,093,404	57,162,995	45,128,496
Policy loans	(2,277,574)	(3,756,772)	(26,867,296)	(21,378,289)	(16,264,808)
Policy loan repayments and interest	3,006,358	4,000,643	32,505,635	23,964,853	17,216,184
Surrenders, withdrawals and death benefits	(7,764,550)	(9,455,632)	(70,478,609)	(51,358,545)	(38,974,330)
Net transfers between other subaccounts
or fixed rate option	(3,172,388)	(4,669,786)	(27,960,383)	(20,396,977)	(23,038,842)
Miscellaneous transactions	2,595	(28,476)	(167,007)	(156,472)	(140,906)
Other charges	(3,975,010)	(6,276,071)	(42,148,028)	(36,216,311)	(27,800,574)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,446,246)	(9,761,464)	(65,022,284)	(48,378,746)	(43,874,780)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,115,702)	5,618,569	(16,152,891)	56,294,395	23,921,783

NET ASSETS
Beginning of period	109,936,523	316,574,469	1,757,666,568	1,387,152,452	1,070,189,549
End of period	$102,820,821	$322,193,038	$1,741,513,677	$1,443,446,847	$1,094,111,332

Beginning units	54,607,957	59,976,556	179,339,700	200,373,029	191,948,689
Units issued	8,499,438	805,924	1,115,663	1,281,151	1,170,447
Units redeemed	(11,619,747)	(2,598,178)	(8,004,515)	(8,181,200)	(8,838,473)
Ending units	51,487,648	58,184,302	172,450,848	193,472,980	184,280,663

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$8,595,905	$12,080,142	$(4,218,458)	$(1,887,054)	$(4,005,434)
Capital gains distributions received	—	52,873,056	—	—	—
Net realized gain (loss) on shares redeemed	(637,748)	10,797,519	7,474,529	(5,122,085)	738,990
Net change in unrealized gain (loss) on investments	13,370,767	39,450,707	58,285,756	64,627,404	26,639,102

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,328,924	115,201,424	61,541,827	57,618,265	23,372,658

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,998,312	40,253,926	23,621,854	12,949,509	12,213,548
Policy loans	(2,303,955)	(17,234,685)	(9,135,412)	(4,721,638)	(4,741,464)
Policy loan repayments and interest	2,695,116	20,115,975	11,103,182	7,866,464	6,093,792
Surrenders, withdrawals and death benefits	(6,046,262)	(44,091,836)	(25,425,842)	(14,576,387)	(12,434,066)
Net transfers between other subaccounts
or fixed rate option	(1,063,463)	(12,205,090)	(12,592,568)	(4,596,759)	(8,568,456)
Miscellaneous transactions	(41,276)	(237,516)	(148,135)	(235,542)	(89,946)
Other charges	(3,647,841)	(25,675,339)	(14,072,860)	(6,380,823)	(7,383,374)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,409,369)	(39,074,565)	(26,649,781)	(9,695,176)	(14,909,966)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,919,555	76,126,859	34,892,046	47,923,089	8,462,692

NET ASSETS
Beginning of period	141,301,869	1,072,625,795	608,673,818	240,743,451	634,241,611
End of period	$158,221,424	$1,148,752,654	$643,565,864	$288,666,540	$642,704,303

Beginning units	27,370,994	104,326,530	61,503,319	22,696,091	191,836,604
Units issued	557,148	992,777	488,675	576,943	938,149
Units redeemed	(1,394,430)	(4,813,058)	(3,247,356)	(1,423,835)	(5,487,191)
Ending units	26,533,712	100,506,249	58,744,638	21,849,199	187,287,562

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(713,953)	$(4,746,829)	$(2,643,590)	$5,307	$(2,325)
Capital gains distributions received	—	—	—	43,010	255,135
Net realized gain (loss) on shares redeemed	283,987	18,103,979	8,916,041	22,319	(31,147)
Net change in unrealized gain (loss) on investments	1,866,420	(25,767,205)	83,850,514	(52,159)	(232,549)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,436,454	(12,410,055)	90,122,965	18,477	(10,886)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,027,530	27,903,260	12,396,186	111,370	297,656
Policy loans	(1,525,277)	(12,170,906)	(6,374,958)	(45,948)	(108,805)
Policy loan repayments and interest	2,114,812	13,318,463	7,068,843	26,172	55,631
Surrenders, withdrawals and death benefits	(4,950,361)	(30,192,551)	(16,072,522)	(124,808)	(172,589)
Net transfers between other subaccounts
or fixed rate option	(1,502,541)	(13,873,785)	(6,325,537)	(26,629)	(49,319)
Miscellaneous transactions	6,445	(46,535)	(117,264)	(778)	(362)
Other charges	(2,710,415)	(17,616,293)	(8,818,024)	(74,657)	(210,410)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,539,807)	(32,678,347)	(18,243,276)	(135,278)	(188,198)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,103,353)	(45,088,402)	71,879,689	(116,801)	(199,084)

NET ASSETS
Beginning of period	96,355,736	721,239,175	365,484,505	1,286,359	4,366,947
End of period	$94,252,383	$676,150,773	$437,364,194	$1,169,558	$4,167,863

Beginning units	23,395,645	132,787,763	54,755,547	810,688	1,621,694
Units issued	743,464	1,324,840	436,371	42,058	63,583
Units redeemed	(1,570,556)	(7,568,462)	(3,032,500)	(126,678)	(136,006)
Ending units	22,568,553	126,544,141	52,159,418	726,068	1,549,271

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(20,986)	$35,193	$(31,609)	$(519)	$(8,530)
Capital gains distributions received	227,224	—	—	6,367	—
Net realized gain (loss) on shares redeemed	13,695	72,331	84,597	(597)	3,417
Net change in unrealized gain (loss) on investments	(158,008)	458,342	779,906	(5,990)	48,527

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	61,925	565,866	832,894	(739)	43,414

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	239,811	170,363	30,545	—	34,123
Policy loans	(94,560)	(134,094)	(9,559)	—	(11,217)
Policy loan repayments and interest	52,875	30,852	5,229	—	9,324
Surrenders, withdrawals and death benefits	(244,171)	(178,324)	(57,902)	—	(13,639)
Net transfers between other subaccounts
or fixed rate option	(3,532)	6,319	(30,805)	—	74,395
Miscellaneous transactions	(5,651)	(374)	(749)	—	1,605
Other charges	(187,483)	(145,917)	(94,498)	(6,055)	(72,898)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(242,711)	(251,175)	(157,739)	(6,055)	21,693

TOTAL INCREASE (DECREASE) IN NET ASSETS	(180,786)	314,691	675,155	(6,794)	65,107

NET ASSETS
Beginning of period	3,975,472	2,988,127	3,563,079	106,420	1,071,554
End of period	$3,794,686	$3,302,818	$4,238,234	$99,626	$1,136,661

Beginning units	1,226,415	866,400	1,552,624	52,602	334,616
Units issued	48,111	24,834	18,170	2	49,095
Units redeemed	(124,970)	(91,629)	(85,707)	(3,052)	(40,623)
Ending units	1,149,556	799,605	1,485,087	49,552	343,088
The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(21,219)	$(1,106)	$(7,666)	$(3,324)	$(2,888)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,620	2,823	8,942	5,576	3,167
Net change in unrealized gain (loss) on investments	(102,959)	5,732	14,109	75,251	49,144

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(112,558)	7,449	15,385	77,503	49,423

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,261	4,999	26,243	6,988	9,011
Policy loans	(9,752)	(19,302)	(420)	(540)	(5,644)
Policy loan repayments and interest	2,814	1,761	126	2,667	3,610
Surrenders, withdrawals and death benefits	(27,180)	(6,005)	(23,237)	(10,521)	(2,163)
Net transfers between other subaccounts
or fixed rate option	(19,682)	50,847	55,911	51,526	41,508
Miscellaneous transactions	(158)	—	688	658	886
Other charges	(39,621)	(8,567)	(92,710)	(20,495)	(15,381)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(70,318)	23,733	(33,399)	30,283	31,827

TOTAL INCREASE (DECREASE) IN NET ASSETS	(182,876)	31,182	(18,014)	107,786	81,250

NET ASSETS
Beginning of period	2,568,308	147,793	966,417	355,350	343,322
End of period	$2,385,432	$178,975	$948,403	$463,136	$424,572

Beginning units	1,448,833	8,853	46,664	27,593	18,542
Units issued	11,466	3,443	4,993	4,720	3,612
Units redeemed	(52,534)	(2,083)	(6,715)	(2,042)	(1,516)
Ending units	1,407,765	10,213	44,942	30,271	20,638

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(47,640)	$(14,048)	$(8,132)	$(2,736)	$(5,948)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,585	14,553	36,878	11,076	20,852
Net change in unrealized gain (loss) on investments	206,180	87,474	32,576	9,380	32,234

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	174,125	87,979	61,322	17,720	47,138

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	38,786	6,835	314,569	12,133	42,826
Policy loans	(1,921)	(445)	(44,540)	(10,906)	(55)
Policy loan repayments and interest	3,323	2,627	25,782	1,062	936
Surrenders, withdrawals and death benefits	(46,646)	(7,171)	(13,475)	—	(127,034)
Net transfers between other subaccounts
or fixed rate option	(33,626)	(14,353)	(129,037)	(33,095)	6,797
Miscellaneous transactions	(22)	(8)	(464)	(28)	(692)
Other charges	(95,721)	(29,694)	(285,178)	(25,270)	(40,522)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(135,827)	(42,209)	(132,343)	(56,104)	(117,744)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,298	45,770	(71,021)	(38,384)	(70,606)

NET ASSETS
Beginning of period	5,308,674	1,597,887	985,235	421,229	851,911
End of period	$5,346,972	$1,643,657	$914,214	$382,845	$781,305

Beginning units	462,950	106,290	64,885	30,789	75,411
Units issued	7,534	976	20,671	519	4,030
Units redeemed	(19,126)	(3,731)	(28,428)	(4,632)	(14,302)
Ending units	451,358	103,535	57,128	26,676	65,139

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

SUBACCOUNTS
AST International Value Portfolio
1/1/2016
to
12/31/2016

OPERATIONS
Net investment income (loss)	$(7,478)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(15,109)
Net change in unrealized gain (loss) on investments	18,035

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,552)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,512
Policy loans	(9,672)
Policy loan repayments and interest	4,035
Surrenders, withdrawals and death benefits	(33,366)
Net transfers between other subaccounts
or fixed rate option	(40,716)
Miscellaneous transactions	(1,191)
Other charges	(23,569)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(66,967)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,519)

NET ASSETS
Beginning of period	1,042,403
End of period	$970,884

Beginning units	114,036
Units issued	5,008
Units redeemed	(12,620)
Ending units	106,424

The accompanying notes are an integral part of these financial statements.
A 21

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT December 31, 2017

Note 1:	General

The Prudential Variable Appreciable Account (the “Account”) was established under the laws of the State of New Jersey on August 11, 1987 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”), Custom Variable Appreciable Life (“CVAL”), and Prudential Variable Universal Life (“VUL”) contracts (individually a “Contract” and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options may vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	American Century VP Value Fund (Class I)
Prudential Diversified Bond Portfolio	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Equity Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
Prudential Flexible Managed Portfolio	(formerly Janus Aspen Janus Portfolio)
Prudential Conservative Balanced Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential High Yield Bond Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Stock Index Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
Prudential Value Portfolio (Class I)	AST T. Rowe Price Large-Cap Growth Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio
Prudential Global Portfolio	AST Small-Cap Growth Portfolio
Prudential Government Income Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
Prudential Jennison Portfolio (Class I)	AST Wellington Management Hedged Equity Portfolio
Prudential Small Capitalization Stock Portfolio	AST Balanced Asset Allocation Portfolio
T. Rowe Price International Stock Portfolio	AST Preservation Asset Allocation Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST BlackRock Global Strategies Portfolio
(formerly Janus Aspen Janus Portfolio)	AST International Value Portfolio
MFS Growth Series (Initial Class)

There were no mergers during the period ended December 31, 2017.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

A 22

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior period contract owner transaction amounts in the Statements of Changes in Net Assets have been reclassified to conform to the current period's presentation.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions— Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one significant unobservable input for the investment.

As of December 31, 2017, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2017, there were no transfers between fair value levels.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A 23

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2017 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$6,923,134	$15,069,011
Prudential Diversified Bond Portfolio	3,538,346	17,387,355
Prudential Equity Portfolio (Class I)	5,461,271	96,320,013
Prudential Flexible Managed Portfolio	4,217,335	72,365,595
Prudential Conservative Balanced Portfolio	4,738,927	57,332,835
Prudential High Yield Bond Portfolio	2,400,722	11,163,537
Prudential Stock Index Portfolio	4,989,367	62,236,472
Prudential Value Portfolio (Class I)	2,353,781	40,532,008
Prudential Natural Resources Portfolio (Class I)	2,990,582	19,323,247
Prudential Global Portfolio	2,929,522	28,903,051
Prudential Government Income Portfolio	2,726,372	7,160,822
Prudential Jennison Portfolio (Class I)	5,928,941	46,870,375
Prudential Small Capitalization Stock Portfolio	1,815,110	31,940,799
T. Rowe Price International Stock Portfolio	74,208	246,984
Janus Henderson VIT Research Portfolio (Institutional Shares)	97,268	446,629
MFS Growth Series (Initial Class)	108,055	705,623
American Century VP Value Fund (Class I)	92,681	305,243
Prudential SP Small Cap Value Portfolio (Class I)	41,937	3,085,960
Janus Henderson VIT Research Portfolio (Service Shares)	—	7,956
SP Prudential U.S. Emerging Growth Portfolio (Class I)	63,574	131,231
Prudential SP International Growth Portfolio (Class I)	1,165,887	88,577
AST Loomis Sayles Large-Cap Growth Portfolio	6,377	57,337
AST T. Rowe Price Large-Cap Growth Portfolio	122,532	150,668
AST Hotchkis & Wiley Large-Cap Value Portfolio	95,044	46,933
AST Small-Cap Growth Portfolio	25,231	34,933
AST BlackRock/Loomis Sayles Bond Portfolio	14,774,913	294,185
AST Wellington Management Hedged Equity Portfolio	109,988	59,512
AST Balanced Asset Allocation Portfolio	473,730	501,421
AST Preservation Asset Allocation Portfolio	18,879	22,165
AST BlackRock Global Strategies Portfolio	24,397	98,741
AST International Value Portfolio	41,454	71,732

A 24

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (formerly Prudential Investments LLC) (“PGIM Investments”), and the Advanced Series Trust has entered into an agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolio of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

As of the close of business on December 15, 2017, the Prudential High Yield Bond Portfolio settled a redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash with an affiliate. See The Prudential Series Fund financial statements for further information.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

A 25

Note 7:	Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total return are presented for the products offered by Prudential and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2017	47,784	$1.35613	to	$2.10058	$95,220	0.55%		0.60%	to	0.90%	-0.35%	to	-0.02%
December 31, 2016	51,488	$1.36091	to	$2.10136	$102,821	0.09%		0.60%	to	0.90%	-0.79%	to	-0.51%
December 31, 2015	54,608	$1.37179	to	$2.11205	$109,937	0.00%	(1)	0.60%	to	0.90%	-0.90%	to	-0.54%
December 31, 2014	58,424	$1.38334	to	$2.12361	$118,105	0.00%	(1)	0.60%	to	0.90%	-0.91%	to	-0.54%
December 31, 2013	63,903	$1.39489	to	$2.13517	$130,330	0.00%	(1)	0.60%	to	0.90%	-0.91%	to	-0.55%

	Prudential Diversified Bond Portfolio
December 31, 2017	56,184	$2.98544	to	$6.15345	$330,521	0.00%		0.60%	to	0.90%	6.05%	to	6.37%
December 31, 2016	58,184	$2.81506	to	$5.78519	$322,193	0.00%		0.60%	to	0.90%	4.65%	to	4.96%
December 31, 2015	59,977	$2.69002	to	$5.51171	$316,574	0.00%		0.60%	to	0.90%	-1.15%	to	-0.85%
December 31, 2014	46,802	$2.72123	to	$5.55907	$245,338	1.10%		0.60%	to	0.90%	6.13%	to	6.46%
December 31, 2013	48,979	$2.56400	to	$5.22218	$240,702	3.96%		0.60%	to	0.90%	-1.60%	to	-1.30%

	Prudential Equity Portfolio (Class I)
December 31, 2017	165,654	$3.89394	to	$13.35633	$2,089,344	0.00%		0.60%	to	0.90%	24.66%	to	25.03%
December 31, 2016	172,451	$3.11431	to	$10.68217	$1,741,514	0.00%		0.60%	to	0.90%	2.85%	to	3.16%
December 31, 2015	179,340	$3.01899	to	$10.35516	$1,757,667	0.00%		0.60%	to	0.90%	1.45%	to	1.75%
December 31, 2014	188,845	$2.96710	to	$10.17712	$1,806,898	0.00%		0.60%	to	0.90%	6.75%	to	7.07%
December 31, 2013	195,568	$2.77128	to	$9.50540	$1,749,471	0.00%		0.60%	to	0.90%	32.34%	to	32.74%

	Prudential Flexible Managed Portfolio
December 31, 2017	186,327	$3.43660	to	$9.01041	$1,586,208	0.00%		0.60%	to	0.90%	13.95%	to	14.28%
December 31, 2016	193,473	$3.00709	to	$7.88418	$1,443,447	0.00%		0.60%	to	0.90%	7.55%	to	7.87%
December 31, 2015	200,373	$2.78765	to	$7.30877	$1,387,152	0.00%		0.60%	to	0.90%	0.11%	to	0.41%
December 31, 2014	207,264	$2.77634	to	$7.27893	$1,431,323	0.00%		0.60%	to	0.90%	10.06%	to	10.39%
December 31, 2013	213,969	$2.51501	to	$6.59379	$1,340,336	0.00%		0.60%	to	0.90%	19.07%	to	19.43%

	Prudential Conservative Balanced Portfolio
December 31, 2017	177,218	$3.10843	to	$6.98383	$1,173,752	0.00%		0.60%	to	0.90%	11.36%	to	11.70%
December 31, 2016	184,281	$2.78294	to	$6.25253	$1,094,111	0.00%		0.60%	to	0.90%	6.32%	to	6.64%
December 31, 2015	191,949	$2.60973	to	$5.86322	$1,070,190	0.00%		0.60%	to	0.90%	-0.50%	to	-0.20%
December 31, 2014	200,999	$2.61488	to	$5.87486	$1,122,356	0.00%		0.60%	to	0.90%	7.80%	to	8.12%
December 31, 2013	207,551	$2.41843	to	$5.43361	$1,073,257	0.00%		0.60%	to	0.90%	15.11%	to	15.46%

A 26

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential High Yield Bond Portfolio
December 31, 2017	25,060	$3.26804	to	$6.83892	$161,626	6.11%	0.60%	to	0.90%	6.85%	to	7.17%
December 31, 2016	26,534	$3.04941	to	$6.38182	$158,221	6.48%	0.60%	to	0.90%	15.21%	to	15.55%
December 31, 2015	27,371	$2.63916	to	$5.52280	$141,302	6.22%	0.60%	to	0.90%	-3.32%	to	-3.03%
December 31, 2014	28,723	$2.72177	to	$5.69550	$153,037	6.05%	0.60%	to	0.90%	1.80%	to	2.10%
December 31, 2013	29,882	$2.66591	to	$5.57840	$156,291	6.36%	0.60%	to	0.90%	6.29%	to	6.62%

	Prudential Stock Index Portfolio
December 31, 2017	96,573	$4.48786	to	$14.97089	$1,332,353	1.58%	0.60%	to	0.90%	20.38%	to	20.74%
December 31, 2016	100,506	$3.71681	to	$12.39891	$1,148,753	1.83%	0.60%	to	0.90%	10.84%	to	11.17%
December 31, 2015	104,327	$3.34342	to	$11.15350	$1,072,626	1.63%	0.60%	to	0.90%	0.28%	to	0.58%
December 31, 2014	141,168	$3.32412	to	$11.08909	$1,471,794	3.04%	0.60%	to	0.90%	12.30%	to	12.63%
December 31, 2013	145,837	$2.95131	to	$9.84537	$1,348,059	0.00%	0.60%	to	0.90%	30.72%	to	31.11%

	Prudential Value Portfolio (Class I)
December 31, 2017	55,620	$4.56008	to	$13.67812	$711,268	0.00%	0.60%	to	0.90%	15.95%	to	16.29%
December 31, 2016	58,745	$3.92131	to	$11.76193	$643,566	0.00%	0.60%	to	0.90%	10.40%	to	10.73%
December 31, 2015	61,503	$3.54124	to	$10.62198	$608,674	0.00%	0.60%	to	0.90%	-9.02%	to	-8.74%
December 31, 2014	64,262	$3.88049	to	$11.63962	$697,858	0.00%	0.60%	to	0.90%	9.12%	to	9.45%
December 31, 2013	66,900	$3.54556	to	$10.63491	$663,516	0.00%	0.60%	to	0.90%	31.91%	to	32.30%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2017	20,728	$5.47376	to	$13.76391	$270,630	0.00%	0.60%	to	0.90%	-1.07%	to	-0.78%
December 31, 2016	21,849	$5.53320	to	$13.87205	$288,667	0.00%	0.60%	to	0.90%	24.24%	to	24.62%
December 31, 2015	22,696	$4.45346	to	$11.13125	$240,743	0.00%	0.60%	to	0.90%	-28.83%	to	-28.62%
December 31, 2014	24,340	$6.25772	to	$15.59396	$362,530	0.00%	0.60%	to	0.90%	-20.61%	to	-20.38%
December 31, 2013	25,486	$7.88268	to	$19.58473	$477,572	0.00%	0.60%	to	0.90%	9.24%	to	9.57%

	Prudential Global Portfolio
December 31, 2017	181,579	$3.31803	to	$4.31392	$773,576	0.00%	0.60%	to	0.90%	23.73%	to	24.10%
December 31, 2016	187,288	$2.67376	to	$3.47628	$642,704	0.00%	0.60%	to	0.90%	3.51%	to	3.82%
December 31, 2015	191,837	$2.57529	to	$3.34830	$634,242	0.00%	0.60%	to	0.90%	1.46%	to	1.76%
December 31, 2014	115,457	$2.53077	to	$3.29027	$372,020	0.00%	0.60%	to	0.90%	2.33%	to	2.64%
December 31, 2013	118,832	$2.46585	to	$3.20572	$373,319	1.60%	0.60%	to	0.90%	26.15%	to	26.53%

	Prudential Government Income Portfolio
December 31, 2017	21,834	$2.33919	to	$4.43928	$92,518	0.00%	0.60%	to	0.90%	2.02%	to	2.33%
December 31, 2016	22,569	$2.29297	to	$4.33836	$94,252	0.00%	0.60%	to	0.90%	1.26%	to	1.56%
December 31, 2015	23,396	$2.26448	to	$4.27164	$96,356	0.00%	0.60%	to	0.90%	-0.23%	to	0.07%
December 31, 2014	24,542	$2.26977	to	$4.26864	$101,184	0.35%	0.60%	to	0.90%	4.92%	to	5.23%
December 31, 2013	25,717	$2.16335	to	$4.05652	$100,914	1.77%	0.60%	to	0.90%	-3.21%	to	-2.92%

	Prudential Jennison Portfolio (Class I)
December 31, 2017	120,925	$5.21402	to	$7.51492	$877,935	0.00%	0.60%	to	0.90%	35.48%	to	35.88%
December 31, 2016	126,544	$3.83720	to	$5.53046	$676,151	0.00%	0.60%	to	0.90%	-1.78%	to	-1.49%
December 31, 2015	132,788	$3.89524	to	$5.61405	$721,239	0.00%	0.60%	to	0.90%	10.49%	to	10.82%
December 31, 2014	136,352	$3.51499	to	$5.06607	$669,063	0.00%	0.60%	to	0.90%	9.01%	to	9.33%
December 31, 2013	140,932	$3.21491	to	$4.63364	$633,055	0.00%	0.60%	to	0.90%	36.43%	to	36.84%

	Prudential Small Capitalization Stock Portfolio
December 31, 2017	48,980	$7.95738	to	$9.66701	$461,252	0.00%	0.60%	to	0.90%	11.99%	to	12.33%
December 31, 2016	52,159	$7.10517	to	$8.60619	$437,364	0.00%	0.60%	to	0.90%	25.38%	to	25.75%
December 31, 2015	54,756	$5.66701	to	$6.84380	$365,485	0.00%	0.60%	to	0.90%	-3.16%	to	-2.87%
December 31, 2014	57,344	$5.85168	to	$7.04589	$394,512	0.00%	0.60%	to	0.90%	4.45%	to	4.76%
December 31, 2013	60,427	$5.60240	to	$6.72562	$397,225	0.00%	0.60%	to	0.90%	39.69%	to	40.11%

	T. Rowe Price International Stock Portfolio
December 31, 2017	638	$2.04776	to	$2.04776	$1,306	1.07%	0.60%	to	0.60%	27.13%	to	27.13%
December 31, 2016	726	$1.61081	to	$1.61081	$1,170	1.04%	0.60%	to	0.60%	1.52%	to	1.52%
December 31, 2015	811	$1.58675	to	$1.58675	$1,286	0.93%	0.60%	to	0.60%	-1.49%	to	-1.49%
December 31, 2014	832	$1.61078	to	$1.61078	$1,341	1.05%	0.60%	to	0.60%	-1.83%	to	-1.83%
December 31, 2013	875	$1.64081	to	$1.64081	$1,436	0.88%	0.60%	to	0.60%	13.38%	to	13.38%

A 27

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2017	1,450	$3.41979	to	$3.41979	$4,960	0.39%	0.60%	to	0.60%	27.12%	to	27.12%
December 31, 2016	1,549	$2.69021	to	$2.69021	$4,168	0.54%	0.60%	to	0.60%	-0.10%	to	-0.10%
December 31, 2015	1,622	$2.69283	to	$2.69283	$4,367	0.63%	0.60%	to	0.60%	4.72%	to	4.72%
December 31, 2014	1,687	$2.57157	to	$2.57157	$4,338	0.29%	0.60%	to	0.60%	12.32%	to	12.32%
December 31, 2013	4,177	$2.28947	to	$2.28947	$9,564	0.79%	0.60%	to	0.60%	29.56%	to	29.56%

	MFS Growth Series (Initial Class)
December 31, 2017	1,005	$4.31191	to	$4.31191	$4,334	0.10%	0.60%	to	0.60%	30.62%	to	30.62%
December 31, 2016	1,150	$3.30100	to	$3.30100	$3,795	0.04%	0.60%	to	0.60%	1.83%	to	1.83%
December 31, 2015	1,226	$3.24154	to	$3.24154	$3,975	0.16%	0.60%	to	0.60%	6.92%	to	6.92%
December 31, 2014	1,276	$3.03178	to	$3.03178	$3,867	0.10%	0.60%	to	0.60%	8.29%	to	8.29%
December 31, 2013	1,332	$2.79961	to	$2.79961	$3,729	0.23%	0.60%	to	0.60%	36.04%	to	36.04%

	American Century VP Value Fund (Class I)
December 31, 2017	754	$4.46511	to	$4.46511	$3,369	1.65%	0.60%	to	0.60%	8.10%	to	8.10%
December 31, 2016	800	$4.13056	to	$4.13056	$3,303	1.74%	0.60%	to	0.60%	19.76%	to	19.76%
December 31, 2015	866	$3.44890	to	$3.44890	$2,988	2.13%	0.60%	to	0.60%	-4.46%	to	-4.46%
December 31, 2014	892	$3.60982	to	$3.60982	$3,220	1.54%	0.60%	to	0.60%	12.41%	to	12.41%
December 31, 2013	910	$3.21142	to	$3.21142	$2,921	1.65%	0.60%	to	0.60%	30.95%	to	30.95%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2017	461	$3.16050	to	$3.31289	$1,476	0.00%	0.60%	to	0.90%	11.19%	to	11.52%
December 31, 2016	1,485	$2.84231	to	$2.97056	$4,238	0.00%	0.60%	to	0.90%	24.34%	to	24.71%
December 31, 2015	1,553	$2.28591	to	$2.38197	$3,563	0.00%	0.60%	to	0.90%	-6.21%	to	-5.93%
December 31, 2014	1,604	$2.43726	to	$2.53207	$3,924	0.00%	0.60%	to	0.90%	4.00%	to	4.31%
December 31, 2013	1,744	$2.34350	to	$2.42740	$4,099	0.00%	0.60%	to	0.90%	36.22%	to	36.63%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2017	47	$2.54169	to	$2.54169	$118	0.24%	0.90%	to	0.90%	26.42%	to	26.42%
December 31, 2016	50	$2.01052	to	$2.01052	$100	0.38%	0.90%	to	0.90%	-0.62%	to	-0.62%
December 31, 2015	53	$2.02313	to	$2.02313	$106	0.45%	0.90%	to	0.90%	4.14%	to	4.14%
December 31, 2014	57	$1.94264	to	$1.94264	$110	0.20%	0.90%	to	0.90%	11.73%	to	11.73%
December 31, 2013	122	$1.73869	to	$1.73869	$212	0.70%	0.90%	to	0.90%	28.84%	to	28.84%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2017	328	$3.94745	to	$4.13508	$1,319	0.00%	0.60%	to	0.90%	21.35%	to	21.71%
December 31, 2016	343	$3.25306	to	$3.39760	$1,137	0.00%	0.60%	to	0.90%	3.39%	to	3.70%
December 31, 2015	335	$3.14635	to	$3.27647	$1,072	0.00%	0.60%	to	0.90%	-3.23%	to	-2.95%
December 31, 2014	343	$3.25145	to	$3.37589	$1,133	0.00%	0.60%	to	0.90%	8.53%	to	8.86%
December 31, 2013	418	$2.99578	to	$3.10122	$1,268	0.00%	0.60%	to	0.90%	27.33%	to	27.70%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2017	1,914	$2.27170	to	$2.38026	$4,361	0.00%	0.60%	to	0.90%	34.61%	to	35.00%
December 31, 2016	1,408	$1.68763	to	$1.76312	$2,385	0.00%	0.60%	to	0.90%	-4.44%	to	-4.16%
December 31, 2015	1,449	$1.76599	to	$1.83961	$2,568	0.00%	0.60%	to	0.90%	2.44%	to	2.75%
December 31, 2014	1,462	$1.72387	to	$1.79034	$2,528	0.00%	0.60%	to	0.90%	-6.55%	to	-6.28%
December 31, 2013	1,524	$1.84472	to	$1.91031	$2,820	0.00%	0.60%	to	0.90%	17.81%	to	18.16%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2017	8	$22.67840	to	$23.34020	$182	0.00%	0.60%	to	0.90%	31.80%	to	32.20%
December 31, 2016	10	$17.20606	to	$17.65568	$179	0.00%	0.60%	to	0.90%	4.64%	to	4.95%
December 31, 2015	9	$16.44379	to	$16.82352	$148	0.00%	0.60%	to	0.90%	9.09%	to	9.41%
December 31, 2014	11	$15.07361	to	$15.37594	$171	0.00%	0.60%	to	0.90%	9.60%	to	9.93%
December 31, 2013	14	$13.75290	to	$13.98705	$193	0.00%	0.60%	to	0.90%	35.39%	to	35.80%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2017	44	$28.68435	to	$29.52157	$1,282	0.00%	0.60%	to	0.90%	36.66%	to	37.06%
December 31, 2016	45	$20.98992	to	$21.53852	$948	0.00%	0.60%	to	0.90%	1.78%	to	2.09%
December 31, 2015	47	$20.62205	to	$21.09829	$966	0.00%	0.60%	to	0.90%	8.61%	to	8.93%
December 31, 2014	49	$18.98799	to	$19.36865	$925	0.00%	0.60%	to	0.90%	7.38%	to	7.70%
December 31, 2013	48	$17.68319	to	$17.98404	$854	0.00%	0.60%	to	0.90%	42.74%	to	43.17%

A 28

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2017	34	$17.95327	to	$18.47773	$608	0.00%	0.60%	to	0.90%	18.13%	to	18.48%
December 31, 2016	30	$15.19777	to	$15.59534	$463	0.00%	0.60%	to	0.90%	18.82%	to	19.17%
December 31, 2015	28	$12.79077	to	$13.08645	$355	0.00%	0.60%	to	0.90%	-8.66%	to	-8.39%
December 31, 2014	29	$14.00308	to	$14.28429	$402	0.00%	0.60%	to	0.90%	12.73%	to	13.07%
December 31, 2013	33	$12.42155	to	$12.63333	$413	0.00%	0.60%	to	0.90%	38.61%	to	39.03%

	AST Small-Cap Growth Portfolio
December 31, 2017	20	$24.94542	to	$25.67407	$516	0.00%	0.60%	to	0.90%	22.81%	to	23.18%
December 31, 2016	21	$20.31185	to	$20.84309	$425	0.00%	0.60%	to	0.90%	11.08%	to	11.41%
December 31, 2015	19	$18.28611	to	$18.70874	$343	0.00%	0.60%	to	0.90%	-0.11%	to	0.18%
December 31, 2014	18	$18.30683	to	$18.67426	$332	0.00%	0.60%	to	0.90%	2.89%	to	3.20%
December 31, 2013	23	$17.79202	to	$18.09511	$405	0.00%	0.60%	to	0.90%	33.97%	to	34.37%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2017	1,642	$12.24034	to	$12.53803	$20,111	0.00%	0.60%	to	0.90%	3.43%	to	3.74%
December 31, 2016	451	$11.83408	to	$12.08598	$5,347	0.00%	0.60%	to	0.90%	3.30%	to	3.61%
December 31, 2015	463	$11.45612	to	$11.66519	$5,309	0.00%	0.60%	to	0.90%	-2.98%	to	-2.69%
December 31, 2014	472	$11.80815	to	$11.98785	$5,576	0.00%	0.60%	to	0.90%	3.30%	to	3.61%
December 31, 2013	480	$11.43076	to	$11.57027	$5,489	0.00%	0.60%	to	0.90%	-2.71%	to	-2.42%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2017	107	$17.85388	to	$18.29130	$1,918	0.00%	0.60%	to	0.90%	12.58%	to	12.92%
December 31, 2016	104	$15.85848	to	$16.19894	$1,644	0.00%	0.60%	to	0.90%	5.58%	to	5.89%
December 31, 2015	106	$15.02093	to	$15.29793	$1,598	0.00%	0.60%	to	0.90%	-1.52%	to	-1.23%
December 31, 2014	109	$15.25259	to	$15.48767	$1,667	0.00%	0.60%	to	0.90%	4.56%	to	4.88%
December 31, 2013	105	$14.58693	to	$14.76772	$1,527	0.00%	0.60%	to	0.90%	19.43%	to	19.78%

	AST Balanced Asset Allocation Portfolio
December 31, 2017	55	$18.07964	to	$18.52237	$1,012	0.00%	0.60%	to	0.90%	13.88%	to	14.22%
December 31, 2016	57	$15.87561	to	$16.21622	$914	0.00%	0.60%	to	0.90%	5.35%	to	5.66%
December 31, 2015	65	$15.06917	to	$15.34685	$985	0.00%	0.60%	to	0.90%	-0.42%	to	-0.12%
December 31, 2014	97	$15.13278	to	$15.36580	$1,478	0.00%	0.60%	to	0.90%	5.57%	to	5.89%
December 31, 2013	100	$14.33414	to	$14.51163	$1,434	0.00%	0.60%	to	0.90%	16.60%	to	16.95%

	AST Preservation Asset Allocation Portfolio
December 31, 2017	27	$15.45249	to	$15.83035	$419	0.00%	0.60%	to	0.90%	9.15%	to	9.47%
December 31, 2016	27	$14.15713	to	$14.46031	$383	0.00%	0.60%	to	0.90%	4.58%	to	4.90%
December 31, 2015	31	$13.53655	to	$13.78539	$421	0.00%	0.60%	to	0.90%	-0.75%	to	-0.45%
December 31, 2014	31	$13.63878	to	$13.84816	$422	0.00%	0.60%	to	0.90%	4.83%	to	5.14%
December 31, 2013	36	$13.01018	to	$13.17071	$475	0.00%	0.60%	to	0.90%	8.24%	to	8.56%

	AST BlackRock Global Strategies Portfolio
December 31, 2017	60	$13.27441	to	$13.54051	$801	0.00%	0.60%	to	0.90%	11.61%	to	11.94%
December 31, 2016	65	$11.89359	to	$12.09604	$781	0.00%	0.60%	to	0.90%	6.01%	to	6.32%
December 31, 2015	75	$11.21955	to	$11.37679	$852	0.00%	0.60%	to	0.90%	-3.87%	to	-3.58%
December 31, 2014	94	$11.67068	to	$11.79913	$1,096	0.00%	0.60%	to	0.90%	3.96%	to	4.27%
December 31, 2013	115	$11.22618	to	$11.31597	$1,298	0.00%	0.60%	to	0.90%	9.86%	to	10.19%

	AST International Value Portfolio (available April 24, 2015)
December 31, 2017	104	$11.08265	to	$11.17150	$1,158	0.00%	0.60%	to	0.90%	21.72%	to	22.08%
December 31, 2016	106	$9.10505	to	$9.15089	$971	0.00%	0.60%	to	0.90%	-0.31%	to	-0.02%
December 31, 2015	114	$9.13382	to	$9.15262	$1,042	0.00%	0.60%	to	0.90%	-9.14%	to	-8.96%
__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**	These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses

A 29

Note 7:	Financial Highlights (continued)

that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2017 or from the effective date of the subaccount through the end of the reporting period.

(1)Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees are charged at an effective annual rate of up to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 41.5%. In addition, PVAL and CVAL contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge. The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•	The Account charges from $0 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•	The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of basic insurance amount.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $0 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account charges up to $25 per change to the basic insurance amount.

•
The Account is reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the Prudential Stock Index Portfolio, 0.50% for the Prudential Value Portfolio, 0.55% for the Prudential Natural Resources Portfolio, and 0.65% for the Prudential High Yield Bond Portfolio of the average daily net assets of these portfolios. During the year ended December 31, 2017, there was no expense reimbursement.

A 30

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract owners using the Contract as the security for the loan.

Policy loan repayments and interest—represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions-amount represents primarily timing related adjustments to contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges—are various contract level charges as described in Charges and Expenses in Note 7, which are assessed through the redemptions of units.

A 31

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contract Owners of The Prudential Variable Appreciable Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of The Prudential Variable Appreciable Account listed in the table below as of the dates indicated in the table below, the related statements of operations and the statements of changes in net assets for each of the periods listed in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of the dates indicated in the table below, the results of each of their operations and the changes in each of their net assets for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	American Century VP Value Fund (Class I) (1)
Prudential Diversified Bond Portfolio (1)	Prudential SP Small Cap Value Portfolio (Class I) (1)
Prudential Equity Portfolio (Class I) (1)	Janus Henderson VIT Research Portfolio (Service Shares) (1)
Prudential Flexible Managed Portfolio (1)	SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)
Prudential Conservative Balanced Portfolio (1)	Prudential SP International Growth Portfolio (Class I) (1)
Prudential High Yield Bond Portfolio (1)	AST Loomis Sayles Large-Cap Growth Portfolio (1)
Prudential Stock Index Portfolio (1)	AST T. Rowe Price Large-Cap Growth Portfolio (1)
Prudential Value Portfolio (Class I) (1)	AST Hotchkis & Wiley Large-Cap Value Portfolio (1)
Prudential Natural Resources Portfolio (Class I) (1)	AST Small-Cap Growth Portfolio (1)
Prudential Global Portfolio (1)	AST BlackRock/Loomis Sayles Bond Portfolio (1)
Prudential Government Income Portfolio (1)	AST Wellington Management Hedged Equity Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Balanced Asset Allocation Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	AST Preservation Asset Allocation Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	AST BlackRock Global Strategies Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST International Value Portfolio (1)
MFS Growth Series (Initial Class) (1)
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016.

Basis for Opinions

These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

A 32

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2018

We have served as the auditor of one or more of the subaccounts in The Prudential Variable Appreciable Account since 1996.

A 33

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Financial Statements and Independent Auditor’s Report
December 31, 2017 and 2016

CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Financial Position
December 31, 2017 and 2016 (in millions, except share amounts)

	2017	2016
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2017 - $172,579; 2016 - $163,548)	$184,686	$168,978
Trading account assets supporting insurance liabilities, at fair value(1)	19,500	19,663
Other trading account assets, at fair value	3,830	3,755
Equity securities, available-for-sale, at fair value (cost: 2017 - $2,346; 2016 - $4,273)	3,429	5,689
Commercial mortgage and other loans(1)	42,552	41,269
Policy loans	8,674	8,839
Other long-term investments (includes $1,545 and $1,296 measured at fair value under the fair value option at December 31, 2017 and 2016, respectively)(1)	9,880	9,124
Short-term investments	3,731	3,180
Total investments	276,282	260,497
Cash and cash equivalents(1)	7,262	6,382
Accrued investment income	2,156	2,071
Deferred policy acquisition costs	8,041	7,771
Value of business acquired	375	991
Reinsurance recoverables - affiliated	10,098	9,260
Reinsurance recoverables - unaffiliated	5,079	4,138
Other assets(1)	5,933	5,020
Due from parent and affiliates	8,883	8,669
Separate account assets	265,733	248,182
TOTAL ASSETS	$589,842	$552,981
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$155,076	$146,712
Policyholders’ account balances	96,883	96,029
Policyholders’ dividends	6,321	5,622
Securities sold under agreements to repurchase	8,400	7,606
Cash collateral for loaned securities	4,336	4,309
Income taxes	3,561	3,687
Short-term debt	1,150	774
Long-term debt	8,233	8,647
Reinsurance payables - affiliated	159	201
Reinsurance payables - unaffiliated	3,320	2,053
Other liabilities(1)	7,238	6,420
Due to parent and affiliates	2,191	1,338
Separate account liabilities	265,733	248,182
Total liabilities	562,601	531,580
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)
EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2017 and 2016)	2	2
Additional paid-in capital	20,105	20,117
Accumulated other comprehensive income (loss)	3,599	848
Retained earnings	3,484	389
Total Equity of The Prudential Insurance Company of America	27,190	21,356
Noncontrolling interests	51	45
Total equity	27,241	21,401
TOTAL LIABILITIES AND EQUITY	$589,842	$552,981
__________

(1)	See Note 5 for details of balances associated with variable interest entities.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Operations
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
REVENUES
Premiums	$19,353	$17,363	$16,734
Policy charges and fee income	2,616	3,693	4,776
Net investment income	11,165	10,494	10,256
Asset management and service fees	553	588	862
Other income (loss)	1,229	667	(60)
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(251)	(257)	(177)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income (loss)	3	48	39
Other realized investment gains (losses), net	528	1,115	1,583
Total realized investment gains (losses), net	280	906	1,445
Total revenues	35,196	33,711	34,013
BENEFITS AND EXPENSES
Policyholders’ benefits	22,985	22,243	20,619
Interest credited to policyholders’ account balances	2,695	2,786	2,331
Dividends to policyholders	2,048	1,975	2,174
Amortization of deferred policy acquisition costs	772	1,252	1,070
General and administrative expenses	4,831	4,962	5,005
Total benefits and expenses	33,331	33,218	31,199
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,865	493	2,814
Total income tax expense (benefit)	(2,058)	(237)	573
INCOME (LOSS) BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	3,923	730	2,241
Equity in earnings of operating joint ventures, net of taxes	(5)	(13)	(11)
NET INCOME (LOSS)	3,918	717	2,230
Less: Income (loss) attributable to noncontrolling interests	0	(3)	1
NET INCOME (LOSS) ATTRIBUTABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$3,918	$720	$2,229

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
NET INCOME (LOSS)	$3,918	$717	$2,230
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	69	(45)	(77)
Net unrealized investment gains (losses)	3,806	2,025	(4,557)
Defined benefit pension and postretirement unrecognized periodic benefit (cost)	182	(149)	(244)
Total	4,057	1,831	(4,878)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	1,302	574	(1,648)
Other comprehensive income (loss), net of taxes	2,755	1,257	(3,230)
Comprehensive income (loss)	6,673	1,974	(1,000)
Less: Comprehensive income (loss) attributable to noncontrolling interests	4	(4)	(7)
Comprehensive income (loss) attributable to The Prudential Insurance Company of America	$6,669	$1,978	$(993)

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Equity
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity of The Prudential Insurance Company of America	Noncontrolling Interests	Total Equity
Balance, December 31, 2014	$2	$19,078	$3,094	$2,812	$24,986	$48	$25,034
Capital contributions from parent		297			297		297
Dividends to parent			(1,950)		(1,950)		(1,950)
Contributions from noncontrolling interests						4	4
Stock-based compensation programs		10			10		10
Comprehensive income (loss):
Net income (loss)			2,229		2,229	1	2,230
Other comprehensive income (loss), net of tax				(3,222)	(3,222)	(8)	(3,230)
Total comprehensive income (loss)					(993)	(7)	(1,000)
Balance, December 31, 2015	2	19,385	3,373	(410)	22,350	45	22,395
Cumulative effect of adoption of accounting changes						1	1
Capital contributions from parent		718			718		718
Dividends to parent			(3,704)		(3,704)		(3,704)
Contributions from noncontrolling interests						3	3
Assets purchased/transferred from affiliates		3			3		3
Stock-based compensation programs		11			11		11
Comprehensive income (loss):
Net income (loss)			720		720	(3)	717
Other comprehensive income (loss), net of tax				1,258	1,258	(1)	1,257
Total comprehensive income (loss)					1,978	(4)	1,974
Balance, December 31, 2016	2	20,117	389	848	21,356	45	21,401
Capital contributions from parent		164			164		164
Dividends to parent			(1,000)		(1,000)		(1,000)
Contributions from noncontrolling interests						4	4
Distributions to noncontrolling interests						(2)	(2)
Affiliated asset transfers		(177)	177		0		0
Stock-based compensation programs		1			1		1
Comprehensive income (loss):
Net income (loss)			3,918		3,918	0	3,918
Other comprehensive income (loss), net of tax				2,751	2,751	4	2,755
Total comprehensive income (loss)					6,669	4	6,673
Balance, December 31, 2017	$2	$20,105	$3,484	$3,599	$27,190	$51	$27,241

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$3,918	$717	$2,230
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(280)	(906)	(1,445)
Policy charges and fee income	(2,104)	(1,559)	(1,531)
Interest credited to policyholders’ account balances	2,695	2,786	2,331
Depreciation and amortization	214	311	(22)
(Gains) losses on trading account assets supporting insurance liabilities, net	(116)	27	576
Change in:
Deferred policy acquisition costs	(476)	34	(365)
Future policy benefits and other insurance liabilities	5,642	4,839	1,962
Income taxes	(1,419)	(374)	378
Derivatives, net	(788)	1,299	989
Other, net	(2,060)	(1,477)	622
Cash flows from (used in) operating activities	5,226	5,697	5,725
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	42,907	32,579	33,254
Trading account assets supporting insurance liabilities and other trading account assets	37,697	30,683	8,867
Equity securities, available-for-sale	3,199	3,004	4,155
Commercial mortgage and other loans	5,267	5,635	4,632
Policy loans	1,166	1,014	898
Other long-term investments	1,015	909	635
Short-term investments	10,429	19,524	54,150
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(46,674)	(41,943)	(30,874)
Trading account assets supporting insurance liabilities and other trading account assets	(37,779)	(31,935)	(9,705)
Equity securities, available-for-sale	(2,434)	(2,583)	(3,508)
Commercial mortgage and other loans	(6,267)	(6,196)	(7,457)
Policy loans	(646)	(646)	(640)
Other long-term investments	(1,537)	(1,561)	(1,918)
Short-term investments	(10,788)	(17,245)	(54,073)
Due to/from parent and affiliates	(557)	17	206
Derivatives, net	(84)	(111)	257
Other, net	(481)	(178)	440
Cash flows from (used in) investing activities	(5,567)	(9,033)	(681)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	19,761	22,089	16,760
Policyholders’ account withdrawals	(19,185)	(18,161)	(15,502)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	821	548	(2,276)
Net change in financing arrangements (maturities 90 days or less)	44	272	62
Proceeds from the issuance of debt (maturities longer than 90 days)	2,459	848	778
Repayments of debt (maturities longer than 90 days)	(1,992)	(144)	(2,017)
Excess tax benefits from share-based payment arrangements	0	9	0
Capital contributions from parent	149	298	0
Dividends to parent	(1,000)	(1,111)	(1,950)
Other, net	164	(95)	391
Cash flows from (used in) financing activities	1,221	4,553	(3,754)
Effect of foreign exchange rate changes on cash balances	0	33	8
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	880	1,250	1,298
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,382	5,132	3,834
CASH AND CASH EQUIVALENTS, END OF YEAR	$7,262	$6,382	$5,132

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in millions)

	2017	2016	2015
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(634)	$111	$216
Interest paid	$311	$317	$323
NON-CASH TRANSACTIONS DURING THE YEAR(1)
Pension Risk Transfer transactions
Assets received, excluding cash and cash equivalents	$2,726	$3,228	$2,091
Liabilities assumed	6,155	5,003	3,739
Net cash received	$3,429	$1,775	$1,648
Assets received from affiliates as repayment of affiliated loans	$0	$0	$0
Non-cash dividend to parent	$0	$(2,593)	$0
Non-cash capital contribution from parent	$15	$620	$297
Non-cash affiliated asset transfer	$879	$0	$0
__________

(1)
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”).

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. (“Pruco Re”). Effective April 1, 2016, the Company recaptured the risks related to the variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation (“PALAC”). These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and the Company as applicable. These series of transactions are collectively referred to as the “Variable Annuities Recapture.”

The financial statement impacts of these transactions in 2016 were as follows:

Affected Financial Statement Lines Only

Statement of Financial Position

	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$4,179	$(6,668)	$(2,489)
Cash and cash equivalents	(11)	56	45
Deferred policy acquisition costs	0	(3,134)	(3,134)
Reinsurance recoverables	(6,317)	9,358	3,041
Deferred sales inducements	0	(500)	(500)
Other assets	0	953	953
Income tax receivable	0	78	78
TOTAL ASSETS	$(2,149)	$143	$(2,006)
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$(14)	$0	$(14)
Income taxes	21	0	21
Short-term and long-term debt(2)	0	(503)	(503)
Other liabilities	0	0	0
TOTAL LIABILITIES	7	(503)	(496)
EQUITY
Additional paid-in capital	0	687	687
Retained earnings(3)	(2,156)	45	(2,111)
Accumulated other comprehensive income	0	(86)	(86)
TOTAL EQUITY	(2,156)	646	(1,510)
TOTAL LIABILITIES AND EQUITY	$(2,149)	$143	$(2,006)
__________
Significant Non-Cash Transactions

(1)
The decline in total investments includes $6.7 billion of asset transfers related to the reinsurance transaction with PALAC, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

(2)	The Company received ceding commissions of $3.6 billion, made up of an issuance of debt of $0.8 billion and reassignment of debt of $0.5 billion to PALAC.

(3)	Retained earnings includes non-cash dividends of $2.8 billion to Prudential Financial as part of the Variable Annuities Recapture.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Statement of Operations

Day 1 Impact of the Variable Annuities Recapture in 2016	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(832)	$(832)
Realized investment gains (losses), net	(2,135)	2,683	548
TOTAL REVENUES	(2,135)	1,851	(284)
BENEFITS AND EXPENSES
Policyholders’ benefits	0	(522)	(522)
General and administrative expenses	0	(188)	(188)
TOTAL BENEFITS AND EXPENSES	0	(710)	(710)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,135)	2,561	426
Income tax expense (benefit)	21	(78)	(57)
NET INCOME (LOSS)	$(2,156)	$2,639	$483

As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $6.7 billion to PALAC and established reinsurance recoverables of $9.4 billion. In addition, the Company received ceding commissions of $3.6 billion from PALAC, made up of affiliated receivables of $0.8 billion and reassignment of debt of $0.5 billion to PALAC. Also, the Company unwound its deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”) balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through “General and administrative expenses”. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.6 billion immediately since the reinsurance contract is accounted for as a free-standing derivative. The Company subsequently paid a dividend of $2.6 billion to Prudential Financial.

The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$4,179	$4,179	$0	$0
PALAC	Apr - June 2016	Sale	Fixed Maturities, Trading Account Assets, Commercial Mortgages, Derivatives, and JV/LP Investments	$(6,994)	$(6,872)	$0	$122
Prudential Financial	Apr - June 2016	Contributed Capital	Fixed Maturities and Derivatives	$337	$337	$337	$0
Prudential Financial	Apr - June 2016	Dividend	Fixed Maturity	$(19)	$(19)	$(19)	$0

Basis of Presentation

The Company’s Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated VIEs. The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 27, 2018, the date these financial statements were issued.
Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; value of business acquired (“VOBA”) and its amortization; amortization of DSI; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables/payables; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2016, the Company recorded out of period adjustments resulting in an aggregate net decrease of $156 million to “Income (loss) before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2016. Such adjustments primarily consisted of a charge of $141 million to increase reserves, net of a related increase in DAC, for certain universal life products. Management evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they were not material to any previously reported financial statements.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income.” For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading account assets supporting insurance liabilities, at fair value includes invested assets that consist of fixed maturities, equity securities, and short-term investments and cash equivalents, that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Other trading account assets, at fair value consists of fixed maturities, certain derivatives and equity securities, including seed money that the Company invests in investment funds, and certain perpetual preferred stock. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments are reported in “Net investment income.” The derivatives are primarily associated with the Company’s derivative operations used to manage interest rate, foreign currency, credit and equity exposures and are not reported with other derivatives in “Other long-term investments” primarily due to their short-term nature. The fixed maturities and perpetual preferred stock represents certain financial instruments that contain an embedded derivative where the Company elects to classify the entire instrument as a trading account asset rather than bifurcate the derivative from the host contract. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Equity securities available-for-sale, at fair value is comprised of common stock, mutual fund shares and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural property loan portfolios.

Uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other long-term investments consists of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag. For the investments for which the Company has elected the fair value option, the associated realized and unrealized gains and losses are reported in “Other income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to OTTI are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated useful lives of the properties and is included in “Net investment income.”

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates is not expected to recover in value before maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Deferred policy acquisition costs are costs related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance which are included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised on a retrospective basis. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is a direct subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 20. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which they were acquired. As of December 31, 2017, the majority of the VOBA balance relates to the 2013 acquisition of The Hartford Financial Services Group’s individual life insurance business (“the Hartford Life Business”) and the 2004 acquisition of CIGNA’s defined contribution and defined benefit businesses. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General and administrative expenses.” VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance recoverables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance recoverables are associated with the reinsurance arrangements between the Company and related parties. For all of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements. See also “Reinsurance payables” below.

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, property and equipment, and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within a reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted. No impairments were recorded for the years ended December 31, 2017 and 2016.

The Company offered various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangible assets requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Due from parent and affiliates consist primarily of affiliated accrued receivables, affiliated notes receivable and affiliated derivative activity. See also “Due to parent and affiliates” below.

Separate account assets represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits liability is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. Currently, PFL liabilities are predominantly associated with certain universal life contracts that measure GAAP reserves using a dynamic approach and accordingly, are updated each quarter using current inforce and market data and as part of the annual assumption update such that the liability as of each measurement date represents the Company’s current estimate of the present value of the amount necessary to offset anticipated future losses. See Note 10 for additional information regarding future policy benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 11, and deferred profits.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ dividends liability includes dividends payable to policyholders and the policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. Any adjustments to the policyholder dividend obligation related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI. For additional information on the policyholder dividend obligation, see Note 12.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.”

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income;” however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 18 for a discussion of factors considered when evaluating the need for a valuation allowance.

The U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) enacted two new taxes that could impact the Company’s effective tax rate and cash tax payments in future periods. The Global Intangible Low-Taxed Income provision (“GILTI”) applies a U.S. minimum tax to earnings of foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries. The amount of tax in any period on GILTI, if any, can depend on annual differences between U.S. taxable income recognition rules and taxable income recognition rules in the country of operations and the overall taxable income of U.S. operations. The Company will account for the effects of the GILTI tax as a period cost if and when incurred. The Tax Act of 2017 also includes a new Base Erosion and Anti-Abuse Tax (“BEAT”). BEAT is an alternative tax which is due if the calculated BEAT amount is greater than the regular corporate tax in any given year. The additional tax is generally calculated after adding back to taxable income certain deductible payments made to foreign affiliates that are at least 25% owned, and then applying an alternative tax rate of 10% (5% in 2018) to the alternative tax base, rather than the 21% corporate tax rate. The amount of the BEAT in any period, if any, will depend on the amount of payments by U.S. entities to foreign affiliates that are at least 25% owned, the amount of overall U.S. deductible amounts and the results of the U.S. consolidated group. The Company will account for the effects of the BEAT as a period cost if and when incurred.

In December of 2017, SEC staff issued “SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 18 to the Consolidated Financial Statements for a discussion of provisional amounts related to the Tax Act of 2017.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Short-term debt and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General and administrative expenses” in the Company’s Consolidated Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near-term. See Note 14 for additional information regarding short-term and long-term debt.

Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliated and third-party reinsurers. The majority of the Company’s unaffiliated reinsurance payables are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement business and the Hartford Life Business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. The affiliated reinsurance payables are associated with the reinsurance arrangements between the Company and related parties. See also “Reinsurance recoverables” above.

Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities (see Note 17), derivative liabilities (see “Derivative Financial Instruments” below), and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Due to parent and affiliates consist primarily of affiliated accrued payables and affiliated derivative activity.

Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities.”

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 11 for additional information regarding these contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Amounts received as payment for universal or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than universal and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed.

Other income (loss) includes realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and “Other long-term investments” for which the Company has elected the fair value option.

OTHER ACCOUNTING POLICIES

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-functional currency earnings and net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities” or “Due to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign currency fair value or cash flow hedge (“foreign

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the Consolidated Statements of Operations, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same Consolidated Statements of Operations line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is accounted for in the same manner as a translation adjustment (i.e., reported in the cumulative translation adjustment account within AOCI).

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the Consolidated Statements of Operations line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Accounting for Certain Reinsurance Contracts in the Individual Life Business

During the second quarter of 2017, the Company recognized a charge of $237 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves, DAC and VOBA was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and is included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cashflow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during year ended December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payments Accounting
This ASU simplifies and improves employee share-based payment accounting. The areas updated include income tax consequences, a policy election related to forfeitures, classification of awards as either equity or liability, and classification of operating and financing activity on the statement of cash flows.
		January 1, 2017 using various transition methods as prescribed by the ASU.	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.

January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $256 million and total equity by $49 million after giving effect to offsetting items including those related to taxes and the policyholder dividend obligation in the Closed Block. See table below for the impact to the line items in the Consolidated Statements of Financial Position. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statements of Financial Position upon Adoption on January 1, 2018
(in millions)
Increase / (Decrease)
Other long-term investments	$219
Total assets	$219
Policyholders’ dividends	$157
Income taxes	13
Total liabilities	170
Accumulated other comprehensive income (loss)	(207)
Retained earnings	256
Total equity	49
Total liabilities and equity	$219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a “right-of-use” asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (“receivable and residual” approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).

January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-13, Financial Instruments - Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces the existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.

		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.

		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business
In January 2017, the FASB issued this ASU to provide a more robust framework to use in determining when a set of assets and activities (“set”) is a business and to address stakeholder feedback that the definition of a business in current GAAP is applied too broadly. The primary amendments in the ASU provide a screen to exclude transactions where substantially all the fair value of the transferred set is concentrated in a single asset, or group of similar assets, from being evaluated as a business.
January 1, 2018 using the prospective method (with early adoption permitted).
Adoption of the ASU will result in general account real estate acquisitions no longer being accounted for as business combinations. As a result, direct transaction costs associated with such transactions will be capitalized. Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
This ASU simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test in current GAAP, which measures a goodwill impairment by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of the goodwill. Under the ASU, a goodwill impairment should be recorded for the amount by which the carrying amount of a reporting unit exceeds its fair value (capped by the total amount of goodwill allocated to the reporting unit).

		January 1, 2020 using the prospective method (with early adoption permitted).	The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-05,
Other Income Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets

In February 2017, the FASB issued this ASU to clarify the scope and application of ASC 610-20 which provides guidance on accounting for the derecognition of a nonfinancial asset or an in substance nonfinancial asset that is not a business. The ASU defines an in substance nonfinancial asset and requires the application of certain recognition and measurement principles in the new revenue recognition standard when an entity derecognizes nonfinancial assets and in substance nonfinancial assets, and the counterparty is not a customer.
		January 1, 2018 using the full or modified retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

3.	ACQUISITIONS
There were no material acquisitions for the periods presented in the Consolidated Financial Statements of the Company.

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$13,243	$1,769	$94	$14,918	$0
Obligations of U.S. states and their political subdivisions	8,879	860	6	9,733	0
Foreign government bonds	3,996	334	19	4,311	0
U.S. corporate public securities	63,623	6,173	271	69,525	(9)
U.S. corporate private securities(1)	24,117	1,290	104	25,303	0
Foreign corporate public securities	13,157	1,199	72	14,284	(5)
Foreign corporate private securities	20,618	937	322	21,233	0
Asset-backed securities(2)	10,673	243	4	10,912	(231)
Commercial mortgage-backed securities	11,805	212	78	11,939	0
Residential mortgage-backed securities(3)	2,468	69	9	2,528	(2)
Total fixed maturities, available-for-sale(1)	$172,579	$13,086	$979	$184,686	$(247)
Equity securities, available-for-sale	$2,346	$1,102	$19	$3,429
__________

(1)	Excludes notes with amortized cost of $3,860 million (fair value, $3,860 million), which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $492 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2016
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$11,403	$1,525	$233	$12,695	$0
Obligations of U.S. states and their political subdivisions	8,613	489	83	9,019	0
Foreign government bonds	3,702	251	86	3,867	0
U.S. corporate public securities	59,085	3,557	1,010	61,632	(13)
U.S. corporate private securities(1)	23,668	1,277	246	24,699	(9)
Foreign corporate public securities	13,172	706	255	13,623	(5)
Foreign corporate private securities	18,949	343	1,105	18,187	0
Asset-backed securities(2)	10,404	152	40	10,516	(279)
Commercial mortgage-backed securities	11,459	205	116	11,548	(1)
Residential mortgage-backed securities(3)	3,093	112	13	3,192	(3)
Total fixed maturities, available-for-sale(1)	$163,548	$8,617	$3,187	$168,978	$(310)
Equity securities, available-for-sale	$4,273	$1,445	$29	$5,689
__________

(1)	Excludes notes with amortized cost of $2,356 million (fair value, $2,356 million) which have been offset with the associated payables under a netting agreement.

(2)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(4)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $544 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,409	$23	$1,492	$71	$3,901	$94
Obligations of U.S. states and their political subdivisions	31	0	287	6	318	6
Foreign government bonds	1,000	11	178	8	1,178	19
U.S. corporate public securities	4,987	75	4,624	196	9,611	271
U.S. corporate private securities	2,705	40	1,463	64	4,168	104
Foreign corporate public securities	1,270	11	1,106	61	2,376	72
Foreign corporate private securities	994	16	5,075	306	6,069	322
Asset-backed securities	533	1	292	3	825	4
Commercial mortgage-backed securities	2,172	13	2,033	65	4,205	78
Residential mortgage-backed securities	540	3	263	6	803	9
Total	$16,641	$193	$16,813	$786	$33,454	$979
Equity securities, available-for-sale	$207	$18	$0	$1	$207	$19

	December 31, 2016
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,873	$233	$0	$0	$2,873	$233
Obligations of U.S. states and their political subdivisions	2,637	78	19	5	2,656	83
Foreign government bonds	1,659	70	81	16	1,740	86
U.S. corporate public securities	18,460	709	2,596	301	21,056	1,010
U.S. corporate private securities	5,806	181	1,115	65	6,921	246
Foreign corporate public securities	3,711	119	973	136	4,684	255
Foreign corporate private securities	5,973	329	4,748	776	10,721	1,105
Asset-backed securities	2,089	12	1,425	28	3,514	40
Commercial mortgage-backed securities	4,435	114	58	2	4,493	116
Residential mortgage-backed securities	865	11	70	2	935	13
Total	$48,508	$1,856	$11,085	$1,331	$59,593	$3,187
Equity securities, available-for-sale	$410	$28	$11	$1	$421	$29

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $726 million and $2,862 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Insurance Commissioners (“NAIC”) or equivalent rating and $253 million and $325 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $786 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company's corporate securities within the energy, utility and consumer non-cyclical sectors and in U.S. government bonds. As of December 31, 2016, the $1,331 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company’s corporate securities within the energy, consumer non-cyclical and capital goods sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

As of December 31, 2017, $7 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, $4 million of which had been in a gross unrealized loss position for less than six months. As of December 31, 2016, $7 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, $6 million of which had been in a gross unrealized loss position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2017 or 2016.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Fixed maturities:
Due in one year or less	$5,503	$5,543
Due after one year through five years	28,625	29,320
Due after five years through ten years	32,588	34,482
Due after ten years(1)	80,917	89,962
Asset-backed securities	10,673	10,912
Commercial mortgage-backed securities	11,805	11,939
Residential mortgage-backed securities	2,468	2,528
Total	$172,579	$184,686
__________

(1)	Excludes available-for-sale notes with amortized cost of $3,860 million (fair value, $3,860 million), which have been offset with the associated payables under a netting agreement.

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$25,816	$19,169	$18,301
Proceeds from maturities/prepayments	17,301	13,435	14,961
Gross investment gains from sales and maturities	579	370	709
Gross investment losses from sales and maturities	(184)	(398)	(293)
OTTI recognized in earnings(2)	(248)	(209)	(138)
Equity securities, available-for-sale:
Proceeds from sales(3)	$3,197	$3,007	$4,155
Gross investment gains from sales	632	464	670
Gross investment losses from sales	(82)	(134)	(153)
OTTI recognized in earnings	(24)	(54)	(92)
__________

(1)	Includes $210 million, $25 million and $8 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
Excludes the portion of OTTI recorded in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

(3)	Includes $(2) million, $3 million and $0 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in millions)
Balance, beginning of period	$333	$521
New credit loss impairments	9	25
Additional credit loss impairments on securities previously impaired	10	0
Increases due to the passage of time on previously recorded credit losses	15	23
Reductions for securities which matured, paid down, prepaid or were sold during the period	(40)	(227)
Reductions for securities impaired to fair value during the period(1)	(12)	(2)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(4)	(7)
Balance, end of period	$311	$333
__________

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$245	$245	$655	$655
Fixed maturities:
Corporate securities	13,727	13,983	13,772	13,865
Commercial mortgage-backed securities	2,294	2,311	2,032	2,052
Residential mortgage-backed securities(1)	961	966	1,142	1,150
Asset-backed securities(2)	1,363	1,392	1,333	1,349
Foreign government bonds	356	349	359	356
U.S. government authorities and agencies and obligations of U.S. states	202	250	197	236
Total fixed maturities	18,903	19,251	18,835	19,008
Equity securities	4	4	0	0
Total trading account assets supporting insurance liabilities	$19,152	$19,500	$19,490	$19,663
__________

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income,” was $175 million, $57 million and $(541) million during the years ended December 31, 2017, 2016 and 2015, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in millions)
Fixed maturities	$1,500	$1,518	$1,125	$979
Equity securities	243	325	224	280
Subtotal	$1,743	1,843	$1,349	1,259
Derivative instruments		1,987		2,496
Total other trading account assets		$3,830		$3,755

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income,” was $190 million, $(57) million and $(86) million during the years ended December 31, 2017, 2016 and 2015, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage and agricultural property loans by property type:
Office	$9,782	23.0%	$9,915	24.0%
Retail	6,701	15.7	6,769	16.4
Apartments/Multi-Family	10,969	25.8	10,087	24.4
Industrial	7,210	16.9	6,494	15.7
Hospitality	1,681	3.9	1,932	4.7
Other	3,090	7.3	3,274	7.9
Total commercial mortgage loans	39,433	92.6	38,471	93.1
Agricultural property loans	3,146	7.4	2,876	6.9
Total commercial mortgage and agricultural property loans by property type	42,579	100.0%	41,347	100.0%
Valuation allowance	(79)		(80)
Total net commercial mortgage and agricultural property loans by property type	42,500		41,267
Other loans:
Uncollateralized loans	52		0
Residential property loans	0		2
Other collateralized loans	0		0
Total other loans	52		2
Valuation allowance	0		0
Total net other loans	52		2
Total commercial mortgage and other loans	$42,552		$41,269

As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (26%), Texas (9%) and New York (9%)) and included loans secured by properties in Europe (7%).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Balance, beginning of year	$78	$2	$0	$0	$0	$80
Addition to (release of) allowance for losses	(1)	0	0	0	0	(1)
Total ending balance	$77	$2	$0	$0	$0	$79

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Balance, beginning of year	$83	$2	$0	$0	$0	$85
Addition to (release of) allowance for losses	(5)	0	0	0	0	(5)
Total ending balance	$78	$2	$0	$0	$0	$80

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$7	$0	$0	$0	$0	$7
Collectively evaluated for impairment	70	2	0	0	0	72
Total ending balance(1)	$77	$2	$0	$0	$0	$79
Recorded investment(2):
Individually evaluated for impairment	$73	$34	$0	$0	$0	$107
Collectively evaluated for impairment	39,360	3,112	0	0	52	42,524
Total ending balance(1)	$39,433	$3,146	$0	$0	$52	$42,631
__________

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for credit losses:
Individually evaluated for impairment	$5	$0	$0	$0	$0	$5
Collectively evaluated for impairment	73	2	0	0	0	75
Total ending balance(1)	$78	$2	$0	$0	$0	$80
Recorded investment(2):
Individually evaluated for impairment	$105	$30	$0	$0	$0	$135
Collectively evaluated for impairment	38,366	2,846	2	0	0	41,214
Total ending balance(1)	$38,471	$2,876	$2	$0	$0	$41,349
__________

(1)	As of December 31, 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,776	$521	$240	$24,537
60%-69.99%	9,456	385	77	9,918
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage loans	$37,585	$1,411	$437	$39,433

Agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,936	$167	$3	$3,106
60%-69.99%	40	0	0	40
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,976	$167	$3	$3,146

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2017
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$26,712	$688	$243	$27,643
60%-69.99%	9,496	385	77	9,958
70%-79.99%	4,281	451	18	4,750
80% or greater	72	54	102	228
Total commercial mortgage and agricultural property loans	$40,561	$1,578	$440	$42,579

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$23,163	$372	$538	$24,073
60%-69.99%	9,250	228	86	9,564
70%-79.99%	3,890	590	43	4,523
80% or greater	139	61	111	311
Total commercial mortgage loans	$36,442	$1,251	$778	$38,471

Agricultural property loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$2,721	$114	$17	$2,852
60%-69.99%	24	0	0	24
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$2,745	$114	$17	$2,876

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Total commercial mortgage and agricultural property loans

	December 31, 2016
	Debt Service Coverage Ratio
	>1.2X	1.0X to <1.2X	< 1.0X	Total
	(in millions)
Loan-to-Value Ratio:
0%-59.99%	$25,884	$486	$555	$26,925
60%-69.99%	9,274	228	86	9,588
70%-79.99%	3,890	590	43	4,523
80% or greater	139	61	111	311
Total commercial mortgage and agricultural property loans	$39,187	$1,365	$795	$41,347

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$39,433	$0	$0	$0	$0	$39,433	$71
Agricultural property loans	3,144	0	0	2	2	3,146	23
Residential property loans	0	0	0	0	0	0	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	52	0	0	0	0	52	0
Total	$42,629	$0	$0	$2	$2	$42,631	$94
__________

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in millions)
Commercial mortgage loans	$38,450	$21	$0	$0	$21	$38,471	$48
Agricultural property loans	2,874	0	0	2	2	2,876	2
Residential property loans	0	2	0	0	2	2	0
Other collateralized loans	0	0	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0	0	0
Total	$41,324	$23	$0	$2	$25	$41,349	$50
__________

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2017 and 2016, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were $2 million and $0 million, respectively, of commercial mortgage and other loans sold, other than those classified as held-for-sale.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of December 31, 2017 and 2016, there were $0 million and $47 million, respectively, of new troubled debt restructurings related to commercial mortgage and other loans with payment defaults on loans that were modified as a troubled debt restructuring within

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to provide additional funds to borrowers that had been involved in a troubled debt restructurings. For additional information relating to the accounting for troubled debt restructurings, see Note 2.

As of December 31, 2017, there were $5 million of private debt commitments to provide additional funds to borrowers that had been involved in a troubled debt restructuring.

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Joint ventures and limited partnerships:
Private equity	$4,257	$3,975
Hedge funds	2,447	2,211
Real estate-related	1,009	973
Total joint ventures and limited partnerships	7,713	7,159
Real estate held through direct ownership	1,524	1,282
Other(1)	643	683
Total other long-term investments	$9,880	$9,124
__________

(1)
Primarily includes leveraged leases, member and activity stock held in the Federal Home Loan Banks of New York and Boston and certain derivatives. For additional information regarding the Company’s holdings in the Federal Home Loan Banks of New York and Boston, see Note 14.

Equity Method Investments
The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are described in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2017	2016
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$56,432	$55,380
Total liabilities(2)	$15,225	$14,787
Partners’ capital	41,207	40,593
Total liabilities and partners’ capital	$56,432	$55,380
Total liabilities and partners’ capital included above	$4,122	$3,899
Equity in limited partnership interests not included above	614	478
Carrying value	$4,736	$4,377
__________

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Liabilities consist primarily of third-party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Years Ended December 31,
	2017	2016	2015
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,736	$4,956	$4,029
Total expenses(2)	(2,300)	(1,995)	(1,794)
Net earnings (losses)	$3,436	$2,961	$2,235
Equity in net earnings (losses) included above	$286	$127	$162
Equity in net earnings (losses) of limited partnership interests not included above	142	86	22
Total equity in net earnings (losses)	$428	$213	$184
__________

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.

(2)	Expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale(1)	$7,318	$6,886	$6,660
Fixed maturities, held-to-maturity(1)	188	168	157
Equity securities, available-for-sale	218	222	212
Trading account assets	742	764	728
Commercial mortgage and other loans	1,843	1,881	1,950
Policy loans	477	487	487
Short-term investments and cash equivalents	109	68	28
Other long-term investments	1,026	678	651
Gross investment income	11,921	11,154	10,873
Less: investment expenses	(756)	(660)	(617)
Net investment income	$11,165	$10,494	$10,256
__________

(1)
Includes income on credit-linked notes which are reported on the same financial statement line items as related surplus notes, as conditions are met for right to offset. See Note 14 for additional information.

The carrying value of non-income producing assets included $106 million in fixed maturities, available-for-sale, $22 million in trading account assets supporting insurance liabilities and less than $1 million in other long-term investments as of December 31, 2017. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net,” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities	$147	$(237)	$278
Equity securities	526	276	425
Commercial mortgage and other loans	(3)	28	(1)
Investment real estate	5	15	30
Joint ventures and limited partnerships	(23)	(94)	(144)
Derivatives(1)	(371)	918	849
Other	(1)	0	8
Realized investment gains (losses), net	$280	$906	$1,445
__________

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.

Net Unrealized Gains (Losses) on Investments

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016	2015
	(in millions)
Fixed maturity securities, available-for-sale—with OTTI	$245	$234	$156
Fixed maturity securities, available-for-sale—all other	11,862	5,196	3,802
Equity securities, available-for-sale	1,083	1,416	1,257
Derivatives designated as cash flow hedges(1)	(15)	1,287	1,151
Other investments(2)	136	57	(28)
Net unrealized gains (losses) on investments	$13,311	$8,190	$6,338
__________

(1)	See Note 21 for more information on cash flow hedges.

(2)	Includes net unrealized gains on affiliated notes receivable and certain joint ventures that are strategic in nature and are included in “Other assets.”

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$911	$7,349	$8,260	$950	$6,417	$7,367
U.S. corporate public securities	1	0	1	0	0	0
Foreign corporate public securities	0	0	0	6	0	6
Residential mortgage-backed securities	0	139	139	0	233	233
Total securities sold under agreements to repurchase(1)	$912	$7,488	$8,400	$956	$6,650	$7,606
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table sets forth the composition of “Cash collateral for loaned securities” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$87	$35	$122	$8	$0	$8
Obligations of U.S. states and their political subdivisions	103	0	103	18	0	18
Foreign government bonds	325	0	325	268	0	268
U.S. corporate public securities	2,954	0	2,954	2,719	0	2,719
Foreign corporate public securities	655	0	655	786	0	786
Residential mortgage-backed securities	0	0	0	55	74	129
Equity securities	177	0	177	381	0	381
Total securities sold under agreements to repurchase(1)	$4,301	$35	$4,336	$4,235	$74	$4,309
__________

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties, as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Fixed maturities	$13,354	$11,071
Trading account assets supporting insurance liabilities	380	477
Other trading account assets	1	2
Separate account assets	2,992	3,386
Equity securities	171	368
Total securities pledged	$16,898	$15,304

The following table sets forth the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2017	2016
	(in millions)
Securities sold under agreements to repurchase	$8,400	$7,606
Cash collateral for loaned securities	4,336	4,309
Separate account liabilities	3,064	3,462
Policyholders’ account balances(1)	436	1,001
Total liabilities supported by the pledged collateral	$16,236	$16,378
__________

(1)	Represents amounts supporting outstanding funding agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and postings of collateral from OTC derivative counterparties. The fair value of this collateral was approximately $5,373 million as of December 31, 2017 (the largest components of which included $1,331 million of securities and $4,042 million of cash from OTC derivative counterparties) and $7,988 million as of December 31, 2016 (the largest components of which included $2,178 million of securities and $5,810 million of cash from OTC derivative counterparties). A portion of the aforementioned securities, for both periods, had either been sold or repledged.

Assets of $35 million and $26 million at December 31, 2017 and 2016, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Restricted cash and securities of $15 million and $10 million at December 31, 2017 and 2016, respectively, were included in “Other assets.” Additionally, assets carried at $3.5 billion and $3.3 billion at December 31, 2017 and 2016, respectively, were held in a trust established for the benefit of certain policyholders related to a reinsurance agreement with a subsidiary of Prudential Financial. Assets carried at $604 million and $605 million at December 31, 2017 and 2016, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $59 million and $89 million at December 31, 2017 and 2016, respectively. These amounts include member and activity-based stock associated with memberships in the Federal Home Loan Banks of New York and Boston.

5.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special-purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If the Company determines that it is the VIE’s primary beneficiary, it consolidates the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs.

The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

	December 31,
	2017	2016
	(in millions)
Trading account assets supporting insurance liabilities	$9	$10
Other long-term investments	0	11
Cash and cash equivalents	0	1
Other assets	0	1
Total assets of consolidated VIEs	$9	$23
Other liabilities	0	0
Total liabilities of consolidated VIEs	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $87 million and $82 million at December 31, 2017 and 2016, respectively. These investments are reflected in “Fixed maturities, available-for-sale” and “Other trading account assets, at fair value.” There are no liabilities associated with these unconsolidated VIEs on the Company’s Consolidated Statements of Financial Position.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate-related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $7,713 million and $7,159 million as of December 31, 2017 and 2016, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Balance, beginning of year	$7,771	$10,943	$10,202
Capitalization of commissions, sales and issue expenses	1,248	1,218	1,358
Amortization—Impact of assumption and experience unlocking and true-ups	(35)	243	253
Amortization—All other	(737)	(1,495)	(1,323)
Change in unrealized investment gains and losses	(208)	(9)	378
Foreign currency translation	2	(3)	(2)
Other(1)	0	(3,126)	77
Balance, end of year	$8,041	$7,771	$10,943
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DAC and the December 31, 2015 amount represents the assumed DAC. See Note 13 for additional information.

7.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

8.	VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Balance, beginning of year	$991	$1,460	$1,243
Amortization—Impact of assumption and experience unlocking and true-ups	(67)	(248)	124
Amortization—All other	(144)	(162)	(182)
Change in unrealized investment gains and losses	(461)	(117)	207
Interest	55	58	63
Foreign currency translation	1	0	(1)
Other	0	0	6
Balance, end of year	$375	$991	$1,460

The following table provides VOBA balances and the weighted average remaining expected life for the year ended December 31, 2017.

	VOBA Balance	Weighted Average Remaining Expected Life In Years
	($ in millions)
CIGNA	$223	12
The Hartford Life Business	$145	9
Gibraltar BSN Life Berhad	$7	8

The following table provides the interest accrual rates varying by acquisition for the years ended December 31.

	2017			2016			2015
CIGNA			6.40%			6.40%			6.40%
The Hartford Life Business	3.00%	to	6.17%	3.00%	to	6.17%	3.00%	to	6.17%
Gibraltar BSN Life Berhad	4.07%	to	5.51%	4.07%	to	5.51%	4.07%	to	5.51%

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2018	2019	2020	2021	2022
	(in millions)
Estimated future VOBA amortization	$74	$67	$62	$60	$53

9.	OTHER INTANGIBLES

Other intangible balances at December 31 are as follows:

	2017			2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$101	$(44)	$57	$174	$(112)	$62
Other	81	(41)	40	70	(35)	35
Total	$182	$(85)	$97	$244	$(147)	$97

Amortization expense for other intangibles was $10 million, $11 million and $22 million for the years ending December 31, 2017, 2016 and 2015, respectively. Amortization expense for other intangibles is expected to be approximately $9 million in 2018, $9 million in 2019, $6 million in 2020, $7 million in 2021 and $7 million in 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

10.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2017	2016
	(in millions)
Life insurance	$80,423	$76,608
Individual and group annuities and supplementary contracts	61,060	57,353
Other contract liabilities	10,933	10,036
Subtotal future policy benefits excluding unpaid claims and claim settlement expenses	152,416	143,997
Unpaid claims and claim settlement expenses	2,660	2,715
Total future policy benefits	$155,076	$146,712

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 6% and 7% of direct individual life insurance in force at December 31, 2017 and 2016, respectively, and 60%, 62% and 64% of direct individual life insurance premiums for 2017, 2016 and 2015, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.5% to 7.8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.2% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.0% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in “other contract liabilities” in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; and for certain individual health policies. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A PFL liability is included in “Future policy benefits” and is predominately associated with certain interest-sensitive life contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Unpaid claims and claim settlement expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 2.6% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2017	2016
	(in millions)
Individual annuities	$11,279	$11,052
Group annuities	26,354	26,502
Guaranteed investment contracts and guaranteed interest accounts	13,333	13,634
Funding agreements	4,631	4,794
Interest-sensitive life contracts	22,892	22,135
Dividend accumulation and other	18,394	17,912
Total policyholders’ account balances	$96,883	$96,029

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2017 and 2016 are $4,165 million and $3,758 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program (“FANIP”). Under this program, which has a maximum authorized amount of $15 billion of medium-term notes and $3 billion of commercial paper, Delaware statutory trusts issue short-term commercial paper and/or medium-term notes to investors that are secured by funding agreements issued to the trusts by Prudential Insurance. The outstanding commercial paper and notes have fixed or floating interest rates that range from 0.0% to 2.6% and original maturities ranging from seven days to five years. Included in the amounts at December 31, 2017 and 2016 is the medium-term note liability, which is carried at amortized cost, of $3,211 million and $3,210 million, respectively, and short-term note liability of $957 million and $550 million, respectively.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”), which at December 31, 2017 and 2016 totaled $436 million and $1,001 million, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 1.2% to 2.1% and original maturities ranging from five to seven years. For additional details on the FHLBNY program, see Note 14.

Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017		December 31, 2016
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
	($ in millions)
Annuity Contracts
Return of net deposits
Account value	$95,534	$17	$86,010	$17
Net amount at risk	$31	$0	$185	$0
Average attained age of contractholders	65 years	73 years	64 years	72 years
Minimum return or contract value
Account value	$25,686	$109,669	$24,391	$99,547
Net amount at risk	$1,755	$1,964	$2,619	$3,196
Average attained age of contractholders	69 years	66 years	69 years	65 years
Average period remaining until earliest expected annuitization	N/A	0.1 years	N/A	0.1 years
__________

(1)	Includes income and withdrawal benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31,
	2017	2016
	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$7,738	$6,828
General account value	$12,808	$11,859
Net amount at risk	$217,785	$203,645
Average attained age of contractholders	58 years	58 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2017	2016
	(in millions)
Equity funds	$70,343	$64,010
Bond funds	46,215	37,471
Money market funds	2,877	7,026
Total	$119,435	$108,507

In addition to the amounts invested in separate account investment options above, $3,941 million at December 31, 2017, and $3,761 million at December 31, 2016 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2017, 2016 and 2015, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these embedded derivatives to an affiliate that maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 13 for further information regarding the external reinsurance arrangement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Annuity	Annuity	Annuity
	(in millions)
Balance at December 31, 2014	$2,796	$385	$93	$5,077
Incurred guarantee benefits(1)	510	124	(27)	220
Paid guarantee benefits and other	(22)	(56)	(14)	0
Change in unrealized investment gains and losses(2)	(193)	(6)	0	0
Other(2)(3)	(1)	20	1	235
Balance at December 31, 2015	3,090	467	53	5,532
Incurred guarantee benefits(1)	902	74	(6)	(191)
Paid guarantee benefits	(36)	(63)	(15)	0
Change in unrealized investment gains and losses(2)	102	1	0	0
Other	0	0	0	0
Balance at December 31, 2016	4,058	479	32	5,341
Incurred guarantee benefits(1)	664	25	(1)	428
Paid guarantee benefits	(15)	(45)	(13)	0
Change in unrealized investment gains and losses	290	11	0	0
Other	0	0	0	0
Balance at December 31, 2017	$4,997	$470	$18	$5,769
__________

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	Prior period amounts are presented on a basis consistent with the current period presentation.

(3)	For 2015, includes assumed guarantees upon reinsurance agreement with PALAC. See Note 13 for additional information regarding this agreement.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Liabilities for guaranteed benefits for GMDB, GMIB, GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $0 million and $251 million as of December 31, 2017 and 2016, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2014	$848
Capitalization	7
Amortization—Impact of assumption and experience unlocking and true-ups	22
Amortization—All other	(186)
Change in unrealized gains and losses on investments	5
Other(1)	39
Balance at December 31, 2015	735
Capitalization	46
Amortization—Impact of assumption and experience unlocking and true-ups	19
Amortization—All other	(152)
Change in unrealized gains and losses on investments	(1)
Other(1)	(500)
Balance at December 31, 2016	147
Capitalization	0
Amortization—Impact of assumption and experience unlocking and true-ups	12
Amortization—All other	(11)
Change in unrealized gain and losses on investments	(2)
Other	0
Balance at December 31, 2017	$146
__________

(1)	Under reinsurance agreements with PALAC, the December 31, 2016 amount represents ceded DSI and the December 31, 2015 amount represents assumed DSI. See Note 13 for additional information.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

12.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a closed block for certain in force participating insurance policies and annuity products, along with corresponding assets used for the payment of benefits and policyholders’ dividends on these products (collectively the “Closed Block”), and ceased offering these participating products. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block division. The insurance policies and annuity contracts comprising the Closed Block are managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance (“NJDOBI”) on December 18, 2001, and Prudential Insurance is directly obligated for the insurance policies and annuity contracts in the Closed Block.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the date of demutualization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to Prudential Financial. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from Prudential Insurance’s assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income.

As of December 31, 2017 and 2016, the Company recognized a policyholder dividend obligation of $1,790 million and $1,647 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,656 million and $3,011 million at December 31, 2017 and 2016, respectively, to be paid to Closed Block policyholders unless offset by future experience, with a corresponding amount reported in AOCI.

On December 4, 2015, Prudential Insurance’s Board of Directors acted to increase the 2016 dividends payable on Closed Block policies. On December 9, 2016, Prudential Insurance’s Board of Directors approved a continuation of the dividends payable on Closed Block policies for 2017. On December 8, 2017, Prudential Insurance’s Board of Directors acted to decrease the 2018 dividends payable on Closed Block policies. These actions resulted in an increase of approximately $58 million and $32 million and a decrease of approximately $86 million in the liability for policyholders dividends recognized for the years ended December 31, 2015, 2016 and 2017, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block liabilities and Closed Block assets, are as follows:

	2017	2016
	(in millions)
Closed Block liabilities
Future policy benefits	$48,870	$49,281
Policyholders’ dividends payable	829	932
Policyholders’ dividend obligation	5,446	4,658
Policyholders’ account balances	5,146	5,204
Other Closed Block liabilities	5,070	4,262
Total Closed Block liabilities	65,361	64,337
Closed Block assets
Fixed maturities, available-for-sale, at fair value	41,043	38,696
Other trading account assets, at fair value	339	283
Equity securities, available-for-sale, at fair value	2,340	2,572
Commercial mortgage and other loans	9,017	9,437
Policy loans	4,543	4,660
Other long-term investments	3,159	3,020
Short-term investments	632	837
Total investments	61,073	59,505
Cash and cash equivalents	789	1,310
Accrued investment income	474	491
Other Closed Block assets	249	206
Total Closed Block assets	62,585	61,512
Excess of reported Closed Block liabilities over Closed Block assets	2,776	2,825
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,627	2,990
Allocated to policyholder dividend obligation	(3,656)	(3,011)
Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,747	$2,804

Information regarding the policyholder dividend obligation is as follows:

	2017	2016
	(in millions)
Balance, January 1	$4,658	$4,509
Impact from earnings allocable to policyholder dividend obligation	142	(48)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	646	197
Balance, December 31	$5,446	$4,658

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Closed Block revenues and benefits and expenses for the years ended December 31 are as follows:

	2017	2016	2015
	(in millions)
Revenues
Premiums	$2,524	$2,619	$2,668
Net investment income	2,669	2,597	2,709
Realized investment gains (losses), net	534	433	834
Other income (loss)	113	36	23
Total Closed Block revenues	5,840	5,685	6,234
Benefits and Expenses
Policyholders’ benefits	3,220	3,283	3,366
Interest credited to policyholders’ account balances	133	132	135
Dividends to policyholders	2,007	1,941	2,130
General and administrative expenses	382	402	423
Total Closed Block benefits and expenses	5,742	5,758	6,054
Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	98	(73)	180
Income tax expense (benefit)	43	(120)	136
Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$55	$47	$44
13. REINSURANCE
The Company participates in reinsurance with affiliates and third parties primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, and to acquire or dispose of businesses. The Company also uses reinsurance with affiliates as part of its risk management and capital management strategies for certain of its variable annuity optional living benefit features.

Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re, as discussed below. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC as applicable.

Effective December 31, 2015, the Company entered into an agreement to assume the majority of the New York business from PALAC, a subsidiary of Prudential Financial. Concurrently, PALAC surrendered its New York license.

Effective April 1, 2015, the Company entered into an agreement with Union Hamilton Reinsurance, Ltd. (“Union Hamilton”) an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 are not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.

In January 2013, the Company acquired the Hartford Life Business through reinsurance transactions with three subsidiaries of Hartford Financial Services Group, Inc. (“Hartford Financial”). Under the related agreements, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of the Company’s counterparties to these reinsurance arrangements. There is no impact to the terms, rights or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Consolidated Statements of Financial Position.

From 2005 through March 31, 2016, the Company maintained various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its variable annuities.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company is authorized and has historically retained up to $30 million per life, but reduced its operating retention limit to $20 million per life in 2013. Retention in excess of the operating limit is on an exception basis.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd. (“Prudential of Japan”), Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen I Reasekuracji Spolka Akcyjna, The Prudential Gibraltar Financial Life Insurance Co. Ltd. (“PGFL”), Prudential Annuities Life Assurance Corporation (“PALAC”), Prudential Seguros Mexico, S.A., Pramerica Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd. The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income and policyholders’ benefits for the years ended December 31, were as follows:

	2017	2016	2015
	(in millions)
Direct premiums	$16,012	$15,239	$14,176
Reinsurance assumed	5,109	4,677	4,200
Reinsurance ceded	(1,768)	(2,553)	(1,642)
Premiums	$19,353	$17,363	$16,734

Direct policy charges and fee income	$3,441	$3,926	$3,927
Reinsurance assumed	1,218	1,287	1,180
Reinsurance ceded	(2,043)	(1,520)	(331)
Policy charges and fee income	$2,616	$3,693	$4,776

Direct policyholders’ benefits	$19,744	$19,714	$17,350
Reinsurance assumed	5,933	5,504	4,985
Reinsurance ceded	(2,692)	(2,975)	(1,716)
Policyholders’ benefits	$22,985	$22,243	$20,619

Reinsurance recoverables at December 31, were as follows:

	2017	2016
	(in millions)
PALAC	$8,449	$7,799
Prudential of Taiwan	1,410	1,250
Prudential of Japan	173	152
PGFL	62	56
Other affiliates	4	3
Unaffiliated(1)	5,079	4,138
Total reinsurance recoverables	$15,177	$13,398
__________

(1)
Includes $2,145 million and $682 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2017, respectively. Includes $2,049 million and $656 million related to the acquisition of the Hartford Life Business and the retirement business of CIGNA at December 31, 2016, respectively. The Company has also recorded reinsurance payables related to the Hartford Life Business of $1,301 million and $1,205 million at December 31, 2017 and 2016, respectively. Also included is $13 million and $0 million of reinsurance recoverables at December 31, 2017 and 2016, respectively, established under the reinsurance agreement with Union Hamilton related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Financial Position at December 31, were as follows:

	2017		2016
	Assumed	Ceded	Assumed	Ceded
	(in millions)
Policy loans	$445	$0	$394	$0
Deferred policy acquisition costs	1,928	(3,842)	1,729	(3,627)
Reinsurance recoverables - affiliated(1)	236	9,757	209	8,959
Other assets	39	(593)	37	(562)
Future policy benefits	14,191	0	11,799	0
Policyholders’ account balances	1,001	0	675	0
Reinsurance payables - affiliated	94	4	105	4
Other liabilities	0	0	0	(48)
__________

(1)	Primarily represents the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Affiliated reinsurance assumed and ceded amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2017		2016		2015
	Assumed	Ceded	Assumed	Ceded	Assumed		Ceded
	(in millions)
Premiums	$3,017	$(70)	$2,625	$(898)	$2,063		$(100)
Policy charges and fee income	42	(1,632)	29	(1,154)	0	0	0
Net investment income	19	0	16	0	14	0	0
Asset management and service fees	10	(293)	10	(205)	0	0	0
Realized investment gains (losses), net(1)	25	(555)	32	(533)	(84)	0	(745)
Policyholders’ benefits	2,710	(65)	2,404	(574)	1,880	0	(24)
Interest credited to policyholders’ account balances	13	(24)	9	1	2	0	0
Amortization of deferred policy acquisition costs	309	(30)	265	210	244	0	0
General and administrative expenses	78	(699)	67	(501)	32	0	(9)
__________

(1)	Represents the change in fair values of the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits.

Excluding the reinsurance recoverable associated with the acquisition of the Hartford Life Business, the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2017. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies. If deemed necessary, the Company would secure collateral in the form of a trust, letter of credit, or funds withheld arrangement to ensure collectability; otherwise, an allowance for uncollectible reinsurance would be recorded. Under the Company’s longevity reinsurance transactions, the Company has secured collateral from its counterparties to minimize counterparty default risk.

14.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

The table below presents the Company’s short-term debt at December 31, for the years indicated as follows:

	2017	2016
	($ in millions)
Commercial paper	$500	$525
Other notes payable(1)	581	70
Current portion of long-term debt(2)	69	179
Total short-term debt	$1,150	$774
Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$227	$252
Daily average commercial paper outstanding	$856	$776
Weighted average maturity of outstanding commercial paper, in days	24	23
Weighted average interest rate on outstanding short-term debt(3)	1.54%	0.47%
__________

(1)
Includes notes due to related parties of $581 million and $70 million at December 31, 2017 and 2016, respectively. $71 million and $55 million of the related party notes are denominated in foreign currency at December 31, 2017 and 2016, respectively.

(2)
Includes notes due to related parties of $69 million and $106 million at December 31, 2017 and 2016, respectively. The related party notes payable have interest rates varying from 2.70% to 14.85% in 2017. The related party notes include $69 million and $4 million of notes denominated in foreign currency at December 31, 2017 and 2016, respectively.

(3)	Excludes the current portion of long-term debt.

At December 31, 2017 and 2016, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings generally have served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the NJDOBI. Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the FHLBNY. Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if any of Prudential Insurance’s financial strength ratings decline below A-/A3/A- Negative by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $49 million and $78 million as of December 31, 2017 and 2016, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2016, the 5% limitation equates to a maximum amount of pledged assets of $6.2 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.3 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2017, Prudential Insurance had pledged assets with a fair value of $814 million supporting outstanding funding agreements totaling $436 million, which are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance, but not pledged, amounted to $6.9 billion as of December 31, 2017. Prudential Insurance had no advances outstanding under the FHLBNY facility as of December 31, 2017.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of Prudential Insurance, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity date of the obligation. All FHLBB stock purchased by PRIAC is classified as restricted general account investments within “Other long-term investments”, and the carrying value of these investments was $10 million as of December 31, 2017 and 2016. As of December 31, 2017, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $231 million as of December 31, 2017.

Credit Facilities

As of December 31, 2017, the Company maintained a syndicated, unsecured committed credit facility as described below.

Borrower	Original Term	Expiration Date	Capacity	Amount Outstanding
			($ in millions)
Prudential Financial and Prudential Funding	5 years	July 2022	$4,000	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In July 2017, the Company amended and restated its $4.0 billion five-year credit facility that has both Prudential Financial and Prudential Funding as borrowers and a syndicate of financial institutions as lenders, extending the term of the facility to July 2022. The credit facility contains customary representations and warranties, covenants and events of default and borrowings are not contingent on the borrowers’ credit ratings nor subject to material adverse change clauses. Borrowings under this facility are conditioned on the continued satisfaction of customary conditions, including Prudential Financial’s maintenance of consolidated net worth of at least $20.958 billion, which is calculated as U.S. GAAP equity, excluding AOCI, equity of noncontrolling interests and equity attributable to the Closed Block. The Company expects that it may borrow under the facility from time to time to fund its working capital needs. In addition, amounts under this credit facility may be drawn in the form of standby letters of credit that can be used to meet the Company’s operating needs.

Borrowings under this credit facility may be used for general corporate purposes. As of December 31, 2017, the Company was in compliance with the covenants under this credit facility.

In addition to the above credit facility, the Company had access to $755 million of certain other lines of credit at December 31, 2017, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants, and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2017, $462 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

The table below presents the Company’s long-term debt at December 31, for the years indicated as follows:

	Maturity Dates	Rate(1)	2017	2016
			($ in millions)
Fixed-rate notes:
Surplus notes(2)	2019-2047	3.20%-8.30%	$7,239	$6,795
Surplus notes subject to set-off arrangements(3)	2021-2037	2.55%-5.42%	7,387	6,303
Senior notes(4)	2018-2027	0.37%-14.85%	195	267
Mortgage debt(5)	2019-2027	0.89%-3.85%	226	177
Floating-rate notes:
Surplus notes(6)			0	999
Surplus notes subject to set-off arrangements	2024-2037	2.25%-2.95%	2,100	1,456
Mortgage debt(7)	2019-2025	0.26%-4.07%	573	409
Subtotal			17,720	16,406
Less: assets under set-off arrangements(8)			9,487	7,759
Total long-term debt			$8,233	$8,647
__________

(1)	Ranges of interest rates are for the year ended December 31, 2017.

(2)
Fixed-rate surplus notes at December 31, 2017 and 2016 include $6,399 million and $5,956 million, respectively, due to a related party. Maturities of these notes range from 2024 through 2047. The interest rates ranged from 3.20% to 8.30% in 2017.

(3)
Fixed-rate surplus notes subject to set-off arrangements at December 31, 2017 and 2016 include $2,200 million due to a related party. Maturities of these notes range from 2027 through 2034. The interest rate ranged from 2.55% to 5.42% in 2017.

(4)
Fixed-rate senior notes at December 31, 2017 and 2016 include $22 million and $94 million, respectively, due to related parties. Maturities of these notes range from 2018 through 2027 and interest rates ranged from 0.37% to 14.85% in 2017. These related party notes included $20 million and $27 million at December 31, 2017 and 2016, respectively, of notes which were denominated in foreign currency.

(5)	Includes $107 million and $82 million of debt denominated in foreign currency at December 31, 2017 and 2016, respectively.

(6)	Floating-rate surplus notes at December 31, 2017 and 2016 include $0 million and $500 million due to a related party, respectively.

(7)	Includes $245 million and $221 million of debt denominated in foreign currency at December 31, 2017 and 2016, respectively.

(8)
Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, resulting from an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements. These assets include available-for-sale securities that are valued at market and held-to-maturity securities that are valued at book value.

At December 31, 2017 and 2016, the Company was in compliance with all debt covenants related to the borrowings in the table above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table presents the contractual maturities of the Company’s long-term debt as of December 31, 2017:

	Calendar Year
	2019	2020	2021	2022	2022 and thereafter	Total
	(in millions)
Long-term debt	$621	$119	$163	$85	$7,245	$8,233

Surplus Notes

As of December 31, 2017 and 2016, $840 million of fixed-rate surplus notes were outstanding to non-affiliates, respectively. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the NJDOBI. The NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2017 and 2016, the Company met these statutory capital requirements.

The Company’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning on September 18, 2014. The initial exchange rate for the surplus notes was 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes. This was equivalent to 5.1 million shares and an initial exchange price per share of Common Stock of $98.78. The exchange rate is subject to customary anti-dilution adjustments and is accordingly revalued during the fourth quarter of each year. As of December 31, 2017, the exchange rate is 11.7643 shares of Common Stock per each $1,000 principal amount of surplus notes. This is equivalent to 5.88 million shares and an exchange price per share of Common Stock of $85.00. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014, to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. As of December 31, 2017, this reduction value is $45.79 per $1,000 principal amount of surplus notes. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special-purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting the non-economic portion of the statutory reserve required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The non-economic portion of the statutory reserve equals the difference between the statutory reserve required under Regulation XXX and the amount the Company considers necessary to maintain solvency for moderately adverse experience. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2017, an aggregate of $1.75 billion of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In December 2013, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $3.5 billion, but can be increased to a maximum potential size of $4.5 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $2.88 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with external counterparties, pursuant to which the captive agreed to issue and sell a surplus note with a ten-year term in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In December 2017, the Company increased the maximum potential size of the facility to $2.4 billion, of which $650 million has a twenty-year term. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $2.10 billion of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Another captive reinsurance subsidiary maintains a financing facility with external counterparties, pursuant to which the captive has outstanding $2.5 billion in principal amount of surplus notes and received in return an equal principal amount of credit-linked notes issued by a special-purpose affiliate. In November 2017, we repaid $500 million of senior notes issued by a special purpose affiliate and held by one of the external counterparties. The remaining term of the financing is seventeen years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX. The captive can redeem the credit-linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. External counterparties have agreed to fund any such credit-linked notes payments in an amount of up to $2.2 billion, and the remaining $300 million is supported by collateral held by the affiliate. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliate to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse one of the external counterparties for any payments under the credit-linked notes funded by it in an amount of up to $1 billion.

In March 2017, a captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note for the financing of non-economic reserves required under Guideline AXXX. The current financing capacity available under the facility is $1.0 billion. The captive receives in exchange for the surplus note one or more credit-linked notes issued by a special-purpose affiliate in an aggregate principal amount equal to the surplus note. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has no reimbursement obligations to the external counterparties under this facility. As of December 31, 2017, an aggregate of $560 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

As of December 31, 2017, captive reinsurance subsidiaries had a total outstanding $6.40 billion of fixed-rate surplus notes to affiliates and $0 million of floating-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

In September 2017, the Company redeemed $500 million of surplus notes that had been issued in 2007 by a captive reinsurance subsidiary to external counterparties to finance non-economic reserves required under Guideline AXXX.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In February 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain external counterparties and a special-purpose company affiliate, pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to the affiliate up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit-linked notes. Upon issuance, PLIC would hold any credit-linked notes as assets to finance future statutory surplus needs within PLIC. As of December 31, 2017, there were no surplus notes outstanding under the facility.

Other

Funding Agreement Notes Issuance Program. The Company maintains a FANIP in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and are not included in the foregoing table. See Note 10 for further discussion of these obligations.

Mortgage Debt. As of December 31, 2017, the Company’s subsidiaries had mortgage debt of $799 million that has recourse only to real estate property held for investment by those subsidiaries. This represents an increase of $140 million from December 31, 2016, due to new borrowings in 2017 of $226 million and foreign exchange fluctuations of $28 million, offset by $73 million of maturities and $41 million of prepayment activity.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $2.0 million, $3.0 million and $3.6 million for the years ended December 31, 2017, 2016 and 2015, respectively. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $822 million, $743 million and $722 million for the years ended December 31, 2017, 2016 and 2015, respectively. Interest expense related to affiliated debt was $433 million, $419 million and $404 million for the years ended December 31, 2017, 2016 and 2015, respectively. “Due to parent and affiliates” included $49 million and $45 million associated with the affiliated long-term interest payable at December 31, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

15.	EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to The Prudential Insurance Company of America” for the years ended December 31 are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to The Prudential Insurance Company of America
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2014	$51	$4,804	$(2,043)	$2,812
Change in OCI before reclassifications	(88)	(3,599)	(429)	(4,116)
Amounts reclassified from AOCI	19	(958)	185	(754)
Income tax benefit (expense)	15	1,548	85	1,648
Balance, December 31, 2015	(3)	1,795	(2,202)	(410)
Change in OCI before reclassifications	(58)	2,506	(349)	2,099
Amounts reclassified from AOCI	14	(481)	200	(267)
Income tax benefit (expense)	10	(632)	48	(574)
Balance, December 31, 2016	(37)	3,188	(2,303)	848
Change in OCI before reclassifications	62	4,454	(16)	4,500
Amounts reclassified from AOCI	3	(648)	198	(447)
Income tax benefit (expense)	(16)	(1,135)	(151)	(1,302)
Balance, December 31, 2017	$12	$5,859	$(2,272)	$3,599
__________

(1)	Includes cash flow hedges of $(15) million, $1,287 million and $1,151 million as of December 31, 2017, 2016 and 2015, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,			Affected line item in Consolidated Statements of Operations
	2017	2016	2015
	(in millions)
Amounts reclassified from AOCI(1)(2):
Foreign currency translation adjustment:
Foreign currency translation adjustment	$(5)	$(14)	$(10)	Realized investment gains (losses), net
Foreign currency translation adjustment	2	0	(9)	Other income
Total foreign currency translation adjustment	(3)	(14)	(19)
Net unrealized investment gains (losses):
Cash flow hedges—Interest Rate	(2)	(3)	(4)	(3)
Cash flow hedges—Currency/Interest rate	(23)	445	259	(3)
Net unrealized investment gains (losses) on available-for-sale securities	673	39	703
Total net unrealized investment gains (losses)	648	481	958	(4)
Amortization of defined benefit items:
Prior service cost	2	4	7	(5)
Actuarial gain (loss)	(200)	(204)	(192)	(5)
Total amortization of defined benefit items	(198)	(200)	(185)
Total reclassifications for the period	$447	$267	$754
__________

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 21 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2014	$253	$(6)	$2	$(32)	$(81)	$136
Net investment gains (losses) on investments arising during the period	(6)				2	(4)
Reclassification adjustment for (gains) losses included in net income	(85)				29	(56)
Reclassification adjustment for OTTI losses excluded from net income(1)	(6)				2	(4)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		12			(4)	8
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			11		(4)	7
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2015	156	6	13	(31)	(56)	88
Net investment gains (losses) on investments arising during the period	87				(27)	60
Reclassification adjustment for (gains) losses included in net income	6				(2)	4
Reclassification adjustment for OTTI losses excluded from net income(1)	(15)				5	(10)
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(9)			3	(6)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(20)		7	(13)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(16)	6	(10)
Balance, December 31, 2016	234	(3)	(7)	(47)	(64)	113
Net investment gains (losses) on investments arising during the period	73				(22)	51
Reclassification adjustment for (gains) losses included in net income	(61)				18	(43)
Reclassification adjustment for OTTI losses excluded from net income(1)	(1)				0	(1)
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		2			(1)	1
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			9		(3)	6
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1	0	1
Balance, December 31, 2017	$245	$(1)	$2	$(46)	$(72)	$128
__________

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC, DSI, VOBA and Reinsurance Recoverables	Future Policy Benefits, Policyholders’ Account Balances and Reinsurance Payables	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2014	$13,655	$(607)	$(1,078)	$(5,022)	$(2,280)	$4,668
Net investment gains (losses) on investments arising during the period	(6,606)				2,272	(4,334)
Reclassification adjustment for (gains) losses included in net income	(873)				300	(573)
Reclassification adjustment for OTTI losses excluded from net income(2)	6				(2)	4
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		578			(202)	376
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			173		(61)	112
Impact of net unrealized investment (gains) losses on policyholders’ dividends				2,237	(783)	1,454
Balance, December 31, 2015	6,182	(29)	(905)	(2,785)	(756)	1,707
Net investment gains (losses) on investments arising during the period	2,246				(695)	1,551
Reclassification adjustment for (gains) losses included in net income	(487)				151	(336)
Reclassification adjustment for OTTI losses excluded from net income(2)	15				(5)	10
Impact of net unrealized investment (gains) losses on DAC, DSI and VOBA		(90)			32	(58)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			489		(170)	319
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(181)	63	(118)
Balance, December 31, 2016	7,956	(119)	(416)	(2,966)	(1,380)	3,075
Net investment gains (losses) on investments arising during the period	5,696				(1,709)	3,987
Reclassification adjustment for (gains) losses included in net income	(587)				175	(412)
Reclassification adjustment for OTTI losses excluded from net income(2)	1				0	1
Impact of net unrealized investment (gains) losses on DAC, DSI, VOBA and reinsurance recoverables		(522)			164	(358)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders’ account balances and reinsurance payables			(152)		53	(99)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(653)	190	(463)
Balance, December 31, 2017	$13,066	$(641)	$(568)	$(3,619)	$(2,507)	$5,731
__________

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2017, Prudential Insurance’s unassigned surplus was $8,450 million, and it recorded applicable

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

adjustments for cumulative unrealized investment gains of $726 million. Prudential Insurance must give prior notification to the NJDOBI of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory capital and surplus as of the preceding December 31 ($9,948 million as of December 31, 2017) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31 ($505 million for the year ended December 31, 2017), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay an ordinary dividend of up to $995 million after June 28, 2018, without prior approval of the NJDOBI.

The laws regulating dividends of Prudential Insurance’s insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(217) million, $5,214 million and $5,253 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory capital and surplus of Prudential Insurance amounted to $9,948 million and $11,174 million at December 31, 2017 and 2016, respectively.

The risk-based capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2017, Prudential Insurance had TAC levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

Prudential Insurance and its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements, and none utilized prescribed or permitted practices that vary materially from the practices prescribed by the NAIC or equivalent regulatory bodies for results reported as of December 31, 2017 and 2016, respectively, or for the years ended December 31, 2017, 2016 and 2015, respectively.

16.	STOCK-BASED COMPENSATION

In 2017 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2017, 2016 and 2015, include allocated costs of $2 million, $5 million and $6 million, respectively, associated with employee stock options and $102 million, $79 million and $63 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

17.	EMPLOYEE BENEFIT PLANS
Pension and Other Postretirement Plans
The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2017 and 2016 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2017	2016	2017	2016
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(11,309)	$(10,803)	$(2,049)	$(2,129)
Service cost	(208)	(186)	(18)	(16)
Interest cost	(462)	(479)	(81)	(90)
Plan participants’ contributions	0	0	(30)	(31)
Medicare Part D subsidy receipts	0	0	(9)	(10)
Amendments	0	0	(9)	0
Actuarial gains (losses), net	(733)	(491)	70	48
Settlements	25	0	0	0
Special termination benefits	(4)	0	0	0
Benefits paid	652	611	171	180
Foreign currency changes and other	(24)	39	(2)	(1)
Benefit obligation at end of period	$(12,063)	$(11,309)	$(1,957)	$(2,049)
Change in plan assets
Fair value of plan assets at beginning of period	$12,601	$12,297	$1,527	$1,584
Actual return on plan assets	1,324	876	212	82
Employer contributions	117	101	9	10
Plan participants’ contributions	0	0	30	31
Disbursement for settlements	(25)	0	0	0
Benefits paid	(652)	(611)	(171)	(180)
Foreign currency changes and other	33	(62)	0	0
Fair value of plan assets at end of period	$13,398	$12,601	$1,607	$1,527
Funded status at end of period	$1,335	$1,292	$(350)	$(522)
Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,634	$2,528	$0	$0
Accrued benefit liability	(1,299)	(1,236)	(350)	(545)
Net amount recognized	$1,335	$1,292	$(350)	$(545)
Items recorded in “Accumulated other comprehensive income (loss)” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(4)	(6)	10	1
Net actuarial loss	3,090	3,069	333	547
Net amount not recognized	$3,086	$3,063	$343	$548
Accumulated benefit obligation	$(11,443)	$(10,717)	$(1,957)	$(2,049)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,253 million and $1,197 million benefit obligation at December 31, 2017 and 2016, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company did not make any discretionary payments to the trust in 2017 and 2016. As of December 31, 2017 and 2016, the assets in the trust had a carrying value of $881 million and $829 million, respectively.
Pension benefits for foreign plans comprised 2% of the ending benefit obligation for both 2017 and 2016. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2017 and 2016. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2017	2016
	(in millions)
Projected benefit obligation	$1,299	$1,236
Fair value of plan assets	$0	$0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2017	2016
	(in millions)
Accumulated benefit obligation	$1,139	$1,074
Fair value of plan assets	$0	$0

There were no purchases of annuity contracts in 2017 and 2016 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million and $19 million as of December 31, 2017 and 2016, respectively.
Components of Net Periodic Benefit Cost
The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S equities, international equities, real estate and other assets are recognized over a five year period. However, the fair value for fixed maturity assets (including short-term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2017	2016	2015	2017	2016	2015
	(in millions)
Service cost	$208	$186	$186	$18	$16	$18
Interest cost	462	479	451	81	90	84
Expected return on plan assets	(779)	(751)	(772)	(102)	(105)	(115)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	(2)	0	(2)	(5)
Amortization of actuarial (gain) loss, net	165	163	154	35	41	38
Settlements	4	0	0	0	0	0
Special termination benefits(1)	4	0	2	0	0	0
Net periodic (benefit) cost	$62	$75	$19	$32	$40	$20
__________

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income
The benefit obligation is based upon actuarial assumptions such as discount, termination, retirement, mortality and salary growth rates. Changes at year-end in these actuarial assumptions, along with experience changes based on updated participant census data are deferred in AOCI. Plan assets generate actuarial gains and losses when actual returns on plan assets differ from expected returns on plan assets, and these differences are also deferred in AOCI. The cumulative deferred gain (loss) within AOCI is amortized into earnings if it exceeds 10% of the greater of the benefit obligation or plan assets at the beginning of the year, and the amortization period is based upon the actuarially calculated expected future years of service for a given plan.

The amounts recorded in AOCI as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in OCI are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2014	$0	$(9)	$2,649	$0	$(8)	$586
Amortization for the period	0	2	(154)	0	5	(38)
Deferrals for the period	0	0	366	0	2	66
Impact of foreign currency changes and other	0	(1)	(1)	0	0	(3)
Balance, December 31, 2015	0	(8)	2,860	0	(1)	611
Amortization for the period	0	2	(163)	0	2	(41)
Deferrals for the period	0	0	366	0	0	(25)
Impact of foreign currency changes and other	0	0	6	0	0	2
Balance, December 31, 2016	0	(6)	3,069	0	1	547
Amortization for the period	0	2	(165)	0	0	(35)
Deferrals for the period	0	0	188	0	9	(180)
Impact of foreign currency changes and other	0	0	(2)	0	0	1
Balance, December 31, 2017	$0	$(4)	$3,090	$0	$10	$333

The amounts included in AOCI expected to be recognized as components of net periodic (benefit) cost in 2018 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(2)	$1
Amortization of actuarial (gain) loss, net	182	17
Total	$180	$18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2017	2016	2015	2017	2016	2015
Weighted average assumptions
Discount rate (beginning of period)	4.15%	4.50%	4.10%	4.05%	4.35%	3.95%
Discount rate (end of period)	3.65%	4.15%	4.50%	3.60%	4.05%	4.35%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.25%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	6.60%	7.00%	6.66%
Health care cost trend rates (end of period)	N/A	N/A	N/A	6.20%	6.60%	7.00%
For 2017, 2016 and 2015, the ultimate health care cost trend rate after gradual decrease until: 2021, 2021, 2019, (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2017, 2016 and 2015, the ultimate health care cost trend rate after gradual decrease until: 2024, 2021, 2021 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2017 and December 31, 2016 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2017 portfolio is selected from a compilation of approximately 650 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2017 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2016. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2018. The expected rate of return for 2018 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	$115
One percentage point decrease
Decrease in total service and interest costs	$4
Decrease in postretirement benefit obligation	$89

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2017 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	17%	29%	66%
International Equities	2%	17%	2%	24%
Fixed Maturities	49%	66%	4%	51%
Short-term Investments	0%	15%	0%	39%
Real Estate	2%	17%	0%	0%
Other	0%	17%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2017 and December 31, 2016 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds—Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Equities—See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt—See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps—See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds)—Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral—This value is the contractual position relative to the investment of securities lending collateral.

Real Estate—The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments—Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships—The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Private equity and real estate partnerships do not provide redemption rights to their investors, and there is not a public market for these investments. The Plan’s ability to redeem its investments at the end of the partnership term will depend on the ability of the fund manager to liquidate the illiquid private equity or real estate holdings. These funds are established with expected terms ranging from seven to fifteen years, with an option to extend the liquidation period for additional terms of up to two years.

Hedge Funds—The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Hedge fund investments are structured as fund-of-funds vehicles or as direct investments in various hedge funds. The fund-of-funds vehicles are used for the purpose of making investments in a diverse portfolio of smaller hedge funds, while the direct investments allow for larger targeted investments without the additional fees inherent in a fund-of-funds structure. The hedge fund investments may be subject to initial period lock-up restrictions, under which capital must remain invested for a minimum period, ranging from one to two years. At December 31, 2017 and 2016, substantially none of the funds were in their initial lock-up period. Following the expiration of a fund’s lock-up period, redemptions are permitted quarterly, semi-annually or annually, with advance written notice from 65 to 185 days, depending on the fund. However, redemptions from hedge funds and fund-of-funds may also be restricted by a maximum redemption limitation on any redemption payment date, generally stated as a percentage of the total fund assets or total investment by the redeeming investor; payments of redemptions in excess of that “gate” amount are deferred. The Plan’s hedge fund investments include “gate” limits of 20% to 25% of the hedge fund’s net assets, depending on the fund.

Variable Life Insurance Policies—These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$552	$0	$0	$552
Common/collective trusts(1)	0	79	0	0	79
Subtotal					631
International Equities:
Pooled separate accounts(2)	0	365	0	0	365
Common/collective trusts(3)	0	314	0	0	314
United Kingdom insurance pooled funds(4)	0	56	0	0	56
Subtotal					735
Fixed Maturities:
Pooled separate accounts(5)	0	1,319	38	0	1,357
Common/collective trusts(6)	0	300	0	0	300
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	1,402	0	0	1,402
U.S. government securities (state & other)	0	556	0	0	556
Non-U.S. government securities	0	10	0	0	10
United Kingdom insurance pooled funds(7)	0	324	0	0	324
Corporate Debt:
Corporate bonds(8)	0	3,621	1	0	3,622
Asset-backed	0	5	0	0	5
Collateralized Mortgage Obligations(9)	0	492	0	0	492
Interest rate swaps (Notional amount: $1,498)	0	12	0	0	12
Other(10)	578	1	39	0	618
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,699
Short-term Investments:
Pooled separate accounts	0	56	0	0	56
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					57
Real Estate:
Pooled separate accounts(12)	0	0	714	0	714
Partnerships	0	0	0	435	435
Subtotal					1,149
Other:
Partnerships	0	0	0	706	706
Hedge funds	0	0	0	1,421	1,421
Subtotal					2,127
Total	$578	$9,466	$792	$2,562	$13,398

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$472	$0	$0	$472
Common/collective trusts(1)	0	66	0	0	66
Subtotal					538
International Equities:
Pooled separate accounts(2)	0	269	0	0	269
Common/collective trusts(3)	0	218	0	0	218
United Kingdom insurance pooled funds(4)	0	49	0	0	49
Subtotal					536
Fixed Maturities:
Pooled separate accounts(5)	0	1,247	36	0	1,283
Common/collective trusts(6)	0	226	0	0	226
U.S. government securities (federal):
Mortgage-backed	0	1	0	0	1
Other U.S. government securities	0	993	0	0	993
U.S. government securities (state & other)	0	521	0	0	521
Non-U.S. government securities	0	9	0	0	9
United Kingdom insurance pooled funds(7)	0	305	0	0	305
Corporate Debt:
Corporate bonds(8)	0	4,039	0	0	4,039
Asset-backed	0	7	0	0	7
Collateralized Mortgage Obligations(9)	0	506	0	0	506
Interest rate swaps (Notional amount: $2,595)	0	9	0	0	9
Other(10)	533	7	49	0	589
Unrealized gain (loss) on investment of securities lending collateral(11)	0	0	0	0	0
Subtotal					8,488
Short-term Investments:
Pooled separate accounts	0	55	0	0	55
United Kingdom insurance pooled funds	0	1	0	0	1
Subtotal					56
Real Estate:
Pooled separate accounts(12)	0	0	666	0	666
Partnerships	0	0	0	371	371
Subtotal					1,037
Other:
Partnerships	0	0	0	551	551
Hedge funds	0	0	0	1,395	1,395
Subtotal					1,946
Total	$533	$9,000	$751	$2,317	$12,601
__________

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.

(2)	This category invests in a large cap international equity funds whose objective is to track an index.

(3)
This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. This category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.

(5)	This category invests in bond funds, primarily highly rated private placement securities.

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

(7)	This category invests in bond funds, primarily highly rated corporate securities.

(8)	This category invests in highly rated corporate securities.

(9)	This category invests in highly rated Collateralized Mortgage Obligations.

(10)	Primarily cash and cash equivalents, short-term investments, payables and receivables, and open future contract positions (including fixed income collateral).

(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $411 million and $627 million and the liability for securities lending collateral is $411 million and $627 million for the years ended December 31, 2017 and 2016, respectively.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2017
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$36	$0	$49	$666
Actual Return on Assets:
Relating to assets still held at the reporting date	2	0	0	50
Relating to assets sold during the period	0	0	0	6
Purchases, sales and settlements	0	0	(10)	(8)
Transfers in and/or out of Level 3	0	1	0	0
Fair Value, end of period	$38	$1	$39	$714

	Year Ended December 31, 2016
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$35	$93	$607
Actual Return on Assets:
Relating to assets still held at the reporting date	1	0	61
Relating to assets sold during the period	0	0	6
Purchases, sales and settlements	0	(44)	(8)
Transfers in and/or out of Level 3(1)	0	0	0
Fair Value, end of period	$36	$49	$666

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2017
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$605	$0	$0	$605
Common trusts(2)	0	182	0	0	182
Subtotal					787
International Equities:
Variable Life Insurance Policies(3)	0	106	0	0	106
Common trusts(4)	0	110	0	0	110
Subtotal					216
Fixed Maturities:
Variable Life Insurance Policies(5)	0	163	0	0	163
Common trusts(5)	0	52	0	0	52
U.S. government securities (federal):
Other U.S. government securities	0	87	0	0	87
Corporate Debt:
Corporate bonds(6)	0	151	0	0	151
Asset-backed	0	28	0	0	28
Collateralized Mortgage Obligations(7)	0	27	2	0	29
Collateralized Loan Obligations(8)	0	28	2	0	30
Other(9)	6	0	1	0	7
Subtotal					547
Short-term Investments:
Registered investment companies	57	0	0	0	57
Subtotal					57
Total	$63	$1,539	$5	$0	$1,607

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$506	$0	$0	$506
Common trusts(2)	0	170	0	0	170
Subtotal					676
International Equities:
Variable Life Insurance Policies(3)	0	90	0	0	90
Common trusts(4)	0	96	0	0	96
Subtotal					186
Fixed Maturities:
Variable Life Insurance Policies(5)	0	157	0	0	157
Common trusts(5)	0	59	0	0	59
U.S. government securities (federal):
Mortgage-backed	0	0	0	0	0
Other U.S. government securities	0	78	0	0	78
Non-U.S. government securities	0	2	0	0	2
Corporate Debt:
Corporate bonds(6)	0	176	0	0	176
Asset-backed	0	48	1	0	49
Collateralized Mortgage Obligations(7)	0	22	5	0	27
Interest rate swaps (Notional amount: $271)	0	1	0	0	1
Other(9)	1	0	1	0	2
Subtotal					551
Short-term Investments:
Registered investment companies	114	0	0	0	114
Subtotal					114
Total	$115	$1,405	$7	$0	$1,527
__________

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

(2)	This category invests in U.S. equity funds, primarily large cap equities.

(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.

(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.

(5)	This category invests in U.S. government and corporate bond funds.

(6)	This category invests in highly rated corporate bonds.

(7)	This category invests in highly rated Collateralized Mortgage Obligations.

(8)	This category invests in highly rated Collateralized Loan Obligations.

(9)	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2017
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Corporate Debt - Collateralized Loan	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$0	$1
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	0
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	(3)	2	0
Transfers in and/or out of Level 3(1)	(1)	0	0	0
Fair Value, end of period	$0	$2	$2	$1

	Year Ended December 31, 2016
	Fixed Maturities - Corporate Debt - Asset-Backed	Fixed Maturities - Corporate Debt - Collateralized Mortgage	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$0	$0	$3
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	1	5	(2)
Transfers in and/or out of Level 3	0	0	0
Fair Value, end of period	$1	$5	$1
__________

(1)	The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

A summary of pension and postretirement plan asset allocation as of the year ended December 31 are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2017	2016	2017	2016
Asset Category
U.S. Equities	5%	4%	49%	44%
International Equities	5	4	13	12
Fixed Maturities	65	67	34	36
Short-term Investments	0	0	4	8
Real Estate	9	9	0	0
Other	16	16	0	0
Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefit Payments	Other Postretirement Benefit Payments	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2018	$702	$149	$10
2019	745	151	10
2020	691	153	10
2021	720	154	11
2022	748	155	11
2023-2027	3,939	761	59
Total	$7,545	$1,523	$111

The Company anticipates that it will make cash contributions in 2018 of approximately $120 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2017 and 2016 was $0 million and $20 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $74 million, $72 million and $64 million for the years ended December 31, 2017, 2016 and 2015, respectively.

18.	INCOME TAXES

The following schedule discloses significant components of income tax expense (benefit) for the years presented:

	Year Ended December 31,
	2017	2016	2015
	(in millions)
Current tax expense (benefit):
U.S.	$(341)	$(314)	$276
State and local	1	3	0
Foreign	17	10	8
Total current tax expense (benefit)	(323)	(301)	284
Deferred tax expense (benefit):
U.S.	(1,735)	63	290
State and local	0	0	0
Foreign	0	1	(1)
Total deferred tax expense (benefit)	(1,735)	64	289
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(2,058)	(237)	573
Income tax expense (benefit) on equity in earnings of operating joint ventures	(2)	0	2
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	1,302	574	(1,648)
Additional paid-in capital	0	2	0
Stock-based compensation programs	(1)	(11)	(10)
Total income taxes	$(759)	$328	$(1,083)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)

The differences between income taxes expected at the U.S. federal statutory income tax rate of 35% and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Expected federal income tax expense	$653	$173	$985
Non-taxable investment income	(298)	(279)	(275)
Low income housing and other tax credits	(91)	(98)	(102)
Domestic production activity deduction, net	(11)	(20)	0
Prior year audit true-up	22	(14)	(18)
Changes in tax law	(2,283)	0	0
Other	(50)	1	(17)
Reported income tax expense (benefit)	$(2,058)	$(237)	$573
Effective tax rate	(110.4)%	(48.1)%	20.4%

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income before income taxes and equity in earnings of operating joint ventures”. The Company’s effective tax rate for fiscal years 2017, 2016, and 2015 was -110.4%, -48.1%, and 20.4%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $2,283 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax benefit was primarily comprised of the following components:

•	$2,323 million tax benefit from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%;

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Offset by:

•
$32 million tax expense from the adoption of a modified territorial international tax system which required the Company to eliminate net deferred tax assets related to undistributed foreign earnings and to adjust certain international net deferred tax liabilities from 35% down to their lower local rates; and

•	$8 million tax expense related to the one-time toll tax on the undistributed, non-previously taxed post-1986 foreign earnings as part of the transition to the territorial system.

As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $233 million of the total $298 million of 2017 non-taxable investment income, $216 million of the total $279 million of 2016 non-taxable investment income, and $239 million of the total $275 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Low-Income Housing and Other Tax Credits. These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely make such investments that generate a tax credit which reduces the Company’s effective tax rate.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2017	2016
	(in millions)
Deferred tax assets:
Policyholders’ dividends	$1,260	$1,850
Insurance reserves	0	0
Employee benefits	61	170
Deferred tax assets before valuation allowance	1,321	2,020
Valuation allowance	(4)	(4)
Deferred tax assets after valuation allowance	1,317	2,016
Deferred tax liabilities:
Net unrealized investment gains including cash flow hedges	2,668	2,694
Deferred policy acquisition costs	871	1,377
Insurance reserves	569	1,086
Investments	633	509
Value of business acquired	79	346
Other	83	22
Deferred tax liabilities	4,903	6,034
Net deferred tax liability	$(3,586)	$(4,018)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets as follows:

	As of December 31,
	2017	2016
	(in millions)
Valuation allowance related to foreign operations deferred tax assets	$4	$4

The Company has no tax attribute carryforwards as of December 31, 2017 and 2016.

Consistent with the Tax Act of 2017, the Company provides U.S. income tax for all unremitted earnings of the Company’s foreign affiliates. For certain foreign affiliates organized in withholding tax jurisdictions, the Company considers the unremitted foreign earnings of those affiliates to be indefinitely reinvested, and therefore does not provide for the withholding tax when calculating its current and deferred tax obligations. For certain other foreign affiliates organized in withholding tax jurisdictions, the Company does not consider unremitted earnings indefinitely reinvested, and therefore provides for foreign withholding tax when calculating its current and deferred tax obligations. The following table summarizes the Company’s indefinite reinvestment assertions for jurisdictions in which the Company operates that impose a withholding tax on dividends:

Unremitted earnings are indefinitely reinvested	Unremitted earnings are not indefinitely reinvested
in China	in Taiwan

Tax Audit and Unrecognized Tax Benefits

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2017	2016	2015
	(in millions)
Balance at January 1,	$26	$6	$6
Increases in unrecognized tax benefits—prior years	11	10	0
(Decreases) in unrecognized tax benefits—prior years	(5)	0	0
Increases in unrecognized tax benefits—current year	14	10	0
(Decreases) in unrecognized tax benefits—current year	0	0	0
Settlements with taxing authorities	(1)	0	0
Balance at December 31,	$45	$26	$6
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$45	$26	$6

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	2017	2016	2015
	(in millions)
Interest and penalties recognized in the Consolidated Statements of Operations	$1	$0	$0

	2017	2016
	(in millions)
Interest and penalties recognized in liabilities in the Consolidated Statements of Financial Position	$0	$0

Listed below are the tax years that remain subject to examination, by major tax jurisdiction, as of December 31, 2017:

Major Tax Jurisdiction	Open Tax Years
United States	2014-2016

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

19.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement––Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner and embedded derivatives resulting from certain products with guaranteed benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level––The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$14,871	$47	$	$14,918
Obligations of U.S. states and their political subdivisions	0	9,728	5		9,733
Foreign government bonds	0	4,285	26		4,311
U.S. corporate public securities	0	69,508	17		69,525
U.S. corporate private securities(2)	0	23,534	1,769		25,303
Foreign corporate public securities	0	14,252	32		14,284
Foreign corporate private securities	0	20,637	596		21,233
Asset-backed securities(3)	0	5,370	5,542		10,912
Commercial mortgage-backed securities	0	11,926	13		11,939
Residential mortgage-backed securities	0	2,525	3		2,528
Subtotal	0	176,636	8,050		184,686
Trading account assets(4):
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	208	0		208
Foreign government bonds	0	126	223		349
Corporate securities	0	15,001	495		15,496
Asset-backed securities(3)	0	671	726		1,397
Commercial mortgage-backed securities	0	2,311	0		2,311
Residential mortgage-backed securities	0	965	1		966
Equity securities	73	1	254		328
All other(5)	28	15,285	7	(13,195)	2,125
Subtotal	101	34,610	1,706	(13,195)	23,222
Equity securities, available-for-sale	2,793	540	96		3,429
Other long-term investments(6)	13	2	1	12	28
Short-term investments	1,529	1,394	7		2,930
Cash equivalents	619	4,348	0		4,967
Other assets	0	1	0		1
Reinsurance recoverables - affiliated	0	0	4,973		4,973
Reinsurance recoverables - unaffiliated	0	0	13		13
Due from parent and affiliates	0	2,629	100		2,729
Separate account assets(7)(8)	41,761	195,699	2,122		239,582
Total assets	$46,816	$415,859	$17,068	$(13,183)	$466,560
Future policy benefits(9)	$0	$0	$5,768	$	$5,768
Other liabilities	1	5,942	50	(5,307)	686
Due to parent and affiliates	0	7,524	0	(6,596)	928
Total liabilities	$1	$13,466	$5,818	$(11,903)	$7,382

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,695	$0	$	$12,695
Obligations of U.S. states and their political subdivisions	0	9,014	5		9,019
Foreign government bonds	0	3,865	2		3,867
U.S. corporate public securities	0	61,453	179		61,632
U.S. corporate private securities(2)	0	23,551	1,148		24,699
Foreign corporate public securities	0	13,603	20		13,623
Foreign corporate private securities	0	17,803	384		18,187
Asset-backed securities(3)	0	6,664	3,852		10,516
Commercial mortgage-backed securities	0	11,535	13		11,548
Residential mortgage-backed securities	0	3,127	65		3,192
Subtotal	0	163,310	5,668		168,978
Trading account assets:(4)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42	0		42
Obligations of U.S. states and their political subdivisions	0	194	0		194
Foreign government bonds	0	129	227		356
Corporate securities	0	14,679	154		14,833
Asset-backed securities(3)	0	1,061	299		1,360
Commercial mortgage-backed securities	0	2,052	0		2,052
Residential mortgage-backed securities	0	1,149	1		1,150
Equity securities	66	0	214		280
All other(5)	179	18,935	0	(16,113)	3,001
Subtotal	245	38,241	895	(16,113)	23,268
Equity securities, available-for-sale	2,983	2,623	83		5,689
Commercial mortgage and other loans	0	0	0		0
Other long-term investments(6)	21	2	6		29
Short-term investments	1,883	1,054	0		2,937
Cash equivalents	1,893	3,065	0		4,958
Other assets	0	0	0		0
Reinsurance recoverables - affiliated	0	0	4,607		4,607
Reinsurance recoverables - unaffiliated	0	0	0		0
Due from parent and affiliates	0	2,124	845		2,969
Separate account assets(7)(8)	36,184	184,600	1,849		222,633
Total assets	$43,209	$395,019	$13,953	$(16,113)	$436,068
Future policy benefits(9)	$0	$0	$5,341	$	$5,341
Other liabilities	1	6,255	22	(5,945)	333
Due to parent and affiliates	0	8,393	0	(7,359)	1,034
Total liabilities	$1	$14,648	$5,363	$(13,304)	$6,708
__________

(1)
“Netting” amounts represent cash collateral (including initial margin) and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements. These amounts were $1,280 million and $2,809 million as of December 31, 2017 and 2016, respectively.

(2)	Excludes notes with fair value of $3,860 million and $2,356 million as of December 31, 2017 and 2016, respectively, which have been offset with the associated payables under a netting agreement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

(3)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(4)	Includes “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

(5)	Level 1 represents cash equivalents and short-term investments. All other amounts primarily represent derivative assets.

(6)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of such investments were $1,545 million and $1,296 million respectively.

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate net asset value per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and other invested assets, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2017 and 2016, the fair value of such investments was $26,151 million and $25,549 million, respectively.

(8)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(9)
As of December 31, 2017, the net embedded derivative liability position of $5.8 billion includes $0.8 billion of embedded derivatives in an asset position and $6.6 billion of embedded derivatives in a liability position. As of December 31, 2016, the net embedded derivative liability position of $5.3 billion includes $1.2 billion of embedded derivatives in an asset position and $6.5 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including but not limited to observed prices and spreads for similar publicly-traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, where the Company has elected the fair value option, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Reinsurance Recoverables - Affiliated—Reinsurance recoverables carried at fair value and reflected in Level 3 primarily consist of the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. The methods and assumptions used to estimate the fair value are consistent with those described in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Inter-Bank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include mutual funds, fixed maturity securities, treasuries, equity securities, real estate and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities.”

Other Liabilities—Other liabilities include certain derivative instruments, including embedded derivatives associated with certain Policyholders’ account balances. The fair values are primarily determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from Parent and Affiliates—Due to/from parent and affiliates consist primarily of notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Future Policy Benefits—The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts offered by the Company’s Individual Annuities segment, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Transfers between Levels 1 and 2—Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. The following table presents the transfers between Level 1 and Level 2 for dates indicated below:

	Year Ended December 31,
	2017	2016
	(in millions)
Transferred from Level 1 to Level 2	$111	$86
Transferred from Level 2 to Level 1	$207	$40

 Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities—The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,148	Discounted cash flow	Discount rate	2.68%	-	22.23%	7.75%	Decrease
		Liquidation	Liquidation value	13.10%	-	25.00%	14.68%	Increase
Separate account assets-commercial mortgage loans(4)	$821	Discounted cash flow	Spread	1.08%	-	2.78%	1.20%	Decrease
Reinsurance recoverables - affiliated	$4,973	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,768	Discounted cash flow	Lapse rate(6)	1%	-	12%		Decrease
			Spread over LIBOR(7)	0.12%	-	1.10%		Decrease
			Utilization rate(8)	52%	-	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	-	14%		Decrease
			Equity volatility curve	13%	-	24%		Increase

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum			Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in millions)
Assets:
Corporate securities(2)	$1,537	Discounted cash flow	Discount rate	1.91%		-	20.00%		7.77%		Decrease
		Market comparables	EBITDA multiples(3)	4.0	X	-	4.0	X	4.0	X	Increase
		Liquidation	Liquidation value	15.19%		-	98.68%		91.12%		Increase
Separate account assets-commercial mortgage loans(4)	$971	Discounted cash flow	Spread	1.19%		-	2.90%		1.37%		Decrease
Reinsurance recoverables - affiliated	$4,607	Fair values are primarily determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(5)	$5,341	Discounted cash flow	Lapse rate(6)	0%		-	13%				Decrease
			Spread over LIBOR(7)	0.25%		-	1.50%				Decrease
			Utilization rate(8)	52%		-	96%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		-	14%				Decrease
			Equity volatility curve	16%		-	25%				Increase
__________

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company’s Consolidated Statements of Operations.

(5)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(7)
The spread over LIBOR swap curve represents the premium added to the risk-free discount rate (i.e., LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2017 and 2016, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits—The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Valuation Process for Fair Value Measurements Categorized within Level 3—The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid-ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 Assets and Liabilities––The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Fair Value, beginning of period	$0	$5	$2	$1,731	$3,930
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(87)	67
Included in other comprehensive income (loss)	0	0	2	(24)	17
Net investment income	0	0	0	12	8
Purchases	38	7	0	417	4,234
Sales	0	0	0	(134)	(524)
Issuances	0	0	0	0	0
Settlements	0	0	0	(591)	(2,511)
Other(4)	9	0	0	(31)	(2)
Transfers into Level 3(5)	0	0	36	1,328	3,478
Transfers out of Level 3(5)	0	(7)	(14)	(207)	(3,139)
Fair Value, end of period	$47	$5	$26	$2,414	$5,558
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(146)	$0

	Year Ended December 31, 2017
	Trading Account Assets
	Foreign Government	Corporate Securities	Structured Securities(2)	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$227	$154	$300	$214	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	(5)	(31)	3	23	0
Net investment income	5	3	1	0	0
Purchases	0	124	614	9	46
Sales	0	(2)	(19)	(9)	0
Issuances	0	0	0	0	0
Settlements	(4)	(119)	(351)	(4)	(39)
Other(4)	0	0	1	23	0
Transfers into Level 3(5)	0	384	600	31	0
Transfers out of Level 3(5)	0	(18)	(422)	(33)	0
Fair Value, end of period	$223	$495	$727	$254	$7
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$(5)	$(31)	$4	$38	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Equity Securities Available-For-Sale	Other Long-Term Investments	Short-term Investments	Cash Equivalents
	(in millions)
Fair Value, beginning of period	$83	$6	$0	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(2)	0	0	0
Included in other comprehensive income (loss)	4	0	0	0
Net investment income	0	0	0	2
Purchases	10	0	30	93
Sales	(4)	0	0	0
Issuances	0	0	0	0
Settlements	0	0	(23)	(99)
Other(4)	(1)	(5)	0	0
Transfers into Level 3(5)	7	0	0	4
Transfers out of Level 3(5)	(1)	0	0	0
Fair Value, end of period	$96	$1	$7	$0
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(4)	$0	$0	$0

	Year Ended December 31, 2017
	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$4,607	$0	$845
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(401)	(20)	0
Net investment income	0	0	0
Purchases	767	33	100
Sales	0	0	0
Issuances	0	0	0
Settlements	0	0	(500)
Other(4)	0	0	0
Transfers into Level 3(5)	0	0	0
Transfers out of Level 3(5)	0	0	(345)
Fair Value, end of period	$4,973	$13	$100
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(263)	$(21)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$1,849	$(5,341)	$(22)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	480	(37)
Interest credited to policyholders’ account balances	81	0	0
Net investment income	2	0	0
Purchases	1,121	0	0
Sales	(97)	0	0
Issuances	0	(907)	0
Settlements	(725)	0	4
Other(4)	0	0	5
Transfers into Level 3(5)	353	0	0
Transfers out of Level 3(5)	(462)	0	0
Fair Value, end of period	$2,122	$(5,768)	$(50)
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$314	$(37)
Interest credited to policyholders’ account balances	$78	$0	$0

	Year Ended December 31, 2016
	Fixed Maturities Available-For-Sale
	U.S. States	Foreign Government	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Fair Value, beginning of period	$6	$1	$968	$3,532
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(116)	5
Included in other comprehensive income (loss)	0	0	58	5
Net investment income	0	0	5	14
Purchases	0	0	210	3,402
Sales	0	0	(21)	(430)
Issuances	0	0	0	0
Settlements	(1)	0	(290)	(631)
Foreign currency translation	0	0	0	0
Other(1)	0	0	0	0
Transfers into Level 3(5)	0	1	1,309	1,399
Transfers out of Level 3(5)	0	0	(392)	(3,366)
Fair Value, end of period	$5	$2	$1,731	$3,930
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$(115)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Trading Account Assets
	Foreign Government	Corporate Securities	Structured Securities(2)	Equity
	(in millions)
Fair Value, beginning of period	$34	$161	$593	$184
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	(5)	(9)	(8)	14
Net investment income	1	2	2	0
Purchases	201	1	168	20
Sales	0	0	(35)	(26)
Issuances	0	0	0	0
Settlements	(4)	(41)	(114)	(5)
Other(4)	0	0	110	29
Transfers into Level 3(5)	0	151	248	28
Transfers out of Level 3(5)	0	(111)	(664)	(30)
Fair Value, end of period	$227	$154	$300	$214
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$(5)	$(10)	$(2)	$13

	Year Ended December 31, 2016
	Equity Securities Available-For-Sale	Other Long-Term Investments	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Fair Value, beginning of period	$99	$46	$4,627	$7	$330
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	50	(1)	(388)	(30)	(1)
Other income	0	0	0	0	0
Included in other comprehensive income (loss)	(60)	0	0	0	31
Net investment income	0	0	0	0	0
Purchases	67	0	722	23	1,117
Sales	(62)	0	0	0	(108)
Issuances	0	0	2	0	0
Settlements	(13)	0	(356)	0	(1,115)
Other(4)	0	(31)	0	0	(110)
Transfers into Level 3(5)	9	0	0	0	1,229
Transfers out of Level 3(5)	(7)	(8)	0	0	(528)
Fair Value, end of period	$83	$6	$4,607	$0	$845
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$(1)	$3,923	$(30)	$0
Other income	$0	$0	$0	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$1,995	$(5,532)	$(2)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1	1,034	(8)
Interest credited to policyholders’ account balances	22	0	0
Net investment income	17	0	0
Purchases	555	0	0
Sales	(141)	0	0
Issuances	0	(844)	0
Settlements	(485)	0	(6)
Foreign currency translation	0	0	0
Other(4)	0	0	(6)
Transfers into Level 3(5)	344	0	0
Transfers out of Level 3(5)	(459)	0	0
Fair Value, end of period	$1,849	$(5,341)	$(22)
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$815	$(9)
Interest credited to policyholders’ account balances	$3	$0	$0

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2015.

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	Corporate Securities(1)	Structured Securities(2)
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(94)	$18
Included in other comprehensive income (loss)	$3	$(29)
Net investment income	$10	$21
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(86)	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Trading Account Assets
	Corporate Securities	Structured Securities(2)	Equity
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	$(29)	$(7)	$(3)
Net investment income	$1	$1	$0
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Other income	$8	$(7)	$12

	Year Ended December 31, 2015
	Equity Securities Available-For-Sale	Other Long-Term Investments	Reinsurance Recoverables - Affiliated	Reinsurance Recoverables - Unaffiliated	Due from Parent and Affiliates
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$20	$(571)	$2	$(2)
Included in other comprehensive income (loss)	$6	$0	$0	$0	$(9)
Unrealized gains (losses) for assets still held(6):
Included in earnings:
Realized investment gains (losses), net	$(3)	$18	$(456)	$2	$0

	Year Ended December 31, 2015
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$275	$1
Interest credited to policyholders’ account balances	$(38)	$0	$0
Net investment income	$24	$0	$0
Unrealized gains (losses) for assets/liabilities still held(6):
Included in earnings:
Realized investment gains (losses), net	$0	$141	$1
Interest credited to policyholders’ account balances	$318	$0	$0
__________

(1)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(2)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. Prior period information has been revised to conform to current period presentation.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)	Other for the period ended December 31, 2017 and December 31, 2016 primarily represents reclassifications of certain assets between reporting categories.

(5)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(6)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives and associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Trading account assets-All Other,” “Other long-term investments” or “Other liabilities” in the tables presented above, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$16	$10,805	$0	$	$10,821
Currency	0	790	0		790
Credit	0	21	0		21
Currency/Interest Rate	0	2,281	0		2,281
Equity	0	1,284	1		1,285
Netting(1)				(13,183)	(13,183)
Total derivative assets	$16	$15,181	$1	$(13,183)	$2,015
Derivative liabilities:
Interest Rate	$1	$9,207	$3	$	$9,211
Currency	0	824	0		824
Credit	0	5	0		5
Currency/Interest Rate	0	2,217	0		2,217
Equity	0	1,214	0		1,214
Netting(1)				(11,903)	(11,903)
Total derivative liabilities	$1	$13,467	$3	$(11,903)	$1,568

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Derivative assets:
Interest Rate	$31	$11,787	$6	$	$11,824
Currency	0	2,287	0		2,287
Credit	0	1	0		1
Currency/Interest Rate	0	3,955	0		3,955
Equity	0	570	0		570
Netting(1)				(16,113)	(16,113)
Total derivative assets	$31	$18,600	$6	$(16,113)	$2,524
Derivative liabilities:
Interest Rate	$1	$10,105	$2	$	$10,108
Currency	0	2,241	0		2,241
Credit	0	8	0		8
Currency/Interest Rate	0	1,676	0		1,676
Equity	1	616	0		617
Netting(1)				(13,304)	(13,304)
Total derivative liabilities	$2	$14,646	$2	$(13,304)	$1,346
__________

(1)	“Netting” amounts represent cash collateral (including initial margin) and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Changes in Level 3 Derivative Assets and Liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2017
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Fair Value, beginning of period	$0	$4
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(7)
Purchases	0	0
Sales	0	0
Issuances	0	0
Settlements	0	0
Other (1)	1	0
Transfers into Level 3(3)	0	0
Transfers out of Level 3(3)	0	0
Fair Value, end of period	$1	$(3)
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$0	$0

	Year Ended December 31, 2016
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Fair Value, beginning of period	$30	$5
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(1)
Purchases	0	0
Sales	0	0
Issuances	0	0
Settlements	0	0
Other (2)	(30)	0
Transfers into Level 3(3)	0	0
Transfers out of Level 3(3)	0	0
Fair Value, end of period	$0	$4
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$0	$0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Net Derivative - Equity	Net Derivative - Interest Rate
	(in millions)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$19	$2
Unrealized gains (losses) for assets/liabilities still held:
Included in earnings:
Realized investment gains (losses), net	$19	$2
__________

(1)	Relates to warrants received in an asset restructuring that resulted in reclassification of reporting category.

(2)	Relates to private warrants reclassified from derivatives to trading securities.

(3)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements—The following table represents information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is evidence of impairment. Assets included in the table are those that were impaired, and therefore measured at fair value, during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3).

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Commercial mortgage loans(1):
Carrying value as of period end	$64	$47	$0
Realized investment gains (losses) net	$(2)	$(5)	$0
Cost method investments(2):
Carrying value as of period end	$141	$284	$239
Realized investment gains (losses) net	$(28)	$(85)	$(123)
__________

(1)	Commercial mortgage loans are valued based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral.

(2)
For cost method impairments, the methodologies utilized are primarily discounted cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment-related expenses.

Fair Value Option

The fair value option allows the Company to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that result from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities. Changes in fair value are reflected in "Other income" for other long-term investments.

The following table presents information regarding assets and liabilities where the fair value option has been elected.

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	$117	$52	$2

The fair value of other long-term investments was $1,545 million and $1,296 million as of December 31, 2017 and 2016, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Trading account assets	$58	$50	$0	$108	$108
Commercial mortgage and other loans	0	0	43,563	43,563	42,552
Policy loans	0	0	8,674	8,674	8,674
Other affiliated notes receivable	0	6,690	210	6,900	5,953
Short-term investments	785	16	0	801	801
Cash and cash equivalents	2,122	173	0	2,295	2,295
Accrued investment income	0	2,156	0	2,156	2,156
Reinsurance recoverables - unaffiliated	0	0	685	685	685
Reinsurance recoverables - affiliated	0	0	234	234	237
Due from parent and affiliates	0	199	0	199	199
Other assets	15	1,333	0	1,348	1,348
Total assets	$2,980	$10,617	$53,366	$66,963	$65,008
Liabilities:
Policyholders’ account balances—investment contracts	$0	$28,036	$39,597	$67,633	$66,709
Securities sold under agreements to repurchase	0	8,400	0	8,400	8,400
Cash collateral for loaned securities	0	4,336	0	4,336	4,336
Short-term debt	0	1,141	0	1,141	1,150
Long-term debt(3)	0	7,393	2,170	9,563	8,233
Reinsurance payables - unaffiliated	0	0	715	715	715
Other liabilities	0	3,768	0	3,768	3,768
Due to parent and affiliates	0	282	0	282	282
Separate account liabilities—investment contracts	0	71,335	30,490	101,825	101,825
Total liabilities	$0	$124,691	$72,972	$197,663	$195,418

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2016(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in millions)
Assets:
Trading account assets	$0	$150	$0	$150	$150
Commercial mortgage and other loans	0	0	42,495	42,495	41,269
Policy loans	0	0	8,839	8,839	8,839
Other affiliated notes receivable	0	5,754	300	6,054	5,550
Short-term investments	0	243	0	243	243
Cash and cash equivalents	825	599	0	1,424	1,424
Accrued investment income	0	2,071	0	2,071	2,071
Reinsurance recoverables - unaffiliated	0	0	658	658	658
Reinsurance recoverables - affiliated	0	0	209	209	212
Due from parent and affiliates	0	151	0	151	151
Other assets	10	945	0	955	955
Total assets	$835	$9,913	$52,501	$63,249	$61,522
Liabilities:
Policyholders’ account balances—investment contracts	$0	$36,126	$31,781	$67,907	$66,890
Securities sold under agreements to repurchase	0	7,606	0	7,606	7,606
Cash collateral for loaned securities	0	4,309	0	4,309	4,309
Short-term debt	0	704	73	777	774
Long-term debt(3)	0	7,002	2,871	9,873	8,647
Reinsurance payables - unaffiliated	0	0	696	696	696
Other liabilities	0	3,411	0	3,411	3,411
Due to parent and affiliates	0	202	0	202	202
Separate account liabilities—investment contracts	0	71,010	27,578	98,588	98,588
Total liabilities	$0	$130,370	$62,999	$193,369	$191,123
__________

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $1,755 million and $1,469 million, respectively. The carrying value of these investments were $1,535 million and $1,438 million as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(3)
As of December 31, 2017, includes notes with both fair value and carrying amount of $3,860 million. As of December 31, 2016, includes notes with both fair value and carrying amount of $2,356 million. These amounts have been offset with the associated receivables under a netting agreement.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policy Loans

The Company’s valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.
Reinsurance Recoverables and Reinsurance Payables

Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company's reinsurance arrangements.

Policyholders’ Account Balances—Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and, therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities—Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20.	RELATED PARTIES

Service Agreements—Services Provided

The Company has extensive service agreements with Prudential Financial and certain of its subsidiaries. The Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $1,033 million, $949 million and $869 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $140 million and $93 million at December 31, 2017 and 2016, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with Advanced Series Trust Investment Services, Inc. (“ASTSI”) and PGIM Investments LLC (“PGIM Investments”), whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASTSI and PGIM Investments related to this agreement was $323 million, $295 million and $347 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $31 million, $29 million and $29 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset management and service fees” in the Consolidated Statements of Operations.

Service Agreements—Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from PGIM Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $408 million, $403 million and $389 million as contra-revenue in “Net investment income” and $254 million, $194 million and $168 million in “General and administrative expenses” for the years ended December 31, 2017, 2016 and 2015, respectively. Included in “Due to parent and affiliates” are payables of $70 million and $49 million at December 31, 2017 and 2016, respectively, due primarily to these agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $300 million, $275 million and $243 million for the years ended December 31, 2017, 2016 and 2015, respectively. These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell and service the Company’s products. Commissions and fees paid by the Company to PAD were $637 million, $713 million and $775 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31 are as follows:

	Maturity Dates	Rate	2017	2016
			(in millions)
U.S. Dollar floating rate notes	2018 - 2021	1.31% - 2.69%	$48	$50
U.S. Dollar fixed rate notes(1)	2018 - 2044	1.73% - 6.34%	6,697	7,062
Euro-denominated fixed rate notes	2026 - 2031	1.21% - 1.59%	92	0
Japanese Yen fixed rate notes	2021 - 2022	0.01% - 2.29%	3	217
Chilean Peso fixed rate notes	2026	6.51%	433	397
GBP denominated fixed rate notes	2030	3.12%	11	10
Total long-term notes receivable - affiliated(2)			7,284	7,736
Short-term notes receivable - affiliated(3)			1,400	782
Total notes receivable - affiliated			$8,684	$8,518
__________

(1)	Includes current portion of the long-term notes receivable of $44 million at December 31, 2017 and $128 million at December 31, 2016.

(2)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

(3)	Short-term notes receivable have variable rates, which averaged 2.07% and 1.38% at December 31, 2017 and 2016, respectively.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $59 million and $58 million at December 31, 2017 and 2016, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $338 million, $324 million and $296 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $206 million and $195 million associated with these transactions at December 31, 2017 and 2016, respectively. Revenues related to this lending activity were immaterial for years ended 2017, 2016 and 2015.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Sales of Assets between Related Parties

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gains (losses), net, respectively. The table below shows affiliated asset trades as of December 31, 2017 and 2016.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Realized Investment Gain/(Loss)
				(in millions)
Prudential Annuities Life Assurance Corporation	Apr-16	Transfer Out	Trading Account Assets	$20	$20	$0
Prudential Annuities Life Assurance Corporation	Apr-16	Transfer Out	Derivatives	17	17	0
The Gibraltar Life Insurance Co., Ltd.	May-16	Transfer Out	Fixed Maturities	77	76	1
The Gibraltar Life Insurance Co., Ltd.	May-16	Transfer Out	Commercial Mortgage & Other Loans	36	36	0
Prudential Annuities Life Assurance Corporation	May-16	Transfer Out	Derivatives	9	9	0
The Gibraltar Life Insurance Co., Ltd.	Aug-16	Transfer Out	Fixed Maturities	100	96	5
The Gibraltar Life Insurance Co., Ltd.	Aug-16	Transfer Out	Fixed Maturities	6	5	0
The Prudential Life Insurance Co., Ltd.	Sep-16	Transfer Out	Fixed Maturities	53	48	5
Prudential Annuities Life Assurance Corporation	Sep-16	Transfer In	Fixed Maturities	47	37	10
Prudential of Japan	Sep-16	Transfer Out	Commercial Mortgage & Other Loans	35	33	2
The Gibraltar Life Insurance Co., Ltd.	Nov-16	Transfer In	Fixed Maturities	495	461	34
Prudential Annuities Life Assurance Corporation	Oct-17	Transfer In	Commercial Mortgage & Other Loans	132	129	3
Gibraltar Universal Life Reinsurance Company	Oct-17	Transfer Out	Fixed Maturities	114	97	17
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer In	Fixed Maturities	14	7	7
Prudential Annuities Life Assurance Corporation	Dec-17	Transfer Out	Derivatives	171	171	0
Prudential Financial, Inc.	Dec-17	Transfer In	Fixed Maturities	879	879	2

Derivatives

Prudential Global Funding, LLC, an indirect, wholly-owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $929 million and $1,272 million at December 31, 2017 and 2016, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $928 million and $1,034 million at December 31, 2017 and 2016, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long-term investments” includes $198 million and $94 million at December 31, 2017 and 2016, respectively. “Net investment income” includes gains of $17 million, $5 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively, related to these ventures.

Noncontrolling Interest

The Company consolidates certain entities for which it exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner. “Due to parent and affiliates” includes $984 million and $102 million at December 31, 2017 and 2016, respectively, related to affiliated investor’s noncontrolling interest in such entities. “General and administrative expenses” include $2 million, $5 million and $(4) million for the years ended December 31, 2017, 2016 and 2015, respectively, representing the portion of earnings attributable to affiliated noncontrolling interests.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain affiliates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain affiliates.

21.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps to gain exposure similar to investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors and other instruments.

Synthetic Guarantees. The Company sells synthetic Guaranteed Investment Contracts (“GICs”), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. The synthetic GICs are issued in respect of assets that are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral and NPR. This netting impact results in total derivative assets of $2,015 million and $2,524 million as of December 31, 2017 and 2016, respectively, and total derivative liabilities of $1,568 million and $1,346 million as of December 31, 2017 and 2016, respectively, reflected in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017			December 31, 2016
		Gross Fair Value			Gross Fair Value
Primary Underlying/Instrument Type	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,052	$256	$(86)	$993	$0	$(110)
Foreign Currency
Foreign Currency Forwards	336	0	(3)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	15,679	707	(635)	13,455	1,774	(52)
Total Qualifying Hedges	$19,067	$963	$(724)	$14,448	$1,774	$(162)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$259,582	$10,238	$(8,778)	$254,721	$11,409	$(9,636)
Interest Rate Futures	21,822	16	(1)	28,701	31	(1)
Interest Rate Options	36,212	353	(378)	25,746	448	(406)
Interest Rate Forwards	0	0	0	321	0	(1)
Foreign Currency
Foreign Currency Forwards	75,678	790	(821)	68,864	2,287	(2,241)
Foreign Currency Options	118	0	0	187	0	0
Currency/Interest Rate
Foreign Currency Swaps	30,852	1,574	(1,582)	28,091	2,181	(1,624)
Credit
Credit Default Swaps	1,368	21	(5)	507	1	(8)
Equity
Equity Futures	37	0	0	101	0	0
Equity Options	70,067	910	(836)	16,630	182	(157)
Total Return Swaps	30,017	375	(378)	31,393	388	(460)
Synthetic GICs	77,290	0	(1)	77,169	5	0
Total Non-Qualifying Derivatives	$603,043	$14,277	$(12,780)	$532,431	$16,932	$(14,534)
Total Derivatives(1)	$622,110	$15,240	$(13,504)	$546,879	$18,706	$(14,696)
__________

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $5,604 million and $5,152 million as of December 31, 2017 and 2016, respectively, primarily included in “Future policy benefits.”

Most of the Company’s derivatives do not qualify for hedge accounting for various reasons. For example: (i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income; (ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules; and (iii) synthetic GICs, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$15,239	$(13,183)	$2,056	$(672)	$1,384
Securities purchased under agreement to resell	233	0	233	(233)	0
Total Assets	$15,472	$(13,183)	$2,289	$(905)	$1,384
Offsetting of Financial Liabilities:
Derivatives(1)	$13,501	$(11,903)	$1,598	$(447)	$1,151
Securities sold under agreement to repurchase	8,400	0	8,400	(8,400)	0
Total Liabilities	$21,901	$(11,903)	$9,998	$(8,847)	$1,151

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives(1)	$18,700	$(16,113)	$2,587	$(747)	$1,840
Securities purchased under agreement to resell	750	0	750	(750)	0
Total Assets	$19,450	$(16,113)	$3,337	$(1,497)	$1,840
Offsetting of Financial Liabilities:
Derivatives(1)	$14,694	$(13,304)	$1,390	$(1)	$1,389
Securities sold under agreement to repurchase	7,606	0	7,606	(7,606)	0
Total Liabilities	$22,300	$(13,304)	$8,996	$(7,607)	$1,389
__________

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above, see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$16	$(19)	$0	$0	$(1)	$0
Total fair value hedges	16	(19)	0	0	(1)	0
Cash flow hedges
Interest Rate	0	0	0	(2)	0	7
Currency	0	0	0	0	0	(3)
Currency/Interest Rate	0	174	(292)	0	0	(1,306)
Total cash flow hedges	0	174	(292)	(2)	0	(1,302)
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	596	0	0	0	0	0
Currency	(171)	0	0	0	0	0
Currency/Interest Rate	(356)	0	(5)	0	0	0
Credit	8	0	0	0	0	0
Equity	(390)	0	0	0	0	0
Embedded Derivatives	(60)	0	0	0	0	0
Total non-qualifying hedges	(373)	0	(5)	0	0	0
Total	$(357)	$155	$(297)	$(2)	$(1)	$(1,303)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$26	$(31)	$0	$0	$0	$0
Total fair value hedges	26	(31)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(3)	0	(4)
Currency/Interest Rate	0	120	260	0	0	140
Total cash flow hedges	0	120	260	(3)	0	136
Net investment hedges
Currency	0	0	0	0	0	(1)
Total net investment hedges	0	0	0	0	0	(1)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	286	0	0	0	0	0
Currency	73	0	0	0	0	0
Currency/Interest Rate	194	0	3	0	0	0
Credit	36	0	0	0	0	0
Equity	(192)	0	0	0	0	0
Embedded Derivatives	518	0	0	0	0	0
Total non-qualifying hedges	915	0	3	0	0	0
Total	$941	$89	$263	$(3)	$0	$135

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	AOCI(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$29	$(44)	$0	$0	$0	$0
Total fair value hedges	29	(44)	0	0	0	0
Cash flow hedges
Interest Rate	0	0	0	(4)	0	0
Currency/Interest Rate	0	79	155	0	0	942
Total cash flow hedges	0	79	155	(4)	0	942
Net investment hedges
Currency	0	0	0	0	0	0
Total net investment hedges	0	0	0	0	0	0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	643	0	0	0	0	0
Currency	116	0	0	0	0	0
Currency/Interest Rate	427	0	6	0	0	0
Credit	5	0	0	0	0	0
Equity	(35)	0	0	0	0	0
Embedded Derivatives	(307)	0	0	0	0	0
Total non-qualifying hedges	849	0	6	0	0	0
Total	$878	$35	$161	$(4)	$0	$942
__________

(1)	Amounts deferred in AOCI.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

For the years ended December 31, 2017, 2016, and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in millions)
Balance, December 31, 2014	$209
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	1,197
Amount reclassified into current period earnings	(255)
Balance, December 31, 2015	1,151
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	578
Amount reclassified into current period earnings	(442)
Balance, December 31, 2016	1,287
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(1,327)
Amount reclassified into current period earnings	25
Balance, December 31, 2017	$(15)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2017 values, it is estimated that a pre-tax gain of approximately $150 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items.

The Company’s exposure from the qualified cash flow hedges reflect variability of future cash flows in foreign currency amounts related to both the forecasted transactions and the receipt or payment of interest on existing financial instruments; as of December 31, 2017, the maximum length of time over which these cash flow hedges are outstanding were 5 years and 40 years, respectively.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within AOCI were $116 million in 2017, $117 million in 2016, and $118 million in 2015, respectively.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $170 million and $198 million as of December 31, 2017 and 2016, respectively. These credit derivatives are reported at fair value as an asset of $2 million and $1 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017, these credit derivatives’ notionals had the following NAIC ratings: $51 million in NAIC 1, $81 million in NAIC 2 and $38 million in NAIC 3. The Company has also written credit protection on certain index reference and had outstanding notional amounts of $1,020 million and $54 million, as of December 31, 2017 and 2016, respectively. These credit derivatives are reported at fair value as an asset of $19 million and liability of less than $1 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1 and $970 million in NAIC 4. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 3 years, while the credit protection on the index references have maturities of less than 30 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2017 and 2016, the Company had $178 million and $256 million of outstanding notional amounts, reported at fair value as a liability of $5 million and $8 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2017, there were no net liability derivative positions with counterparties with credit risk-related contingent features; as such, all derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Leases

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2017, 2016 and 2015 was $86 million, $83 million and $79 million, respectively.

The following table presents the Company’s future minimum lease payments under non-cancelable operating leases and there is no sub-lease income at December 31, 2017:

Operating Leases
(in millions)
2018	$95
2019	81
2020	68
2021	52
2022	36
2023 and thereafter	87
Total	$419

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2017.

Commercial Mortgage Loan Commitments

	December 31,
	2017	2016
	(in millions)
Total outstanding mortgage loan commitments	$1,702	$1,160

In connection with the Company’s investment strategy, it originates commercial mortgage loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	December 31,
	2017	2016
	(in millions)
Expected to be funded from the general account and other operations outside the separate accounts(1)	$5,787	$5,991
Expected to be funded from separate accounts(1)	$141	$491
__________

(1)	The amounts at December 31, 2016 have been revised to correct the previously reported amounts.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	December 31,
	2017	2016
	(in millions)
Guaranteed value of third parties’ assets	$77,290	$77,169
Fair value of collateral supporting these assets	$77,651	$77,732
Asset (liability) associated with guarantee, carried at fair value	$(1)	$5

Certain contracts underwritten by the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s Consolidated Statements of Financial Position.

Other Guarantees

	December 31,
	2017	2016
	(in millions)
Other guarantees where amount can be determined	$31	$51
Accrued liability for other guarantees and indemnifications	$0	$0

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $31 million and $51 million as of December 31, 2017 and 2016, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Assets and liabilities held for insolvency assessments were as follows:

	December 31,
	2017	2016
	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$64	$78
Premium tax offset currently available for paid assessments	6	6
Total	$70	$84
Other liabilities:
Insolvency assessments	$35	$48

Contingent Liabilities

On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “—Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if potentially material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $250 million. Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

Wells Fargo MyTerm Sales

In December 2016, the Company announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Company-initiated review of how the product was being sold through Wells Fargo. The Company has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial’s total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.

The Company has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the NJDOBI, state attorneys general and federal legislators, and is responding to these requests. The Company has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. The Company may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. The Company has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers.

Broderick v. The Prudential Insurance Company of America, et al.

In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint.

Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, et al.

In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act (“RICO”)) and New Jersey law (Consumer Fraud Act); and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the complaint. In February 2017, the amended complaint was withdrawn with prejudice. This case is now closed.

Huffman v. The Prudential Insurance Company of America

In September 2010, Huffman v. The Prudential Insurance Company of America, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by the Employee Retirement Income Security Act (“ERISA”)-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential Insurance’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the court lifted the stay, and in September 2014, plaintiffs filed a motion seeking leave to amend the complaint. In July 2015, the court granted plaintiffs’ motion to file an amended complaint. Plaintiffs’ amended complaint added two new class representatives, a new common law breach of fiduciary duty claim, and a prohibited transactions claim under Section 406(a)(1)(C) of ERISA. In August 2015, Prudential Insurance filed its answer to the first amended complaint. In February 2016, plaintiffs filed a class certification motion. In September 2016, plaintiffs’ motion for class certification was denied, and in October 2016, plaintiffs filed a motion for reconsideration. In December 2016, the motion for reconsideration was denied. In February 2017, all parties filed motions for summary judgment. In December 2017, the court granted plaintiffs’ motion for summary judgment as to their breach of fiduciary duty claims under ERISA, dismissed plaintiffs’ state law claim, and denied the motions for summary judgment on the prohibited

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

transaction claim. In December 2017, plaintiffs filed a motion to alter or amend the prior orders denying class certification. In January 2018, the court denied in part, and granted in part, plaintiffs’ class certification motion and certified a class limited to participants in the two employer plans involving the named plaintiffs. In February 2018, Prudential Insurance filed a petition with the Third Circuit Court of Appeals seeking permission to appeal the class certification decision.

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint.

Escheatment Litigation

State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit against Prudential Insurance in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Prudential Insurance’s rehearing petition. In November 2015, Prudential Insurance filed its answer.

State of West Virginia ex. Rel. John D. Perdue v. Pruco Life

In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life’s rehearing petition. In November 2015, Pruco Life filed its answer.

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC

On December 27, 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

Other Matters

Wood II, et al. v. PRIAC

In December 2015, a putative class action complaint entitled, Leonard D. Wood II on behalf of the KeHe Distributors, Inc. 401(k) Retirement Saving Non-Union Plan and Maya Shaw on behalf of the Exco Resources, Inc. 401(k) Plan and all other similarly situated ERISA-covered employee pension benefit plans v. PRIAC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans whose plan

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

assets were invested in group annuity contract stable value funds within six years prior to, on, or after December 3, 2015; and (ii) alleges that PRIAC breached its fiduciary obligations and accepted excessive compensation by crediting rates on the stable value accounts that are less than PRIAC’s internal rate of return on those plan assets without disclosing this spread to the plans. In February 2016, PRIAC filed a motion to dismiss the complaint. In September 2016, the court issued a decision: (i) denying PRIAC’s motion to dismiss the claim alleging that it is a fiduciary under ERISA; and (ii) granting PRIAC’s motion to dismiss the claim alleging non-fiduciary liability. In October 2016, PRIAC filed its Answer. In January 2017, plaintiffs filed a motion for class certification. In February 2017, the court granted the unopposed motion of plaintiff Wood on behalf of the KeHe plan to dismiss the case as to the KeHe plan without prejudice. In August 2017, the court denied plaintiff’s motion for class certification. In October 2017, the court issued an order confirming the parties’ stipulation dismissing the claims of the sole remaining plaintiff with prejudice. This case is now closed.

Rosen v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC complaint was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, plaintiff filed a voluntary notice of dismissal with prejudice as to Ferguson Enterprises, Inc. and Capital Partners, LLC d/b/a Captrust Financial Advisors. In October 2017, a three judge panel from the Second Circuit Court of Appeals affirmed the judgment of the district court, and plaintiff subsequently filed a petition for rehearing before the entire Court of Appeals. In December 2017, the Court of Appeals denied plaintiff’s request for a rehearing.

Bouder v. Prudential Financial, Inc.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification. In February 2015, the federal District Court for New Jersey granted in part, and denied in part, plaintiffs’ renewed class certification motion. It certified for class treatment plaintiffs’ wage payment claims which include allegations that the Company made improper deductions from the wages of its former common law agents in California, New York, and Pennsylvania, and its financial services associates in California and New York. The court denied plaintiffs’ attempt to certify a class based on the Company’s alleged failure to pay overtime to its former common law agents and its financial services associates in California, Illinois, New York and Pennsylvania. In March 2015, the Company filed a motion requesting that the court reconsider its decision to partially grant plaintiffs’ renewed class certification motion with regard to its former common law agents. In June 2017, the parties filed a consent

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

motion for preliminary settlement approval. In August 2017, the court issued an order granting preliminary approval of the parties’ class action settlement. In December 2017, the court issued a Judgment and Order of Dismissal granting the unopposed motion for Certification of Settlement Classes and Final Approval of Settlement and granted the Motion for Attorney Fees. This case is now closed.

Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation

In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:

PICA et al. v. Bank of New York Mellon (“BONYM”)

In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the Trust Indenture Act of 1939 and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty.

PICA et al. v. Citibank N.A.

In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the Trust Indenture Act of 1939, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations.

PICA et al. v. Deutsche Bank, et al.

In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Notes to Consolidated Financial Statements

the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and Trust Indenture Act claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty-two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty-one trusts, and dismissing such claims as to the remaining twenty-one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions.

PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification, and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and Trust Indenture Act claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action.
PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the Trust Indenture Act of 1939; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss

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Notes to Consolidated Financial Statements

the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action.
Regulatory Matters

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter

In 2016, Prudential Financial self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. We cannot predict the outcome of these discussions.
Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2017 and December 31, 2016, and the related consolidated statements of operations, of comprehensive income (loss), of equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2017 and December 31, 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain reinsurance costs in 2017.

As discussed in Note 20 to the consolidated financial statements, the Company has entered into significant transactions with related parties.

Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

March 27, 2018

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C:
OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number		Description of Exhibit
(a)	Board of Directors Resolution:
	(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
	(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 5)
	(ii)	Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
	(iii)	Schedules of Sales Commissions. (Note 5)

(d)	Contracts:
	(i)	Variable Appreciable Life Insurance Contracts: (Note 6)

(a) With fixed death benefit for use in New Jersey and domicile approval states.
(b) With variable death benefit for use in New Jersey and domicile approval states.
(c) With fixed death benefit for use in non‑domicile approval states.
(d) With variable death benefit for use in non‑domicile approval states.

	(ii)	Rider for Insured's Waiver of Premium Benefit. (Note 6)
	(iii)	Rider for Applicant's Waiver of Premium Benefit. (Note 6)
	(iv)	Rider for Insured's Accidental Death Benefit. (Note 6)
	(v)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 6)
	(vi)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)
	(vii)	Rider for Interim Term Insurance Benefit. (Note 6)
	(viii)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
	(ix)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)
	(x)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
	(xi)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions. (Note 6)
	(xii)	Rider for Level Term Insurance Benefit on Dependent Children from Term Conversions or Attained Age Change. (Note 6)
	(xiii)	Endorsement defining Insured Spouse. (Note 6)
	(xiv)	Rider covering lack of Evidence of Insurability on a Child. (Note 6)
	(xv)	Rider modifying Waiver of Premium Benefit. (Note 6)
	(xvi)	Rider to terminate a Supplementary Benefit. (Note 6)
	(xvii)	Rider providing for election of Variable Reduced Paid‑up Insurance. (Note 6)
	(xviii)	Rider to provide for exclusion of Aviation Risk. (Note 6)
	(xix)	Rider to provide for exclusion of Military Aviation Risk. (Note 6)
	(xx)	Rider to provide for exclusion for War Risk. (Note 6)
	(xxi)	Rider to provide for Reduced Paid‑up Insurance. (Note 6)
	(xxii)	Rider providing for Option to Exchange Policy. (Note 6)
	(xxiii)	Endorsement defining Ownership and Control of the Contract. (Note 6)
	(xxiv)	Rider providing for Modification of Incontestability and Suicide Provisions. (Note 6)
	(xxv)	Endorsement issued in connection with Non‑Smoker Qualified Contracts. (Note 6)
	(xxvi)	Endorsement issued in connection with Smoker Qualified Contracts. (Note 6)
	(xxvii)	Home Office Endorsement. (Note 6)

	(xxviii)	Endorsement showing Basis of Computation for Non‑Smoker Contracts. (Note 6)
	(xxix)	Endorsement showing Basis of Computation for Smoker Contracts. (Note 6)
	(xxx)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 6)
	(xxxi)	Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 6)
	(xxxii)	Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 6)
	(xxxiii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 6) (b) for use in all approved jurisdictions except Florida and New York. (Note 6) (c) for use in New York. (Note 6)
	(xxxiv)	Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 6)
	(xxxv)	Rider for Level Term Insurance Benefit on Life of Insured Premium Increases Annually. (Note 6)
	(xxxvi)	Rider for Term Insurance Benefit on Life of Insured Decreasing Amount. (Note 6)
	(xxxvii)	Rider for a Level Premium Option. (Note 6)
	(xxxviii)	Payment of Unscheduled Premium Benefit (Note 6)
	(xxxix)	Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 6)
	(xl)	Endorsement altering the Assignment provision. (Note 6)
	(xli)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
	(xlii)	Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
	(xliii)	Rider for Level Term Insurance Benefit on Life of InsuredPremium Increases Annually (Note 6)
	(xliv)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 6)
	(xlv)	Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 6)
	(xlvi)	Endorsement for altering List of Investment Options. (Note 6)

(e)	Application:
	(i)	Application Form. (Note 5)
	(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
	(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 5)
	(ii)	By‑laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 5)

(g)	Reinsurance Contracts.
	(i)	Agreement between Prudential and Pruco Life. (Note 3)
	(ii)	Agreement between Prudential and Pruco Life of New Jersey. (Note 3)

(h)	Participation Agreements:
	(i)	Participation Agreement between Prudential and Prudential Series Fund (Note 1)
	(ii)	Shareholder Agreement (22c-2 Agreement) between Prudential and Prudential Series Fund (Note 1)

(i)	Administrative Contracts:
	(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)
	(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 8)
	(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 10)

(j)	Not Applicable.

(k)	Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)
Powers of Attorney: R. Axel, T. Baltimore, Jr., G. Casellas, R. Falzon, M. Grier, M. Hund-Mejean, K. Krapek, Peter R. Lighte, George Paz, S. Pianalto, C. Poon, D. Scovanner, J. Strangfeld, Jr., Michael A. Todman (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e‑3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed‑benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 9)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 29 to this Registration Statement, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed April 21, 2009 on behalf of The Prudential Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 13, 2010 on behalf of The Prudential Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 12, 2011 on behalf of The Prudential Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 20 to Form Registration No. 333-112808, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 10, 2014 on behalf of The Prudential Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 28 to Form Registration No. 333-112808, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account
Item 27. Directors and Officers of Prudential
The directors and officers of Prudential, listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.
DIRECTORS OF PRUDENTIAL
THOMAS J. BALTIMORE, JR.- Director. Chair, Investment Committee; Chair, Executive Committee; Chair, Risk Committee; Member, Compensation Committee;. Mr. Baltimore is Chairman, President and Chief Executive Officer of Park Hotels & Resorts, Inc. and a director of Park Hotels & Resorts, Inc.

GILBERT F. CASELLAS- Director. Chair, Corporate Governance and Business Ethics Committee; Member, Executive Committee; Member, Risk Committee. Mr. Casellas is Chairman of OMNITRU.

MARK B. GRIER- Director. Member, Risk Committee. Mr. Grier is Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America.

MARTINA T. HUND-MEJEAN- Director. Member, Audit Committee. Ms. Hund-Mejean is the Chief Financial Officer of Mastercard Worldwide.

KARL J. KRAPEK- Director. Chair, Compensation Committee; Member, Executive Committee; Member, Risk Committee. Mr. Krapek is the former President and Chief Operating Officer, United Technologies Corporation, and a director of Northrop Grumman Corporation, and Pensare Acquisitions Corporation

PETER R. LIGHTE- Director. Member, Investment Committee; Member, Corporate Governance and Business Ethics Committee. Mr. Lighte is the former Vice Chairman, J.P. Morgan Corporate Bank, and the founding Chairman of J.P. Morgan Chase Bank, China.

GEORGE PAZ- Director. Member, Audit Committee. Mr. Paz is Non-Executive Chairman and former Chief Executive Officer of Express Scripts Holding Company, and a director of Honeywell International Inc. and Express Scripts Holding Company.

SANDRA PIANALTO - Director. Member, Corporate Governance and Business Ethics Committee; Member, Finance Committee. Ms. Pianalto is the former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, and a director of Eaton Corporation plc, The J.M. Smucker Company and FirstEnergy Corp.

CHRISTINE A. POON- Director. Chair, Finance Committee; Member, Investment Committee; Member, Executive Committee; Member, Risk Committee. Ms. Poon is a Professor at the Max M. Fisher College of Business at The Ohio State University, and a director of Koninklijke Phillips Electronics NV, Regeneron Pharmaceuticals and The Sherwin-Williams Company.

DOUGLAS A. SCOVANNER- Director. Chair, Audit Committee; Member, Executive Committee; Member, Risk Committee. Mr. Scovanner is the Founder and Managing Member of Comprehensive Financial Strategies, LLC.

JOHN R. STRANGFELD, JR.- Director. Member, Executive Committee. Mr. Strangfeld is Chairman, Chief Executive Officer and President of Prudential Financial Inc. and The Prudential Insurance Company of America.

MICHAEL A. TODMAN- Director. Member, Compensation Committee; Member, Finance Committee. Mr Todman is former Vice Chairman of Whirlpool Corporation, and a director of Brown-Forman Corporation and Newell Rubbermaid, Inc.

PRINCIPAL OFFICERS
LUCEAN A. ALZIARI- Senior Vice President and Chief Human Resources Officer
LEE D. AUGSBURGER – Senior Vice President and Chief Ethics and Compliance Officer
ROBERT D. AXEL – Senior Vice President, Principal Accounting Officer and Controller
ROBERT M. FALZON – Executive Vice President and Chief Financial Officer
MARGARET M. FORAN – Chief Governance Officer, Senior Vice President and Corporate Secretary
MARK B. GRIER – Vice Chairman
TIMOTHY P. HARRIS – Executive Vice President and General Counsel
BARBARA G. KOSTER – Senior Vice President and Chief Information Officer
CHARLES F. LOWREY – Executive Vice President and Chief Operating Officer, International Businesses
STEPHEN PELLETIER – Executive Vice President and Chief Operating Officer, U.S. Businesses
NICHOLAS C. SILITCH – Senior Vice President and Chief Risk Officer

KEVIN SIMONS - Senior Vice President and Chief Auditor
SCOTT G. SLEYSTER – Senior Vice President and Chief Investment Officer
JOHN R. STRANGFELD – Chairman, Chief Executive Officer and President
KENNETH Y. TANJI – Senior Vice President and Treasurer
CANDACE J. WOODS– Senior Vice President and Chief Actuary
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.
Item 29. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly‑owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities's principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker‑dealers authorized by Pruco Securities and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Pruco Securities”)

Name and Principal Business Address	Position and Office with Pruco Securities
Caroline Feeney (Note 1)	Chairman of the Board, Manager
Kevin M. Brayton (Note 6)	Vice President, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Anthony M. Fontano (Note 1)	Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Patrick L. Hynes (Note 4)	Vice President, Manager
Peter C. Gayle (Note 5)	Vice President, Manager
Charles H. Smith (Note 2)	Anti-Money Laundering Officer
David S. Campen (Note 3)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Mary E. Yourth (Note 3)	Assistant Controller
Maggie Palen (Note 2)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
Dexter M. Feliciano (Note 1)	Assistant Secretary
Jordan K. Thomsen (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Hasan Ibrahim (Note 1)	Chief Legal Officer, Vice President, Assistant Secretary
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Joseph B. McCarthy (Note 6)	Assistant Treasurer
Michele E. Talafha (Note 8)	Assistant Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Conway Lee (Note 1)	Secretary
Jason R. Chupak (Note 2)	Treasurer
Charles M. O'Donnell (Note 5)	Vice President
Milton T. Landes (Note 1)	Vice President
John F. Keenan (Note 7)	Vice President

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 1 Mill Ridge Lane, Chester, NJ 07930
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103
(Note 7) 655 Broad Street, Newark, NJ 07102

(Note 8) 2 Gateway Center, Newark, NJ 07102

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,855,401 in 2017, $2,574,216 in 2016, and $2,464,259 in 2015. Pruco Securities offers the Contract on a continuous basis.
The sum of the chart below is $120,592,554, which represents Pruco Securities’ total 2017 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$57,777,270	$-0-	$62,815,284	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
Item 31. Location of Accounts and Records
The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.
The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
Item 32. Management Services
Not Applicable.
Item 33. Representation of Reasonableness of Fees
The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 10th day of April, 2018.
(Seal)

The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen
Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 40 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of April, 2018.

Signature and Title

/s/ *
John R. Strangfeld, Jr.
President, Chairman of the Board, and Chief Executive Officer

/s/ *
Robert D. Axel
Senior Vice President, Principal Accounting Officer, and Corporate Controller

/s/ *
Robert M. Falzon
Executive Vice President and Chief Financial Officer
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
Thomas J. Baltimore, Jr.		(Attorney-in-Fact)
Director

/s/ *
Gilbert F. Casellas
Director

/s/ *
Mark B. Grier
Director

/s/ *
Martina T. Hund-Mejean
Director

/s/ *
Karl J. Krapek
Director	*By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen
/s/ *		(Attorney-in-Fact)
Peter Rupert Lighte
Director

/s/ *
George Paz
Director

/s/ *
Sandra Pianalto
Director

/s/ *
Christine A. Poon
Director

/s/ *
Douglas A. Scovanner
Director

/s/ *
Michael A. Todman
Director

EXHIBIT INDEX

Item 26.
(h) Participation Agreements:	(i)	Participation Agreement between Prudential and Prudential Series Fund
	(ii)	Shareholder Agreement (22c-2 Agreement) between Prudential and Prudential Series Fund
(k) Legal Opinion and Consent:		Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered.
(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
(ii)
Powers of Attorney: R. Axel, T. Baltimore, Jr., G. Casellas, R. Falzon, M. Grier, M. Hund-Mejean, K. Krapek, Peter R. Lighte, George Paz, S. Pianalto, C. Poon, D. Scovanner, J. Strangfeld, Jr., Michael A. Todman